UNITED STATES

SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.)

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

SA FUNDS - INVESTMENT TRUST

(Exact Name of Registrant as Specified in Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration No.:

(3)	Filing Party:

(4)	Date Filed:

SA FUNDS - INVESTMENT TRUST

SA U.S. Fixed Income Fund	SA International Value Fund
SA Global Fixed Income Fund	SA International Small Company Fund
SA U.S. Core Market Fund	SA Emerging Markets Value Fund
SA U.S. Value Fund	SA Real Estate Securities Fund
SA U.S. Small Company Fund	SA Worldwide Moderate Growth Fund *

(each a “Fund” and together, the “Funds”)

* The SA Worldwide Moderate Growth Fund (the “Allocation Fund”) is structured as a fund of funds, with only an investment adviser and no sub-adviser. All of the Funds other than the Allocation Fund have both an investment adviser and a sub-adviser (the “Sub-Advised Funds”).

July 14, 2023

Dear Shareholders:

The enclosed Proxy Statement discusses three proposals to be voted upon by Shareholders (the “Shareholders”) of the above-named Funds, each a series of SA Funds - Investment Trust (the “Trust”), at two special meetings of Shareholders to be held at the offices of Buckingham Strategic Partners, LLC, 8182 Maryland Avenue, Suite 500, St. Louis, Missouri 63105 on September 8, 2023. The first special meeting (the “First Meeting”) will be held at 10 a.m. Central Time and the second special meeting (the “Second Meeting”) will be held at 11 a.m. Please review the Proxy Statement and cast your vote on the proposals. After considering the proposals, the Board of Trustees of the Trust (the “Board” or the “Trustees”) has unanimously approved each of the proposals. The Board recommends that Shareholders vote FOR each of the proposals.

Buckingham Strategic Partners, LLC (the “Adviser”) serves as each Fund’s investment adviser, under investment advisory and administrative services agreements between the Adviser and the Trust, on behalf of each Fund (the “Existing Advisory Agreements”). As each Fund’s investment adviser, the Adviser is responsible for each Fund’s overall investment strategy and its implementation.

As announced on February 27, 2023 by press release and as discussed in more detail in the enclosed Proxy Statement, Focus Financial Partners Inc. (“Focus”), the ultimate parent company of the Adviser, has agreed to be acquired by investment vehicles affiliated with Clayton, Dubilier & Rice, LLC (“CD&R”) and Stone Point Capital LLC (“Stone Point”). Investment vehicles managed by Stone Point will retain a portion of their existing investment in Focus as part of the transaction with CD&R (the “Transaction”), and will provide new equity financing in connection with the Transaction. The Transaction is anticipated to close in the third quarter of 2023 (the date on which the closing occurs, the “Closing Date”). Following the Closing Date, Focus will be privately owned, and its shares will not be publicly traded. Currently, Focus’ shares are registered with the SEC and listed and traded on NASDAQ. The Transaction is not expected to result in any material change in the day-to-day management of the Funds or the Adviser.

The Transaction is anticipated to result in an indirect change of control of the Adviser (the “Change of Control”). Consistent with the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”), the Existing Advisory Agreements, as well as the current sub-advisory agreement (the “Existing Sub-Advisory Agreement”) by and among the Trust (on behalf of each Sub-Advised Fund), the Adviser and Dimensional Fund Advisors LP, the investment sub-adviser to the Sub-Advised Funds, (the

“Sub-Adviser”), each contain a provision that the agreement will terminate automatically in the event of its “assignment” (as defined in the 1940 Act). The Change of Control will be deemed an assignment of the Existing Advisory Agreements and Existing Sub-Advisory Agreement and result in the automatic termination of each agreement.

To provide for continuity in the operation of the Funds, on May 22, 2023, the Board unanimously approved (i) interim advisory and administrative services agreements between the Adviser and the Trust, on behalf of each Fund (the “Interim Advisory Agreements”) and (ii) an interim investment sub-advisory agreement by and among the Trust (on behalf of each Sub-Advised Fund), the Adviser and the Sub-Adviser (the “Interim Sub-Advisory Agreement”) that each meet the requirements of Rule 15a-4 under the 1940 Act, including that each will be in effect for no longer than 150 days following the Closing Date without prior approval of the Funds’ Shareholders. For each of the Funds, the Interim Advisory and Sub-Advisory Agreements each have identical terms and conditions, including identical advisory and sub-advisory fees, as the Existing Advisory and Sub-Advisory Agreements, except for the effective and termination dates, certain escrow provisions, and a few other immaterial changes. The Interim Advisory and Sub-Advisory Agreements each may be terminated prior to the completion of its 150-day term, and they will terminate in the event that Shareholders of the Funds approve the New Advisory Agreements and New Sub-Advisory Agreement, as applicable (each defined below).

To continue to provide for continuity in the operation of the Funds beyond the 150-day interim period, the Board unanimously approved (i) new investment advisory and administrative services agreements with the Adviser with respect to each of the Funds (the “New Advisory Agreements”) and (ii) a new investment sub-advisory agreement by and among the Trust (on behalf of each Sub-Advised Fund), the Adviser and the Sub-Adviser (the “New Sub-Advisory Agreement”). The New Advisory and Sub-Advisory Agreements must also be approved by Shareholders of each Fund, as applicable, so, at the First Meeting, you are being asked to approve the applicable New Advisory Agreement and, if you are a shareholder of a Sub-Advised Fund, the New Sub-Advisory Agreement.

Under the New Advisory and Sub-Advisory Agreements, the Adviser and Sub-Adviser, as applicable, will provide investment advisory services to each Fund on the same terms and conditions and for identical fees to those currently in effect. None of the Funds’ investment objectives, policies, risks, principal or non-principal strategies, or fundamental or non-fundamental investment restrictions will change as a result of the Transaction. All of the investment advisory personnel who currently manage the Funds are expected to continue to do so after the Closing Date. In addition, the Board’s Trustees who oversee the Trust will continue to do so after the Closing Date.

Additionally, in connection with the indirect change of control of the Adviser, Focus has agreed to take certain actions to comply with Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive “safe harbor” for the Adviser or any affiliated persons thereof to receive any amount or benefit in connection with a change in control of the Adviser as long as at least 75% of the Trustees of the Fund are not “interested persons” as defined in the 1940 Act (“Independent Trustees”), among other requirements. Currently, the Fund’s Board meets the 75% threshold.

The Transaction WILL NOT CHANGE any Fund’s name or the number of shares you own of your Fund.

The Board has determined that approval of the New Advisory Agreements and New Sub-Advisory Agreement are each in the best interests of the Funds and their Shareholders.

At the Second Meeting of Shareholders, you are also being asked to vote on a proposal to elect four Trustees as members of the Board. The Board appointed Charles Roame as an Independent Trustee of the Trust effective June 14, 2012. One additional Trustee is being presented for election at the Second Meeting:

Jonathan Scheid. The two current elected Trustees, Bryan Brown and Harold Shefrin, are to be presented for re-approval. If elected by the Shareholders at the Second Meeting, Jonathan Scheid will join the Board as a Trustee.

The Board voted unanimously to approve the proposals. The Board recommends that you vote FOR each of the proposals.

The enclosed Proxy Statement describes the voting process for Shareholders. The proxy votes will be reported at the special meetings of Shareholders scheduled for September 8, 2023. Please submit your proxy via the internet, phone or mail as soon as possible. Specific instructions for these voting options can be found on the enclosed proxy card. To ensure that your vote is counted, your executed proxy card must be received by 11:59 p.m. (Eastern Time) on September 7, 2023.

Thank you for your continued support.

Very truly yours,

/s/ Marcy Tsagarakis

Marcy Tsagarakis

Secretary

SA Funds – Investment Trust

SA FUNDS - INVESTMENT TRUST

SA U.S. Fixed Income Fund	SA International Value Fund
SA Global Fixed Income Fund	SA International Small Company Fund
SA U.S. Core Market Fund	SA Emerging Markets Value Fund
SA U.S. Value Fund	SA Real Estate Securities Fund
SA U.S. Small Company Fund	SA Worldwide Moderate Growth Fund *

(each a “Fund” and together, the “Funds”)

* The SA Worldwide Moderate Growth Fund (the “Allocation Fund”) is structured as a fund of funds, with only an investment adviser and no sub-adviser. All of the Funds other than the Allocation Fund have both an investment adviser and a sub-adviser (the “Sub-Advised Funds”).

July 14, 2023

NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS

To be Held On September 8, 2023

8182 Maryland Ave., Suite 500

St. Louis MO 63105

1-844-366-0905

Notice is hereby given that two special meetings of Shareholders (the “Shareholders”) of the Funds, each a series of SA Funds - Investment Trust, a Delaware statutory trust (the “Trust”), will be held in the offices of Buckingham Strategic Partners, LLC (the “Adviser”), 8182 Maryland Avenue, Suite 500, St. Louis, Missouri 63105 on September 8, 2023. The first special meeting (the “First Meeting”) will be held at 10:00 a.m. and the second special meeting (the “Second Meeting”) will be held at 11 a.m. (each, a “Meeting” and collectively, the “Meetings”).

At the First Meeting, Shareholders will be asked to vote on the following Proposals with respect to each Fund in which they own shares:

Proposals Proposal 1: To approve a new investment advisory and administrative services agreement between the Trust, on behalf of each Fund, and the Adviser.	Applicable Funds All Funds
Proposal 2: To approve a new sub-advisory agreement by and among the Trust, on behalf of each Sub-Advised Fund, the Adviser and Dimensional Fund Advisors LP, the investment sub-adviser to the Sub-Advised Funds.	The Sub-Advised Funds

At the Second Meeting, Shareholders will be asked to vote on the following Proposal with respect to each Fund in which they own shares:

Proposal	Applicable Funds
Proposal 1: To elect Bryan Brown, Charles Roame, Jonathan Scheid and Harold Shefrin to the Trust’s Board of Trustees	All Funds

The Board recommends that you vote FOR each of the Proposals.

You are entitled to vote at the Meetings, or any adjournment(s), postponement(s) or delay(s) thereto, if you owned shares of one or more of the Funds at the close of business on July 5, 2023 (the “Record Date”). Proxies or voting instructions with respect to a Proposal may be revoked at any time before they are exercised by executing and submitting a revised proxy, by giving written notice of revocation to the Trust at 8182 Maryland Avenue, Suite 500, St. Louis, Missouri 63105 or by voting in person at the Meetings (merely attending the Meetings, however, will not revoke any previously submitted proxy).

If the necessary quorum to transact business for each Fund, or the vote required to approve the Proposals by a Fund, is not obtained at the Meetings, the persons named as proxies may propose one or more adjournments of the Meetings in accordance with applicable law to permit further solicitation of proxies.

This notice and the accompanying proxy materials are first being sent to Shareholders on or about July 24, 2023.

YOUR VOTE IS IMPORTANT - PLEASE COMPLETE AND RETURN YOUR PROXY PROMPTLY.

You are cordially invited to attend the Meetings. If you attend the Meetings, you may vote your shares in person. However, we urge you, whether or not you expect to attend the Meetings in person, to complete, date, sign and return the enclosed proxy card(s) in the enclosed postage-paid envelope. We ask for your cooperation in voting your proxy promptly.

Important Notice Regarding the Availability of Proxy Materials for the Special Meetings to Be Held on September 8, 2023.

The Proxy Statement is available on the Internet at https://vote.proxyonline.com/SA/docs/proxy.pdf.

If you need assistance or have any questions regarding the Proposals or how to vote your shares, please call EQ Fund Solutions, LLC (“EQ”) at 800-591-6313 Monday – Friday, 9:00 a.m. - 10:00 p.m. (Eastern Time). The Funds have engaged EQ, located at 48 Wall Street, New York, NY 10005, to serve as proxy solicitor.

By order of the Board of the Trust, on behalf of the Funds.

/s/ Marcy Tsagarakis

Marcy Tsagarakis

Secretary

SA Funds – Investment Trust

July 14, 2023

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSALS

While we strongly encourage you to read the full text of the enclosed Proxy Statement, we are also providing you with a brief overview of the subjects of the Shareholder vote. Your vote is important.

QUESTIONS AND ANSWERS

Q.	What are Shareholders being asked to vote for at the upcoming First Special Meeting of Shareholders (the “First Meeting”) and the Second Special Meeting of Shareholders (the “Second Meeting”) (collectively, the “Meetings”), each to be held on September 8, 2023, at 10am and then 11am respectively?
A.	At the First Meeting, Shareholders of each Fund in which they own shares will be voting on a proposal to (i) approve a new investment advisory and administrative services agreement (collectively, the “New Advisory Agreements”) between SA Funds - Investment Trust (the “Trust”) on behalf of each Fund and Buckingham Strategic Partners, LLC (the “Adviser”) and (ii) with respect to the Sub-Advised Funds, approve a new investment sub-advisory agreement (the “New Sub-Advisory Agreement”) by and among the Trust, the Adviser and Dimensional Fund Advisors LP, the investment sub-adviser to the Sub-Advised Funds (the “Sub-Adviser”).

At the Second Meeting, Shareholders of each Fund in which they own shares will be voting on a proposal to elect Bryan Brown, Charles Roame, Jonathan Scheid and Harold Shefrin to serve on the Trust’s Board of Trustees (the “Board” and each member a “Trustee”) as Trustees (as defined below).

The three proposals collectively are referred to as the “Proposals.”

Q.	Has the Board of Trustees of the Trust approved the Proposals?
A.	At a meeting of the Board, held on May 22, 2023, which was called for the purpose of approving the New Advisory Agreements and New Sub-Advisory Agreement, including the Trustees who are not “interested persons” of the Fund (the “Independent Trustees”), as such term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), unanimously approved each of the Proposals.
Q.	Why am I being asked to vote on the New Advisory Agreements and New Sub-Advisory Agreement?
A.	The Adviser currently serves as each Fund’s investment adviser under investment advisory and administrative services agreements between the Adviser and the Trust, on behalf of each Fund (the “Existing Advisory Agreements”) and Sub-Adviser currently serves as each Sub-Advised Fund’s sub-adviser under an investment sub-advisory agreement by and among the Trust (on behalf of each of the Sub-Advised Funds), the Adviser and the Sub-Adviser. As each Fund’s investment adviser, the Adviser is responsible for each Fund’s overall investment strategy and its implementation.

As announced on February 27, 2023 by press release, Focus Financial Partners Inc. (“Focus”), the ultimate parent company of the Adviser, agreed to be acquired by investment vehicles affiliated with Clayton, Dubilier & Rice, LLC (“CD&R”) and Stone Point Capital LLC (“Stone Point”). Investment vehicles managed by Stone Point will retain a portion of their existing investment in

i

Focus as part of the transaction with CD&R (the “Transaction”) and will provide new equity financing in connection with the Transaction. The Transaction is anticipated to close in the third quarter of 2023 (the date on which the closing occurs, the “Closing Date”). Following the Closing Date, Focus will be privately owned and its shares will not be publicly traded. Currently, Focus’ shares are registered with the SEC and listed and traded on NASDAQ.

The Transaction is anticipated to result in an indirect change of control of the Adviser (the “Change of Control”) that will be deemed an “assignment” as defined by the 1940 Act. To allow the Adviser to continue serving as the investment adviser to each Fund and the Sub-Adviser to continue serving as the sub-adviser to each Sub-Advised Fund without any interruption after termination of the Existing Advisory Agreements and Existing Sub-Advisory Agreement, respectively, the Board has approved interim investment advisory and administrative services agreements between the Adviser and the Trust on behalf of each Fund (the “Interim Advisory Agreements”) and an interim investment sub-advisory agreement by and among the Trust (on behalf of each Sub-Advised Fund), the Adviser and the Sub-Adviser (the “Interim Sub-Advisory Agreement”) that each meet the requirements of Rule 15a-4 under the 1940 Act, including that the duration of the Interim Advisory Agreements and Interim Sub-Advisory Agreement will be no greater than 150 days following the termination of the Existing Advisory Agreements and Existing Sub-Advisory Agreement. The Interim Advisory Agreements and Interim Sub-Advisory Agreement will each automatically terminate upon the approval of Shareholders of each Fund of the New Advisory Agreements and the approval of Shareholders of each Sub-Advised Fund of the New Sub-Advisory Agreement.

Under Section 15 of the 1940 Act, the Adviser can continue to serve as the investment adviser to the Funds under the New Advisory Agreements and the Sub-Adviser can continue to serve as the sub-adviser to the Sub-Advised Funds under the New Sub-Advisory Agreement only if the agreements are approved by the Independent Trustees and Shareholders of the Funds or Sub-Advised Funds, as applicable. Accordingly, Shareholders of the Funds and Sub-Advised Funds are being asked to approve the New Advisory Agreements and New Sub-Advisory Agreement, respectively. No changes in the services provided by the Adviser or Sub-Adviser to the Funds or Sub-Advised Funds, respectively, or in the personnel at the Adviser or Sub-Adviser providing those services are expected as a result of the Transaction.

The implementation of the New Advisory Agreements and the New Sub-Advisory Agreement are contingent upon the completion of the Transaction. If the Transaction is not completed, then the Existing Advisory Agreements and Existing Sub-Advisory Agreement would not be terminated and would remain in effect.

Shareholders are being asked to vote on the New Advisory Agreements and New Sub-Advisory Agreement, NOT the Transaction itself.

The Proxy Statement provides additional information about the Adviser, Sub-Adviser and the Proposals. The New Advisory Agreements and New Sub-Advisory Agreement will each become effective for a Fund and Sub-Advised Fund, respectively, upon approval of such agreement by Shareholders of such Fund.

Q.	Why am I being asked to vote to elect Trustees?
A.	The Trustees oversee management and operations of the Funds and serve as representatives of Shareholders of the Funds. Trustees have an obligation to serve the best interests of the Funds. The 1940 Act requires that a majority of the Trustees be elected by Shareholders of the Funds for which they serve. In addition, the Board may fill vacancies or elect new Trustees only if at least two-thirds of the Trustees have been elected by Shareholders immediately following their election. In this regard, the Board has determined it to be in the best interests of the Trust and its Shareholders to enhance the flexibility to expand the Board or replace a retiring or resigning Trustee in the future. Accordingly, the Board proposes that Shareholders elect Bryan Brown, Charles Roame, Jonathan Scheid and Harold Shefrin to the Board so as to have a Board made up of members all of whom have been elected by Shareholders.
Q.	How does the Board recommend that I vote?
A.	The Board recommends that you vote FOR each of the Proposals.
Q.	Why is the Board recommending that I approve the Proposals?
A.	The Board recommends that you approve the Proposals (i) to ensure that the operation of your Fund can continue without any interruption and so the Adviser and Sub-Adviser can continue to provide your Fund with the services currently being provided; and (ii) to avoid additional costs to the Fund for seeking alternatives.

If Shareholders of the Funds do not ultimately approve the New Advisory Agreements and Sub-Advisory Agreements, then the Adviser and Sub-Adviser will not be permitted to serve as the Fund’s investment adviser and sub-adviser upon the completion of the Transaction. Accordingly, the Board has approved the Interim Advisory Agreements with the Adviser and the Interim Sub-Advisory Agreement with the Adviser and Sub-Adviser in the event that the Transaction closes and Shareholders of the Funds have not yet approved new investment advisory and sub-advisory agreements. However, if new investment advisory and sub-advisory agreements are not approved within 150 days after the Closing Date, the Board will take such action as it deems to be in the best interests of the Funds and its Shareholders.

Q.	How will the Transaction affect me as a Fund Shareholder?
A.	Your Fund and its investment objective(s) and strategies will not change as a result of the completion of the Transaction, and you will still own the same number of shares of the same Fund. The terms of the New Advisory Agreements and New Sub-Advisory Agreement are identical to the Existing Advisory Agreements and Existing Sub-Advisory Agreement, except for the effective and termination dates and a few other immaterial changes. If approved by Shareholders, the New Advisory Agreements and New Sub-Advisory Agreement will each have an initial two-year term and will each be subject to annual renewal thereafter. The advisory (or sub-advisory) fee rates charged under the relevant New Advisory Agreement and New Sub-Advisory Agreement are identical to those under the Existing Advisory Agreements and Existing Sub-Advisory Agreement. The senior personnel and the investment advisory personnel of the Adviser and Sub-Adviser who are involved in managing each Fund are not expected to change after the Closing Date. However, there can be no assurance that any particular employee of the Adviser or Sub-Adviser will choose to remain employed by the respective firm before or after the Closing Date.
Q.	Will any Fund’s name change?
A.	No. No Fund’s name will change as a result of the Transaction.

Q.	Will the fee rates payable under the New Advisory Agreements and New Sub-Advisory Agreement increase as a result of the Transaction?
A.	No. The agreement Proposals do not seek any increase in fee rates. Additionally, the Adviser has contractually agreed to maintain all of the current operating expense limits pursuant to a new Fee Waiver Agreement (with identical terms to the pre-existing Fee Waiver Agreement), which will remain in effect until at least the end of the initial two-year term of the New Advisory Agreements.
Q.	Are there any material differences between the Existing Advisory Agreements and the New Advisory Agreements or between the Existing Sub-Advisory Agreement and the New Sub-Advisory Agreement?
A.	No. There are no material differences between the Existing Advisory Agreements and the New Advisory Agreements or between the Existing Sub-Advisory Agreement and the New Sub-Advisory Agreement, other than the effective and termination dates.
Q.	Will my Fund pay for this proxy solicitation or for the costs of the Transaction?
A.	No. The Funds will not bear these costs. The Adviser or its parent company has agreed to pay for this proxy solicitation and the costs of the Transaction.
Q.	Why are you sending me this information?
A.	You are receiving these proxy materials because as of the Record Date (defined below), you owned shares in one or more of the Funds and have the right to vote on these very important Proposals concerning your investment.
Q.	Who is entitled to vote?
A.	If you owned shares of a Fund as of the close of business on July 5, 2023 (the “Record Date”), you are entitled to vote.
Q.	How do I vote my shares?
A.	You can vote in person at the Meetings. If you cannot attend and vote at the Meetings in person, we urge you to vote your shares by submitting your proxy via the internet, phone or mail as soon as possible. Specific instructions for these voting options can be found on the enclosed proxy card. To ensure that your vote is counted, your executed proxy card must be received by 11:59 p.m. (Eastern Time) on September 7, 2023.
Q.	Why might there be more than one proxy card enclosed?
A.	If you own shares of multiple Funds, you will receive a separate proxy card for each applicable Fund. You will be allowed to vote your shares of a Fund only with respect to the approval of the New Advisory Agreement or New Sub-Advisory Agreement, as applicable, for that Fund.
Q.	What vote is required to approve the Proposals?
A.	Approval of the Proposals requires (i) for the approval of the New Advisory Agreements and the New Sub-Advisory Agreement, the affirmative vote of a “majority of the outstanding voting securities” of each Fund, which, under the 1940 Act, means an affirmative vote of the lesser of (a)

67% or more of the shares of a Fund present at the First Meeting if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares and (ii) for the approval of the new Trustees, a plurality of the votes cast by holders of shares of the Trust present or represented by proxy at the Second Meeting, assuming a quorum is present. Approval of each Proposal will be determined separately for each Fund. The implementation of the New Advisory Agreements and the New Sub-Advisory Agreement are contingent upon the completion of the Transaction. If the Transaction is not completed, then the Existing Advisory Agreements and Existing Sub-Advisory Agreement would not be terminated and would remain in effect.
Q.	What happens if I sign and return my proxy card but do not mark my vote?
A.	Your proxy will be voted FOR each of the proposals.
Q.	May I revoke my proxy?
A.	You may revoke your proxy at any time before it is exercised by giving notice of your revocation in writing to the Trust at 8182 Maryland Avenue, Suite 500, St. Louis, Missouri 63105, or by the execution and delivery of a later-dated proxy. You may also revoke your proxy by attending the Meetings, requesting the return of your proxy and voting in person (merely attending the Meetings, however, will not revoke any previously submitted proxy). Proxies voted by telephone or Internet may be revoked at any time before they are voted at the Meetings in the same manner that proxies voted by mail may be revoked.
Q.	How can I obtain a copy of a Fund’s annual report?
A.	If you would like to receive a copy of the latest annual report for any Fund, please call 1-844-366-0905, write to the Trust at SA Funds – Investment Trust, c/o Buckingham Strategic Partners, LLC, 8182 Maryland Avenue, Suite 500, St. Louis, Missouri 63105, or visit the Fund’s website at sa-funds.com. If a Fund has issued an annual report, the report will be furnished free of charge.
Q.	Whom should I call for additional information about this Proxy Statement?
A.	If you need any assistance or have any questions regarding the proposal or how to vote your shares, please call the Funds’ proxy solicitor, EQ Fund Solutions, LLC (“EQ”) at 800-591-6313. The Funds have engaged EQ, located at 48 Wall Street, New York, NY 10005, to serve as proxy solicitor.
Q.	Where and when will the Meetings be held?
A.	The Meetings will be held at the offices of Buckingham Strategic Partners, LLC, 8182 Maryland Avenue Suite 500, St. Louis Missouri 63105 on September 8, 2023, at 10:00 a.m. central time for the First Meeting and 11 a.m. central time for the Second Meeting.

v

VOTE TODAY!

TO AVOID DELAYED MEETINGS AND ADDITIONAL SOLICITATION, PLEASE RESPOND PROMPTLY.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.

Shareholders are invited to attend the Meetings in person. Any shareholder who does not expect to attend the Meetings is urged to indicate voting instructions on the enclosed proxy card(s), date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States. To avoid further solicitation, we ask for your cooperation in responding promptly.

You may receive more than one proxy card. Please be certain to vote each proxy card you receive.

INSTRUCTIONS FOR EXECUTING PROXY CARD

The following general instructions for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card(s) properly.

1.	Individual Accounts: Your name should be signed exactly as it appears in the registration on the proxy card.
2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.
3.	All other accounts should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:

Registration	Valid Signature
A. 1) ABC Corp. 2) ABC Corp. c/o John D. Smith, Treasurer	John D. Smith, Treasurer John D. Smith, Treasurer
B. 1) ABC Corp. Profit Sharing Plan ABC Trust	Jane B. Smith, Trustee Jane B. Smith, Trustee
C. 1) Jane B. Smith, Cust. f/b/o	Jane B. Smith Mary C. Smith UGMA

SA FUNDS - INVESTMENT TRUST

SA U.S. Fixed Income Fund	SA International Value Fund
SA Global Fixed Income Fund	SA International Small Company Fund
SA U.S. Core Market Fund	SA Emerging Markets Value Fund
SA U.S. Value Fund	SA Real Estate Securities Fund
SA U.S. Small Company Fund	SA Worldwide Moderate Growth Fund *

(each a “Fund” and together, the “Funds”)

* The SA Worldwide Moderate Growth Fund (the “Allocation Fund”) is structured as a fund of funds, with only an investment adviser and no sub-adviser. All of the Funds other than the Allocation Fund have both an investment adviser and a sub-adviser (the “Sub-Advised Funds”).

8182 Maryland Avenue, Suite 500, St. Louis, Missouri 63105

PROXY STATEMENT

FOR THE SPECIAL MEETINGS OF SHAREHOLDERS

To Be Held On September 8, 2023

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Trustees (the “Board” or the “Trustees”) of SA Funds - Investment Trust, a Delaware statutory trust (the “Trust”), on behalf of the Funds, to be used at two special meetings of Shareholders (the “Shareholders”) to be held in the offices of Buckingham Strategic Partners, LLC, 8182 Maryland Avenue, Suite 500, St. Louis, Missouri 63105 on September 8, 2023, and at any adjournment(s), postponement(s) or delay(s) thereof. The first special meeting (the “First Meeting”) will be held at 10:00 a.m. central time and the second special meeting (the “Second Meeting”) will be held at 11:00 a.m. central time (such meetings and any adjournment(s), postponement(s) or delay(s) being referred to as the “Meetings”).

The solicitation of proxies for use at the Meetings is being made by the Funds by the mailing on or about July 24, 2023 of the Notice of Special Meetings of Shareholders, this Proxy Statement and the accompanying proxy card(s). Supplementary solicitations may be made by mail, telephone or personal interview by officers and Trustees of the Trust and officers, employees and agents of the Funds’ investment adviser, Buckingham Strategic Partners, LLC (the “Adviser”), and/or its affiliates. Authorization to execute proxies may be obtained from Shareholders through instructions transmitted by telephone, email or other electronic means.

At the First Meeting, Shareholders of each Fund will be asked to vote on the following proposals with respect to each Fund in which they own shares:

Proposals Proposal 1: To approve a new investment advisory and administrative services	Applicable Funds All Funds

agreement between the Trust, on behalf of each Fund, and the Adviser.
Proposal 2: To approve a new sub-advisory agreement by and among the Trust, on behalf of each Sub-Advised Fund, the Adviser and Dimensional Fund Advisors LP, the investment sub-adviser to the Sub-Advised Funds.	The Sub-Advised Funds

At the Second Meeting, Shareholders of each Fund will be asked to vote on the following proposal with respect to each Fund in which they own shares:

Proposal	Applicable Funds
Proposal 1: To elect Bryan Brown, Charles Roame, Jonathan Scheid and Harold Shefrin to the Trust’s Board of Trustees	All Funds

The Board has set the close of business on July 5, 2023 as the record date (the “Record Date”) for the Meetings, and only Shareholders of record on the Record Date will be entitled to vote on the proposals at the Meetings. The number of outstanding shares of each Fund, as of the close of business on the Record Date, is set forth in Appendix A to this Proxy Statement. Additional information regarding outstanding shares and voting your proxy is included at the end of this Proxy Statement in the sections titled “General Information” and “Voting Information.” Copies of the Funds’ annual report for the fiscal year ended June 30, 2022 have previously been mailed to Shareholders. This Proxy Statement should be read in conjunction with the annual report.

To request a copy of the Proxy Statement, please call 1-844-366-0905, or visit https://vote.proxyonline.com/SA/docs/proxy.pdf. To request a copy of the annual report, write to the Trust at 8182 Maryland Avenue, Suite 500, St. Louis, Missouri 63105, or visit the Fund’s website at sa-funds.com. You may also call for information on how to obtain directions to be able to attend the Meetings in person.

i

ii

GENERAL OVERVIEW

The Transaction

Buckingham Strategic Partners, LLC (the “Adviser”) serves as each Fund’s investment adviser under investment advisory and administrative services agreements between the Adviser and SA Funds - Investment Trust (the “Trust”), on behalf of each Fund (the “Existing Advisory Agreements”). As each Fund’s investment adviser, the Adviser is responsible for each Fund’s overall investment strategy and its implementation.

As announced on February 27, 2023 by press release, Focus Financial Partners Inc. (“Focus”), a partnership of independent fiduciary wealth management firms and the ultimate parent company of the Adviser, agreed to be acquired by investment vehicles affiliated with Clayton, Dubilier & Rice, LLC (“CD&R”) and Stone Point Capital LLC (“Stone Point”) (the “Transaction”). Following the Transaction, Focus will be privately owned, and its shares will not be publicly traded. Currently, Focus’ shares are registered with the SEC and listed and traded on NASDAQ. After the date of closing of the Transaction (the “Closing Date”), which is anticipated in the third quarter of 2023, the Adviser will continue to serve as each Fund’s investment adviser pursuant to the Interim Advisory Agreements (as defined and discussed in more detail below).

The personnel who currently manage the Fund are expected to continue to do so after the Closing Date. The Transaction is anticipated to result in an indirect change of control of the Adviser (the “Change of Control”). Consistent with applicable requirements under the Investment Company Act of 1940, as amended (the “1940 Act”), the Existing Advisory Agreements, as well as the current sub-advisory agreement by and among the Trust (on behalf of each of the Sub-Advised Funds), the Adviser and Dimensional Fund Advisors LP, the investment sub-adviser to the Sub-Advised Funds, (the “Sub-Adviser”) (the “Existing Sub-Advisory Agreement”), each contain a provision that the agreement will automatically terminate in the event of its “assignment” (as defined in the 1940 Act). The Change of Control will be deemed an assignment of the Existing Advisory Agreements and the Existing Sub-Advisory Agreement, triggering the automatic termination of each agreement.

To provide for continuity in the operation of the Funds, at a meeting held on May 22, 2023, the Board unanimously approved (1) interim investment advisory and administrative services agreements between the Adviser and the Trust, on behalf of each Fund (the “Interim Advisory Agreements”) and (2) an interim investment sub-advisory agreement by and among the Trust (on behalf of each Sub-Advised Fund), the Adviser and the Sub-Adviser (the “Interim Sub-Advisory Agreement”) that will each take effect immediately upon the Closing Date. In reliance upon applicable rules under the 1940 Act, the Adviser and the Sub-Adviser will be permitted to provide investment advisory and sub-advisory services to the relevant Funds under the Interim Advisory and Sub-Advisory Agreements, as applicable, for up to 150 days following the Closing Date, and may do so without having received the prior approval of Shareholders of the relevant Funds. The terms and conditions of the Interim Advisory and Sub-Advisory Agreements are substantially identical to the Existing Advisory and Sub-Advisory Agreements, except for the effective and termination dates and certain escrow provisions. Fees payable under the Interim Advisory and Sub-Advisory Agreements will be no greater than would have been paid under the Existing Advisory and Sub-Advisory Agreements. The Interim Advisory Agreements and Interim Sub-Advisory Agreement may be terminated prior to the completion of its 150-day term, including in the event that Shareholders of the Funds approve the New Advisory Agreements and New Sub-Advisory Agreement, as applicable (each defined below), which would become effective and replace the Interim Advisory Agreements and Interim Sub-Advisory Agreement.

To continue to provide for continuity in the operation of the Funds beyond the 150-day interim period, you are being asked to approve (1) a new investment advisory and administrative services agreement between the Adviser and the Trust, on behalf of each Fund, (collectively, the “New Advisory Agreements”) and (2) a new investment sub-advisory agreement by and among the Trust (on behalf of each Sub-Advised Fund), the Adviser and the Sub-Adviser (the “New Sub-Advisory Agreement”).

Under the New Advisory and Sub-Advisory Agreements, the Adviser and Sub-Adviser, as applicable, will provide investment advisory services to each Fund on the same terms and for the same fees that are currently in effect. None of the Funds’ investment objectives, policies, risks, principal or non-principal strategies, or fundamental or non-fundamental investment restrictions, will change as a result of the Transaction. In addition, the investment advisory personnel who currently manage the Funds are expected to continue to do so after the Closing Date.

The Transaction will NOT CHANGE your Fund’s name or the number of shares you own of your Fund(s).

About the Adviser

Buckingham Strategic Partners, LLC, or the Adviser, 8182 Maryland Avenue, Suite 500, St. Louis, Missouri 63105, is the Funds’ current investment adviser as a successor in merger with Loring Ward in 2018. The Adviser provides investment advisory and administrative services to individuals, investment companies, pension and profit-sharing plans, trusts, estates, charitable organizations, state or municipal government entities, other investment advisors, corporations and other business entities. As of March 31, 2023, the Adviser had $9.33 billion of discretionary regulatory assets under management and $13.60 billion of non-discretionary regulatory assets under management. In addition, the Adviser provides administrative, back-office and retirement plan services to $14.19 billion of assets managed or advised by the independent firms that hire the Adviser for its services. In the aggregate, the total number of assets under management or administration was $37.12 billion.

The Adviser is wholly owned by Focus Operating, LLC. Focus Financial Partners, LLC (“Focus LLC”) is the member of Focus Operating, LLC. The sole managing member of Focus LLC is Focus Financial Partners Inc. (“Focus”). The address of Focus Operating, LLC, Focus LLC and Focus is 875 Third Avenue, 28th Floor, New York, NY 10022. Focus LLC, a Delaware limited liability company headquartered in New York City, is a strategic and financial investor in and acquiror of independently managed wealth and asset management firms in the U.S. and abroad. Focus LLC was formed in Delaware on November 30, 2004 and Focus was incorporated in Delaware on July 29, 2015.

Reliance on Section 15(f) of the 1940 Act

The Board has been advised that, in connection with the Transaction, certain parties to the Transaction Agreement intend to rely on Section 15(f) of the 1940 Act, which requires satisfaction of two conditions. Section 15(f) of the 1940 Act provides a non-exclusive safe harbor for an investment adviser to an investment company, and any of the investment adviser’s affiliated persons (as that term is defined in the 1940 Act), to receive payments or benefits in connection with a change in control of an investment adviser, such as those specified in the Transaction Agreement. Focus has agreed to conduct its business and, to the extent within its reasonable control, cause each of its affiliates to conduct their respective businesses so as to assure compliance with each of the two conditions of Section 15(f), as described below.

First, for a three-year period from the date of the assignment, which is the Closing Date, at least 75% of the Board must be composed of persons who are not “interested persons” (as defined in Section 2(a)(19) of the 1940 Act) of the Adviser or any successor adviser. The Funds intend to comply with this 75% requirement with respect to the Board for the three-year period from the Closing Date.

The second condition of Section 15(f) is that, for a period of two years following the Closing Date, there must not be imposed on the Funds any “unfair burden” as a result of the Transaction or any express or implied terms, conditions, or understandings related to it. An “unfair burden” would include any arrangement whereby an “adviser” (such as the Adviser) or an “interested person” of the adviser, would receive or be entitled to receive any compensation, directly or indirectly, from the Funds or their Shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the Funds (other than bona fide ordinary compensation as principal underwriter for a Fund).

Focus has agreed that it will conduct its business, and will, to the extent within its reasonable control, cause each of its affiliates to conduct their businesses, in a manner to enable reliance upon the conditions of Section 15(f) of the 1940 Act, including not imposing any “unfair burden” on the Funds for at least two years from the Closing Date.

Post-Transaction Structure and Operations

It is intended that, after the Closing Date, the Adviser will continue to serve as each Fund’s Adviser pursuant to the Interim Advisory Agreements. The Transaction will not result in any material change in the day-to-day management of the Funds. In addition, the investment advisory personnel who currently manage the Funds are expected to continue to do so after the Closing Date. However, there can be no assurance that any particular employee of the Adviser or of the Sub-Adviser will choose to remain employed by the respective firm before or after the Closing Date.

The Transaction will not result in any changes to the organization and structure of the Funds. Your Fund and its investment objective and strategies will not change as a result of the completion of the Transaction, and you will still own the same number of shares of the same Fund. No Fund’s name will change as a result of the Transaction. The current Trustees will continue in office after the Closing Date and will continue to make decisions regarding the independent registered public accounting firm, custodian, administrator, distributor and transfer agent of the Funds. No changes to the Funds’ existing service providers other than the investment adviser are proposed or planned by the Board, the Adviser or the Sub-Adviser at this time.

FIRST MEETING PROPOSAL 1: APPROVAL OF THE NEW ADVISORY AGREEMENTS

(All Funds)

Background

Buckingham Strategic Partners, LLC (the “Adviser”) currently serves as investment adviser to each Fund under investment advisory and administrative services agreements between the Trust, on behalf of each Fund, and the Adviser initially dated November 30, 2018 and last amended as of September 14, 2022 (the “Existing Advisory Agreements”). The Existing Advisory Agreements were last approved by Shareholders on April 16, 2019 and May 3, 2019 in connection with their initial execution and were last approved for continuance by the Board on June 21, 2023.

As required by the Investment Company Act of 1940, as amended (the “1940 Act”), the Existing Advisory Agreements provide for automatic termination in the event of an assignment, which will occur upon the closing date (“Closing Date’) of the Transaction (as defined and described above). As a result, upon the Closing Date, the Existing Advisory Agreements will terminate. The 1940 Act requires that a new sub-advisory agreement be approved by the board of trustees and shareholders of a fund in order for it to become effective. To provide for continuity in the operation of the Funds, at a meeting held on May 22, 2023, the Board unanimously approved interim investment advisory and administrative services agreements between the Adviser and the Trust, on behalf of each Fund (the “Interim Advisory Agreements”).

The Proposal

With respect to each Fund, Shareholders of the Fund are being asked to approve a new investment advisory and administrative services agreement between the Trust, on behalf of each Fund, and the Adviser (collectively, the “New Advisory Agreements”). As described above, approval of the New Advisory Agreements is sought so that the operation of each Fund can continue without interruption. If the New Advisory Agreement is approved by the Shareholders of a Fund, the New Advisory Agreement will become effective for that Fund upon the date of such approval.

Board Approval and Recommendation

On May 22, 2023, the Board, consisting solely of Trustees who are not “interested persons” of the Funds or the Adviser within the meaning of the 1940 Act (the “Independent Trustees”), determined that approval of the New Advisory Agreements is in the best interest of the Funds and their Shareholders, unanimously approved the New Advisory Agreement for each Fund and unanimously recommended that Shareholders of each Fund approve the New Advisory Agreement. A summary of the Board’s considerations is provided below in the section titled “Board Considerations.”

Description of the Existing Advisory Agreements and the New Advisory Agreements

New Advisory Agreements are being proposed for the Funds. The form of New Advisory Agreements is set forth in Appendix K to this Proxy Statement. The advisory and administrative fee rates under the New Advisory Agreement with respect to each Fund are identical to the fee rates under each Fund’s Existing Advisory Agreement. The annual advisory and administrative fees payable to the Adviser are set forth in Appendix B.

Differences between the Existing Advisory Agreements and the New Advisory Agreements

The New Advisory Agreements are the same as the Existing Advisory Agreements, except for the effective and termination dates and a few immaterial terms. For a more complete understanding of the agreements, you should read the form of New Advisory Agreements contained in Appendix K.

Interim Advisory Agreements

Under the agreement between Focus and investment vehicles affiliated with CD&R and Stone Point (the “Transaction Agreement”), Focus agreed to cause the Adviser to use commercially reasonable efforts to obtain approval of a new investment management agreement for the Funds advised by the Adviser, by the Board and Shareholders of each Fund. The Closing Date is anticipated to occur in the third quarter of 2023.

Accordingly, as discussed above, the Interim Advisory Agreements will take effect upon the Closing Date. On May 22, 2023, the Board, consisting solely of Independent Trustees, unanimously approved the Interim Advisory Agreements in order to assure continuity of investment advisory services to the Funds after the Closing Date.

The terms of the Interim Advisory Agreements are identical to those of the Existing Advisory Agreements and the New Advisory Agreements, except to reflect the effective and termination dates and certain escrow provisions described below. Fees payable under the Interim Advisory Agreements will be no greater than would have been paid under the Existing Advisory Agreements. The Interim Advisory Agreements will continue in effect for a term ending on the earlier of 150 days from the Closing Date (the “150-day period”) or when Shareholders of the Fund approve the New Advisory Agreement. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by the Adviser under the Interim Advisory Agreements will be held by the Fund’s custodian in an interest-bearing escrow account. If Shareholders of a Fund approve the New Advisory Agreement by the end of the 150-day period with respect to such Fund, the amount held in the escrow account under the Interim Advisory Agreement (including interest earned) will be paid to the Adviser. If Shareholders of a Fund do not ultimately approve the New Advisory Agreements by the end of the 150-day period, the Board will take such actions as it deems to be in the best interests of the Fund, and the Adviser will be paid the lesser of its costs incurred in performing its services under the Interim Advisory Agreements (plus interest earned on such amount) or the total amount held in the escrow account with respect to such Fund under the Interim Advisory Agreements, plus interest earned on such amount. The Interim Advisory Agreements may be terminated by the Trust’s Board of Trustees or a majority of the Trust’s outstanding voting securities at any time, without payment of any penalty, on 10 calendar days written notice to the Adviser.

Affiliated Service Providers, Affiliated Brokerage and Other Fees

During each Fund’s most recently completed fiscal year, no Fund made any material payments to the Adviser or any affiliated person of the Adviser for services provided to the Fund except as set forth on Appendix C to this Proxy Statement.

No Fund paid brokerage commissions within the last fiscal year to (i) any broker that is an affiliated person of such Fund or an affiliated person of such person, or (ii) any broker an affiliated person of which is an affiliated person of such Fund or the Adviser.

Information about the Adviser

Buckingham Strategic Partners, LLC, or the Adviser, 8182 Maryland Avenue, Suite 500, St. Louis, Missouri 63105, is the Funds’ current investment adviser. Since its predecessor’s organization in 1997, the

Adviser has provided investment advisory and administrative services to individuals, investment companies, pension and profit- sharing plans, trusts, estates, charitable organizations, state or municipal government entities, other investment advisors, corporations and other business entities. As of March 31, 2023, the Adviser had $9.33 billion of discretionary regulatory assets under management and $13.60 billion of non-discretionary regulatory assets under management. In addition, the Adviser provides administrative, back-office and retirement plan services to $14.19 billion of assets managed or advised by the independent firms that hire the Adviser for its services. In the aggregate, the total number of assets under management or administration was $37.12 billion.

The Adviser is wholly owned by Focus Operating, LLC. Focus Financial Partners, LLC (“Focus LLC”) is the member of Focus Operating, LLC. The sole managing member of Focus LLC is Focus Financial Partners Inc. (“Focus”). The address of Focus Operating, LLC, Focus LLC and Focus is 875 Third Avenue, 28th Floor, New York, NY 10022. Focus LLC, a Delaware limited liability company headquartered in New York City, is a strategic and financial investor in and acquiror of independently managed wealth and asset management firms in the U.S. and abroad. Focus LLC was formed in Delaware on November 30, 2004 and Focus was incorporated in Delaware on July 29, 2015.

Information regarding the principal executive officer, directors and certain other officers of the Adviser and its affiliates and certain other information is attached in Appendix D to this Proxy Statement. Information regarding certain officers and Trustees of Trust is attached as Appendix H to this Proxy Statement.

Required Vote

Approval of the New Advisory Agreements with respect to a Fund requires the affirmative vote of a “majority of the outstanding voting securities” of each Fund, which, under the 1940 Act, means an affirmative vote of the lesser of (a) 67% or more of the shares of a Fund present at the First Meeting if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares. Approval of the Proposal will be determined separately for each Fund. The implementation of the New Advisory Agreements is contingent upon the completion of the Transaction. If the Transaction is not completed, then the Existing Advisory Agreements would not be terminated and would remain in effect.

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS OF EACH FUND VOTE “FOR” FIRST MEETING PROPOSAL 1.

FIRST MEETING PROPOSAL 2: APPROVAL OF THE NEW SUB-ADVISORY AGREEMENT

(The Sub-Advised Funds)

Background

Dimensional Fund Advisors LP (the “Sub-Adviser”) currently serves as investment sub-adviser to each Sub-Advised Fund under a sub-advisory agreement among the Trust, on behalf of each Sub-Advised Fund, the Adviser and the Sub-Adviser dated November 30, 2018 and last amended as of July 1, 2021 (the “Existing Sub-Advisory Agreement”). The Existing Sub-Advisory Agreement was last approved by Shareholders on April 16, 2019 and May 3, 2019 in connection with its initial execution and was last approved for continuance by the Board on June 21, 2023.

As required by the 1940 Act, the Existing Sub-Advisory Agreement provides for its automatic termination in the event of an assignment, which will occur upon the closing date (“Closing Date’) of the Transaction (as defined and described above). As a result, upon the Closing Date, the Existing Sub-Advisory Agreement will terminate. The 1940 Act requires that a new sub-advisory agreement be approved by the board of trustees and shareholders of a fund in order for it to become effective. To provide for continuity in the operation of the Funds, at a meeting held on May 22, 2023, the Board unanimously approved an interim investment sub-advisory agreement between the Adviser and the Trust, on behalf of each Sub-Advised Fund (the “Interim Sub-Advisory Agreement”).

The Proposal

Shareholders of each Sub-Advised Fund are being asked to approve a new sub-advisory agreement by and among the Trust, on behalf of each Sub-Advised Fund, the Adviser and the Sub-Advised (the “New Sub-Advisory Agreement”). As described above, approval of the New Sub-Advisory Agreement is sought so that the operation of each Sub-Advised Fund can continue without interruption. If the New Sub-Advisory Agreement is approved by the Shareholders of a Sub-Advised Fund, the New Sub-Advisory Agreement will become effective for that Fund upon the date of such approval.

Board Approval and Recommendation

On May 22, 2023, the Board, consisting solely of Independent Trustees, determined that approval of the New Sub-Advisory Agreement for each Sub-Advised Fund is in the best interest of the Sub-Advised Funds and their Shareholders, unanimously approved the New Sub-Advisory Agreement for each Sub-Advised Fund and unanimously recommended that Shareholders of each Sub-Advised Fund approve the New Sub-Advisory Agreement. A summary of the Board’s considerations is provided below in the section titled “Board Considerations.”

Description of the Existing Sub-Advisory Agreement and the New Sub-Advisory Agreement

A New Sub-Advisory Agreement is being proposed for the Sub-Advised Funds. The form of New Sub-Advisory Agreement is set forth in Appendix L to this Proxy Statement. The sub-advisory fee rates under the New Sub-Advisory Agreement with respect to each Sub-Advised Fund are identical to the fee rates under each Fund’s Existing Sub-Advisory Agreement. The annual sub-advisory fees payable to the Adviser are set forth in Appendix E.

Differences between the Existing Sub-Advisory Agreement and the New Sub-Advisory Agreement

The New Sub-Advisory Agreement is the same as the Existing Sub-Advisory Agreement, except for the effective and termination dates and a few immaterial terms. For a more complete understanding of the agreements, you should read the form of New Sub-Advisory Agreement contained in Appendix L.

Interim Sub-Advisory Agreement

Pursuant to the Transaction Agreement, Focus agreed to cause the Adviser to use commercially reasonable efforts to obtain approval of a new investment management agreement for the Funds advised by the Adviser, including the Sub-Advised Funds, by the Board and Shareholders of each Fund. The Closing Date is anticipated to occur in the third quarter of 2023.

Accordingly, as discussed above, an interim investment sub-advisory agreement by and among the Trust, on behalf of each Sub-Advised Fund, the Adviser and the Sub-Adviser (the “Interim Sub-Advisory Agreement”) will take effect upon the Closing Date. On May 22, 2023, the Board, consisting solely of Independent Trustees, unanimously approved the Interim Sub-Advisory Agreement for each Sub-Advised Fund in order to assure continuity of investment sub-advisory services to the Sub-Advised Funds after the Closing Date.

The terms of the Interim Sub-Advisory Agreement are identical to those of the Existing Sub-Advisory Agreement and the New Sub-Advisory Agreement, except to reflect the effective and termination dates and certain escrow provisions described below. Fees payable under the Interim Sub-Advisory Agreement will be no greater than would have been paid under the Existing Sub-Advisory Agreement. The Interim Sub-Advisory Agreement will continue in effect for a term ending on the earlier of 150 days from the Closing Date (the “150-day period”) or when Shareholders of the Sub-Advised Fund approve the New Sub-Advisory Agreement. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by the Sub-Adviser under the Interim Sub-Advisory Agreement will be held in an interest-bearing escrow account. If Shareholders of a Sub-Advised Fund approve the New Sub-Advisory Agreement by the end of the 150-day period with respect to such Fund, the amount held in the escrow account under the Interim Sub-Advisory Agreement (including interest earned) will be paid to the Sub-Adviser. If Shareholders of a Sub-Advised Fund do not ultimately approve the New Sub-Advisory Agreement by the end of the 150-day period, the Board will take such actions as it deems to be in the best interests of the Sub-Advised Fund, and the Sub-Adviser will be paid the lesser of its costs incurred in performing its services under the Interim Sub-Advisory Agreement (plus interest earned on such amount) or the total amount held in the escrow account with respect to such Fund under the Interim Sub-Advisory Agreement, plus interest earned on such amount. The Interim Sub-Advisory Agreement may be terminated by the Trust on ten days written notice to the Sub-Adviser and Adviser.

By a separate agreement between the Adviser and the Sub-Adviser, if Shareholders of a Fund do not approve the New Sub-Advisory Agreement prior to the end of 90 days from Closing, the Adviser has agreed to pay the Sub-Adviser an amount equal to the total amount of related sub-advisory fees, plus interest earned, held in the escrow account for such Fund under the Interim Sub-Advisory Agreement as of the first business day of the next month following 90 calendar days from Closing and then pay the Sub-Adviser the applicable sub-advisory fees under the Interim Sub-Advisory Agreement as of the first business day of each calendar month thereafter for the term covered by the Interim Sub-Advisory Agreement. If applicable, such payment to the Sub-Adviser by the Adviser will be paid: (1) from the Adviser’s own resources and not from the amount held in escrow or Fund assets; and (2) instead of the equal amount held in the escrow account for such Fund under the Interim Sub-Advisory Agreement. The intent of this second agreement is that the Adviser (and not any Fund) will pay the Sub-Adviser the amount of fees that the Sub-Adviser would have received from each Fund for services rendered during the 150-day period if the shareholders had approved the Fund’s New Sub-Advisory Agreement, even if that Fund’s shareholders do not approve that Agreement. Any amounts paid to the Sub-Adviser by the Adviser under this separate agreement are instead of and not duplicative of any equal amounts otherwise payable to the Sub-Adviser under the Interim Sub-Advisory Agreements. Thus, when the amounts payable to the Sub-Adviser with respect to a particular Fund under the applicable Sub-Advisory Agreement are released from the escrow account pursuant to the applicable Interim Sub-Advisory Agreement’s terms, the portion of the amount held in the escrow account that is equal to the amount of the interim payments already paid to the Sub-Adviser by the Adviser, pursuant to the separate agreement, will be directed by the Sub-Adviser immediately for payment to the Adviser.

Affiliated Service Providers, Affiliated Brokerage and Other Fees

During each Sub-Advised Fund’s most recently completed fiscal year, no Sub-Advised Fund made any material payments to the Sub-Adviser or any affiliated person of the Sub-Adviser for services provided to the Sub-Advised Fund except as set forth on Appendix F to this Proxy Statement.

No Sub-Advised Fund paid brokerage commissions within the last fiscal year to (i) any broker that is an affiliated person of such Sub-Advised Fund or an affiliated person of such person, or (ii) any broker an affiliated person of which is an affiliated person of such Sub-Advised Fund or the Sub-Adviser.

Information about the Sub-Adviser

Dimensional Fund Advisors LP, whose headquarters are located at 6300 Bee Cave Road, Building One, Austin, Texas 78746, serves as the investment sub-adviser to the Sub-Advised Funds (the “Sub-Adviser”). Since its organization in May 1981, the Sub-Adviser has provided investment management services to institutional investors and to other mutual funds. As of March 31, 2023, the Sub-Adviser and its advisory affiliates managed approximately $614 billion in assets firm-wide across the Sub-Adviser and its subsidiaries. The Sub-Adviser is organized as a Delaware limited partnership and is controlled by Dimensional Holdings LLC, a Delaware limited liability company located at 6300 Bee Cave Road, Building One, Austin, Texas 78746, and the Sub-Adviser’s general partner, Dimensional Holdings Inc., a Delaware corporation located at 6300 Bee Cave Road, Building One, Austin, Texas 78746. Dimensional Holdings LLC is in turn controlled by its sole member, Dimensional Holdings, Inc.

The Sub-Adviser also serves as investment adviser to the DFA International Small Company Portfolio (in which SA International Small Company Fund invests substantially all of its assets), the Underlying Funds (in which the DFA Portfolio invests substantially all of its assets) and the U.S. Micro Cap Portfolio (in which SA U.S. Core Market Fund invests less than five percent (5%) of its assets).

Subject to the supervision of the Adviser, the Sub-Adviser furnishes an investment program and makes investment decisions for each of the Sub-Advised Funds. Investment strategies for the Sub-Advised Funds are reviewed by the Investment Committee of the Sub-Adviser, which meets on a regular basis and also as needed to consider investment issues. The Investment Committee is composed primarily of certain officers and directors of the Sub-Adviser who are appointed annually. The Investment Committee reviews all investment-related policies and procedures for the Sub-Advised Funds and also approves any changes in regards to approved countries, security types and brokers.

The Sub-Adviser also selects brokers and dealers to effect securities transactions. Securities transactions are placed with a view to obtaining the best execution of such transactions. The Sub-Adviser is authorized to pay a higher commission to a broker, dealer or exchange member than another such organization might charge if it determines, in good faith, that the commission paid is reasonable in relation to the research or brokerage services provided by such organization.

Certain information about the Sub-Adviser and information regarding the principal executive officer, directors and certain other officers of the Sub-Adviser and its affiliates and certain other information is attached in Appendix G to this Proxy Statement.

Required Vote

Approval of the New Sub-Advisory Agreement with respect to a Sub-Advised Fund requires the affirmative vote of a “majority of the outstanding voting securities” of each Fund, which, under the 1940 Act, means an affirmative vote of the lesser of (a) 67% or more of the shares of a Fund present at the First Meeting if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares. Approval of the Proposal will be determined separately for each Fund. The implementation of the New Sub-Advisory Agreement is contingent upon the completion of the Transaction. If the Transaction is not completed, then the Existing Sub-Advisory Agreement would not be terminated and would remain in effect.

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS OF EACH SUB-ADVISED FUND VOTE “FOR” FIRST MEETING PROPOSAL 2.

BOARD CONSIDERATIONS

Summary of Board Meetings and Considerations

All of the Trustees, including all of the Independent Trustees, met on May 22, 2023 to determine whether to approve the New Investment Advisory and Administrative Services Agreement for the SA U.S. Fixed Income Fund, the SA Global Fixed Income Fund, the SA U.S. Core Market Fund, the SA U.S. Value Fund, the SA U.S. Small Company Fund, the SA International Value Fund, the SA International Small Company Fund, the SA Emerging Markets Value Fund and the SA Real Estate Securities Fund (each, an “Equity and Fixed Income Fund”) by and between the Trust, with respect to each Equity and Fixed Income Fund, and the Adviser (the “Investment Advisory Agreement”), the New Investment Advisory and Administrative Services Agreement for the SA Worldwide Moderate Fund (the “Allocation Fund”) by and between the Trust, with respect to the Allocation Fund, and the Adviser (the “Second Investment Advisory Agreement” and, together with the Investment Advisory Agreement, the “New Advisory Agreements”) and the New Sub-Advisory Agreement for each Equity and Fixed Income Fund by and between the Trust, with respect to each Equity and Fixed Income Fund, the Adviser and the Sub-Adviser (the “New Sub-Advisory Agreement and to recommend approval to Shareholders. At the Board meeting and throughout the process of considering the Transaction, the Board was advised by counsel to the Trust and the Independent Trustees were advised by separate counsel to the Independent Trustees.

In their consideration of the approval of the New Advisory Agreements and New Sub-Advisory Agreements, the Board, counsel to the Independent Trustees and counsel to the Trust requested certain materials as they deemed necessary from the Adviser and the Sub-Adviser and reviewed and evaluated their responses thereto. During the Meeting, senior representatives of the Adviser provided information to the Board regarding the Adviser’s and Sub-Adviser’s personnel and operations. The Board also reviewed the terms of the Transaction, New Advisory Agreements and New Sub-Advisory Agreement and considered its possible effects on the Funds and their Shareholders. The Board also considered information they had previously received from the Adviser and the Sub-Adviser as part of their regular oversight of the Funds, and knowledge they gained over time through meeting with the Adviser and the Sub-Adviser.

During the Board meeting, representatives of the Adviser indicated their belief, based on discussions with Focus, that the approval of the New Advisory Agreements and New Sub-Advisory Agreement would not adversely affect (i) the continued operation of the Funds; (ii) the capabilities of the senior personnel and investment advisory personnel of the Adviser who currently manage the Funds to continue to provide these and other services to the Funds at least equivalent to the current level, or (iii) the capabilities of the Sub-Adviser to continue to provide the same level of sub-advisory services to the Sub-Advised Funds. The Adviser recommended that the Board approve the New Advisory Agreements and New Sub-Advisory Agreement and that the Board recommend that Shareholders approve the New Advisory Agreements and New Sub-Advisory Agreement.

Board Approval of the New Investment Advisory Agreement and New Sub-Advisory Agreement

Advisory Agreements

At a meeting held on May 22, 2023 (the “Meeting”), the Board, consisting solely of Independent Trustees, considered the approval of the Interim Advisory Agreements, for a period ending on the earlier of 150 days from the Closing Date or when Shareholders of a Fund approve the New Advisory Agreement, and the New Advisory Agreements, for an initial two-year term, renewable annually thereafter . For purposes of this discussion, the Interim Advisory Agreements and the New Advisory Agreements were considered at the same time.

Factors Considered in Approving the New Advisory Agreements

In connection with the Board’s review of the New Advisory Agreements, key personnel of the Adviser advised the Board about a variety of matters, including the following:

●	No material changes are currently contemplated and no diminution is anticipated as a result of the Transaction in the nature, quality, or extent of services currently provided to the Funds and their Shareholders, including investment management services or other shareholder services.
●	All of the key investment advisory personnel of the Adviser who currently assist in the management of the Funds are expected to continue to do so after the Transaction. In addition, all of the key investment personnel of the Sub-Adviser who currently assist in the management of the Sub-Advised Funds are expected to continue to do so after the Transaction.
●	The terms and conditions of the New Advisory Agreements, including each Fund’s contractual fee rate, are the same as the Existing Advisory Agreements, except for the effective and termination dates and a few immaterial terms.
●	In addition, the current operating expense limits for each Fund will remain in effect after the Closing Date until at least the end of the initial two-year term of the New Advisory Agreements.
●	The Funds and the Shareholders will continue to receive the benefit of the strong compliance culture and financial resources of Focus following the Transaction.
●	Focus has agreed that it will conduct its business, and will, to the extent within its reasonable control, cause each of its affiliates to conduct their businesses, in a manner to enable reliance upon the conditions of Section 15(f) of the 1940 Act, including not imposing any “unfair burden” on the Funds for at least two years from the Closing.

In their deliberations, the Board considered the factors discussed below, among others. The Board relied upon the advice of legal counsel and their own business judgment in determining the material factors to be considered in evaluating the New Advisory Agreements and the weight to be given to each such factor. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided, both in written and verbal form. The Trustees did not identify any particular factor or piece of information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors:

The nature, extent and quality of the services provided and to be provided by the Adviser. The Board considered the Adviser’s favorable attributes, including its investment philosophy, investment management capabilities, experienced leadership and reputation. The Board also considered: the capabilities, resources, and personnel of the Adviser, in order to determine whether the Adviser is capable of continuing to provide at least an equivalent level of investment management services currently provided to each Fund. The Board also reviewed information provided by Focus related to its business, legal and regulatory affairs. This review considered the resources available to the Adviser to provide the services specified under the New Advisory Agreements, including the supervision of the existing Sub-Adviser to the Sub-Advised Funds. In addition, the Board considered that all of the portfolio managers currently managing the Funds are expected to continue to do so following the Transaction.

Based on its review of materials prepared for the Meeting, the Board considered the experience and qualifications of the personnel of the Adviser who will be responsible for continuing to provide services to the Funds. The Board noted that none of the personnel responsible for servicing or managing the Funds were expected to change, and that the investment process and day-to-day operations of the Fund were not expected to change. The Board also noted the oversight role of the Adviser over the Sub-Adviser relating to portfolio construction and management, and compliance with the Funds’ investment objectives and policies, the Trust’s compliance policies and procedures, and applicable laws and regulations.

The Board concluded that the Adviser will be capable of continuing to provide investment advisory services at least equivalent to the same high quality as the investment advisory services previously provided to the Funds.

The investment performance of the Funds achieved by the Adviser. The Board considered that all of the portfolio managers and other key investment personnel currently managing the Funds are expected to continue to do so following the Transaction. The Board was provided with information describing the performance of each of the Funds for various trailing time periods, on an absolute basis as well as relative to each Fund’s benchmark index and peer group. The Board also reviewed a presentation of each Fund’s performance as compared to the Fund’s benchmark as well as against a group of other registered funds that have objectives and strategies that are similar to those of the Fund. The peer group performance was obtained from publicly available sources and measured as of each such peer group fund’s most recent fiscal year end. The Board concluded that the investment performance of the Funds remained competitive relative to their respective asset classes and investment styles. The Trustees noted that based on the information presented at the Meeting and its discussion with the Adviser, it believes that the Adviser is capable of generating a level of long-term investment performance that is appropriate in light of each Funds’ investment objectives, policies and strategies and competitive with many other investment companies.

The extent to which the Adviser will realize economies of scale as the Trust grows larger and whether fee levels reflect these economies of scale for the benefit of Fund Shareholders. The Board evaluated potential or anticipated economies of scale in relation to the services the Adviser provides to each Fund. The Board noted that at this time, the fee structure does not account for the benefit of economies of scale because the Funds have insufficient assets for economies of scale to be realized. Currently, the fee structure provides for a flat percentage rate. Once assets under management grow to substantially higher levels, economies of scale may begin to take effect and benefit the Adviser. At such future time, it may be appropriate for the Board to review the fee structure to determine whether the management fees as a percent of assets under management might be reduced. There can be no assurance that the Funds will reach the asset levels necessary for economies of scale to take effect.

Total expenses of the Funds and competitiveness of fees to be paid to the Adviser. The Board considered that the New Advisory Agreements are the same as the Existing Advisory Agreements, except for the effective and termination dates and a few immaterial terms, and that each Fund’s contractual fee rate will be identical for each Fund, for the initial two-year term of the New Advisory Agreements. The Board also noted that the Adviser has contractually agreed to maintain all of the current operating expense limits pursuant to a new Fee Waiver Agreement (with identical terms to the existing Fee Waiver Agreement), which will remain in effect after the Closing Date until at least the end of the initial two-year term of the New Advisory Agreements, whereby it will waive a portion of its advisory fees so that each Fund does not exceed its operating expense limitation. The Board also reviewed information regarding management fees charged by advisers to other comparably-sized funds, which showed that the management fees charged to the Funds are competitive with the fees paid by many other comparably sized funds. In light of these comparisons, the Board concluded that the terms of the New Advisory Agreements are fair and reasonable.

The profits to be realized by the Adviser and its affiliates, from their relationship with the Trust. The Board considered potential benefits the Adviser and its affiliates may derive from their relationship with the Funds, including compensation received by the Adviser for the provision of certain shareholder and administrative services to the Funds. The Board noted that at this time the Adviser’s compensation is not high relative to the experience of the Adviser and the nature and quality of the services performed by the Adviser. The Board considered the Adviser’s representation that it anticipates profitability for the Adviser under the New Advisory Agreements to be similar to profitability for the Adviser during recent periods. The Board noted that it would have the opportunity to give further consideration to the Adviser’s profitability with respect to the Funds at the end of the initial two-year term of the New Advisory Agreements.

Other Considerations. In approving the New Advisory Agreements, the Board considered that the Adviser will be making a commitment to the retention and recruitment of high quality personnel, and has undertaken to maintain the same level of financial, compliance and operational resources reasonably necessary to manage the Funds in a professional manner that is consistent with the best interests of the Funds and their Shareholders and that has previously been provided to the Funds. The Board also considered that the Adviser has undertaken to make a commitment to the management and success of the Funds, and to employ its resources in an effort to both maintain and grow the Funds by seeking out expanded distribution opportunities, where possible. The Board also considered that the Funds and the Shareholders will continue to receive the benefit of the strong compliance culture and financial resources of Focus following the Transaction.

Conclusions. In approving the New Advisory Agreements, the Board concluded that the terms of the New Advisory Agreements are fair and reasonable and that approval of the New Advisory Agreements is in the best interests of each Fund and its Shareholders. In reaching this determination, the Board considered that the Adviser is expected to provide a high level of service to each Fund; that it has confidence in the Adviser’s capabilities to manage the Funds consistently with their respective specified investment objective and strategies; that each Fund’s fee structure appeared to the Board to be reasonable and fair given the nature and quality of services provided; and that the benefits that will accrue to the Adviser by virtue of its relationship to the Funds are reasonable in comparison with the benefits accruing to each Fund. After this review and discussion, the Board concluded that the approval of the New Advisory Agreements for an initial two-year term was in the best interests of each Fund and its shareholders.

New Sub-Advisory Agreements

At the Meeting, the Board, consisting solely of Independent Trustees, considered the approval of the Interim Sub-Advisory Agreement, for a period ending on the earlier of 150 days from the Closing Date or when Shareholders of a Fund approve the New Sub-Advisory Agreement for an initial two-year term, renewable annually thereafter. For purposes of this discussion, the Interim Sub-Advisory Agreement and the New Sub-Advisory Agreement were considered at the same time.

Factors Considered in Approving the Sub-Advisory Agreements

In connection with the Board’s review of the New Sub-Advisory Agreements, key personnel of the Adviser advised the Board about a variety of matters, including the following:

●	No material changes are currently contemplated as a result of the Transaction in the nature, quality, or extent of the sub-advisory services currently provided to the Sub-Advised Funds and their Shareholders by the Sub-Adviser.
●	All of the current portfolio managers and other key investment personnel of the Sub-Adviser who currently assist in the management of the Sub-Advised Funds are expected to continue to do so after the Transaction.

●	The terms and conditions of the New Sub-Advisory Agreement, including each Sub-Advised Fund’s contractual fee rate, will remain the same as the terms of the Existing Sub-Advisory Agreement for the initial two-year term of the New Sub-Advisory Agreement.

In their deliberations, the Board considered the factors discussed below, among others. The Independent Trustees did not identify any particular factor or piece of information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors:

The nature, extent and quality of the services provided and to be provided by the Sub-Adviser. The Board considered the experience and qualifications of the key investment personnel of the Sub-Adviser, including the portfolio managers, who are responsible for providing services to the Sub-Advised Funds. The Board noted the role of the Sub-Adviser relating to portfolio construction and management, and compliance with the Sub-Advised Funds’ investment objectives and policies, the Trust’s compliance policies and procedures, and applicable laws and regulations, as well as the Sub-Adviser’s role in implementing the Board’s directives relating to the Sub-Advised Funds. The Board also noted that all of the current portfolio managers and other key investment personnel of the Sub-Adviser are expected to continue to serve in their current roles with respect to the Sub-Advised Funds following the Transaction.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services to be provided by the Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that the Sub-Adviser would continue to provide high quality investment services to the Sub-Advised Funds.

The investment performance of the Sub-Advised Funds achieved by the Adviser and the Sub-Adviser. The Board considered that it is anticipated that all of the portfolio managers and other key investment personnel currently managing the Sub-Advised Funds are expected to continue to do so following the Transaction. The Board also considered its recent review of each of the Sub-Advised Fund’s performance for various trailing time periods, including over longer-term trailing time periods, on an absolute basis, as well as relative to each Sub-Advised Fund’s benchmark index, the Broadridge Peer Group and funds managed by the Sub-Adviser with comparable investment styles. The Board had concluded that the investment performance of each Sub-Advised Fund remained competitive relative to its Broadridge Peer Group and benchmark index. The Trustees noted that based on the information presented at the Meeting, as well as periodic discussions with the Sub-Adviser, they believed that the Sub-Adviser remains capable of generating a level of long-term investment performance that is appropriate in light of each Sub-Advised Fund’s investment objectives, policies and strategies and competitive with other investment companies.

The extent to which the Sub-Adviser realizes economies of scale as the Trust grows larger and whether fee levels reflect these economies of scale for the benefit of Sub-Advised Fund Shareholders. The Board evaluated potential or anticipated economies of scale in relation to the services the Sub-Adviser will provide to each Fund. The Board considered historic and potential growth rates in the Sub-Advised Funds’ assets, and noted that the Funds are designed to work together as a set of asset allocation choices and that economies of scale (and other factors) are most appropriately assessed on a Trust-level and not on a Fund-by-Fund basis. The Board noted that the Sub-Advised Funds do not have sub-advisory fee breakpoints. However, the Board considered that future growth in the assets of the Sub-Advised Funds and any related economies of scale could allow the Adviser to negotiate lower fees with the Sub-Adviser, to the extent such growth were to create economies of scale that could appropriately be passed through to Shareholders in the form of future sub-advisory fee reductions. The Board also noted that it will have the opportunity to periodically re-examine whether a Fund or the Trust has achieved economies of scale, and the appropriateness of sub-advisory fees payable to the Sub-Adviser, in the future.

Total expenses of the Sub-Advised Funds and competitiveness of fees to be paid to the Sub-Adviser. The Board considered the sub-advisory fee rates charged by the Sub-Adviser, as well as the total effective management fee rate of each Sub-Advised Fund, after taking into consideration each Sub-Advised Fund’s expense limitation arrangements. The Board noted that the terms and conditions of the New Sub-Advisory Agreements, including that each Sub-Advised Fund’s contractual fee rate under the relevant New Sub-Advisory Agreement will remain the same, for an initial two-year term, as the contractual fee rate in the Existing Sub-Advisory Agreement.

In assessing the fees charged by the Sub-Adviser, the Board noted that the fees ranged from 3 to 36 basis points (“bps”) annually, with most of them at or below 10 bps annually, except for the SA International Value Fund (20 bps annually), the SA U.S. Small Company Fund (20 bps annually) and the SA Emerging Markets Value Fund (36 bps annually). The Board took into consideration that these fees were negotiated fees that reflected an arm’s-length negotiation between the Adviser and the Sub-Adviser, and determined that the fees were reasonable in light of the services provided to each Sub-Advised Fund.

The Board also noted that each Sub-Advised Fund’s total net expense ratio, a figure which includes all operating expenses, excluding any dividend, interest or borrowing expenses, minus any expense waivers or other reimbursements, was below the median expense ratio of its respective Broadridge Peer Group.

The profits to be realized by the Sub-Adviser and its affiliates, from their relationship with the Trust. The Board considered the profitability rates of the Sub-Adviser and noted that the Sub-Adviser has previously represented that it no longer accrues soft-dollar research credits and has wound down the remaining aspects of its soft-dollar program. The Board reviewed information provided by the Sub-Adviser regarding its financial stability and the profitability attributable to its agreements with the Sub-Advised Funds. After such review, the Board determined that the profitability rates of the Sub-Adviser, with respect to the New Sub-Advisory Agreements, were reasonable in consideration of the services provided to the Sub-Advised Funds.

Conclusions. In approving the New Sub-Advisory Agreements, the Board unanimously concluded that the terms of the New Sub-Advisory Agreements are fair and reasonable and that approval of the New Sub-Advisory Agreements is in the best interests of each Sub-Advised Fund and its Shareholders. In reaching this determination, the Board considered that the Sub-Adviser provided a high level of service to each Fund; that it has confidence in the Sub-Adviser’s capabilities to continue to manage the Sub-Advised Funds consistently with their respective specified investment objective, strategies and policies; that each Sub-Advised Fund’s fee structure appeared to the Board to be reasonable and fair given the nature and quality of services provided; and that the benefits that will accrue to the Sub-Adviser by virtue of its relationship to the Sub-Advised Funds are reasonable in comparison with the benefits accruing to each Sub-Advised Fund. After this review and discussion, the Board unanimously concluded that the approval of the Sub-Advisory Agreements for an initial two-year term was in the best interests of each Sub-Advised Fund and its Shareholders.

Information about the Interim Advisory Agreements and Interim Sub-Advisory Agreement

As discussed above, at a May 22, 2023 meeting, the Board, consisting solely of Independent Trustees, unanimously approved the Interim Advisory Agreements and Interim Sub-Advisory Agreement. To assure continuity of advisory and sub-advisory services, the Interim Advisory Agreements and Interim Sub-Advisory Agreement will take effect with respect to a Fund upon the Closing Date of the Transaction. The terms of the Interim Advisory Agreements are substantially identical to those of the Existing Advisory Agreements and New Advisory Agreements and the terms of the Interim Sub-Advisory Agreement are substantially identical to those of the Existing Sub-Advisory Agreement and New Sub-Advisory

Agreement, respectively, in each case except to reflect the effective and termination dates and certain escrow provisions described in the Proxy Statement. In light of the foregoing, the Trustees unanimously determined that the scope and quality of services to be provided to the Funds under the Interim Advisory Agreements and Interim Sub-Advisory Agreement, as applicable, are at least equivalent to the scope and quality of services provided under the Existing Advisory Agreements and Existing Sub-Advisory Agreement.

SECOND MEETING PROPOSAL 1: ELECTION OF FOUR TRUSTEES AS MEMBERS
OF THE BOARD OF TRUSTEES OF THE TRUST

Background

The Board of Trustees of the Trust (the “Board” and, each member thereof, a “Trustee”) currently includes three Trustees, none of whom are “interested persons” (as defined in the 1940 Act) of the Adviser, including its affiliates, the Sub-Adviser or the Trust (the “Independent Trustees”). Two of the Trustees (Bryan Brown and Harold Shefrin) were elected to serve on the Board through a Consent of Sole Shareholder dated April 12, 1999, each as an Independent Trustee, and one Trustee (Charles Roame) was appointed to serve as an Independent Trustee on June 14, 2012.

One additional Trustee, along with the three Trustees stated above, is being presented for election at the Meeting: Jonathan Scheid. If elected by the Shareholders at the Second Meeting, Jonathan Scheid will join the Board as a Trustee. Following the Shareholder election, four Trustees would comprise the Board, each of whom would have been elected by shareholders. Three of the Trustees, Bryan Brown, Charles Roame and Harold Shefrin, would serve as Independent Trustees and one of the Trustees, Jonathan Scheid, would serve as an Interested Trustee. The business and affairs of the Trust, including those of the Funds, are managed under the direction of the Board.

The Proposal

At the Meeting, all three current Trustees will be presented for election. If approved by Shareholders, this would result in all of the Trustees being elected by Shareholders and would allow the Board to appoint Trustees to fill future vacancies without requiring a Shareholder vote until the number of elected Trustees drops below two-thirds of all Trustees. At that time, the Board would be required to proxy Shareholders to add an additional Trustee.

No current Trustees are proposed to be replaced.

Shareholders are being asked to elect each individual nominated by the Board listed below (each, a “Nominee” and collectively, the “Nominees”) as a member of the Board. Three of the Nominees currently serve as a Trustee of the Trust and has served in that capacity continuously since originally being appointed or previously approved by shareholders. One Nominee (Jonathan Scheid) has not served as a Trustee of the Trust. Because the Trust is not required to, and does not, hold regular annual Shareholder meetings, each Nominee, if elected, will hold office until his or her successor is elected and qualified or until he or she dies, retires, resigns, is removed or becomes disqualified. Trustees may be removed from the Trust (provided the aggregate number of Trustees after such removal shall not be less than one) with cause or without cause, by the action of two-thirds of the remaining Trustees or by action of two-thirds of the outstanding shares of a Trust.

Board Approval and Recommendation

At a meeting held on May 22, 2023, the Board considered the proposed Trustee candidates and approved the Nominees and called a meeting of shareholders to allow Shareholders of the Trust to vote on the election of the Nominees to the Board.

The persons named as proxies intend, in the absence of contrary instructions, to vote all proxies for the election of the Nominees. If, prior to the Second Meeting, any Nominee becomes unable to serve for any reason or for good cause will not serve, the persons named as proxies reserve the right to substitute another person or persons of their choice as nominee or nominees. All of the Nominees have consented to being named in this Proxy Statement and to serve if elected. The Trust knows of no reason why any Nominee would be unable or unwilling to serve if elected.

The Board, including all the Independent Trustees of the Trust, recommends that shareholders of each Fund vote “FOR” all of the Nominees.

Information Concerning Nominees

The following table sets forth certain information regarding the Nominees: Bryan Brown, Charles Roame, Jonathan Scheid and Harold Shefrin. The table presents information regarding the Nominees’ principal occupations which, unless specific dates are shown, are of at least five years’ duration. In addition, the table includes information concerning other directorships held by each Nominee in other registered investment companies or publicly traded companies.

Four Trustee Nominees Standing for Election

Independent Trustee Nominees
Name, Address[1] and Year of Birth	Current Position with the Trust	Principal Occupation(s) and Other Directorships During the Past 5 Years	Number of Funds Overseen by Nominee	Other Trusteeships/ Directorships Held
Bryan Brown Year of Birth: 1945	Trustee (since 1999)	Self-Employed Management Consultant (financial and technological systems) (since 1992).	10	Director/Officer, Kilohana Martial Arts Association (since June 2018).
Charles Roame Year of Birth: 1965	Trustee (since 2012)	Managing Partner, Tiburon Strategic Advisors and Tiburon CEO Summits (since April 1998).	10	Director, Edelman Financial Engines (provider of financial planning & investment advisory services) (since January 2014); Director, FacetWealth (provider of financial planning services) (since February 2018); Director, DPL Financial Partners (insurance management platform) (since February 2022). Director, Allspring Global Investments (financial services) (since May 2022).
Harold Shefrin Year of Birth: 1948	Trustee (since 1999)	Faculty member, Santa Clara University (since 1978).	10	Trustee, Litman Gregory Funds Trust (10 portfolios) (since February 2005).

Interested Trustee Nominee
Jonathan Scheid Year of Birth: 1976	Nominee for Trustee	Managing Director, Buckingham Wealth Partners (since January 2022); Managing Director, Buckingham Strategic Partners (2019 – 2021); Vice President, Buckingham Strategic Partners (2018 – 2019).	10	None

(1) Correspondence intended for any of the Nominees may be sent to the attention of the individual Nominee or to the Board at 8182 Maryland Avenue, Suite 500, St. Louis, Missouri 63105. All communications addressed to the Board or individual Nominee will be logged and sent to the Board or individual Nominee.

Principal Officers of the Trust

The following table presents information regarding the current principal officers of the Trust, including their principal occupations which, unless specific dates are shown, are of at least five years’ duration. Each of the officers is an affiliated person of the Adviser. Each such officer’s business address is Buckingham Strategic Partners, LLC, 8182 Maryland Avenue, Suite 500, St. Louis, Missouri 63105. The Trust’s officers are appointed annually by the Board.

Name (Birth Year)	Current Position(s) with the Trust	Principal Occupation(s) During the Past 5 Years
Jonathan Scheid (1976)	President and Chief Executive Officer (since June 2023).	Managing Director, Buckingham Wealth Partners (since January 2022); Managing Director, Buckingham Strategic Partners (2019 – 2021); Vice President, Buckingham Strategic Partners (2018 – 2019).
Dan Anderson (1976)	Chief Financial and Accounting Officer and Treasurer (since 2023).	Chief Financial Officer, Buckingham Strategic Wealth, LLC and Buckingham Strategic Partners, LLC (since January 2018); Chief Financial Officer, BAM Management LLC (since January 2018).
Jeffery Yorg (1977)	Chief Compliance Officer and Anti-Money Laundering Compliance Officer (since July 1, 2022).	Chief Compliance Officer and Associate General Counsel, Buckingham Strategic Partners, LLC (since October 2019); Chief Compliance Officer, Head of Compliance Legal and Risk, and Deputy Chief Risk Officer, Gurtin Municipal Bond Management, LLC (2014 – 2019).

Marcy Tsagarakis (1971)	Secretary (since June 2006).	Director, Fund Administration, Buckingham Strategic Partners, LLC (since November 2018); Vice President, Fund Administration, LWI Financial Inc. (2005 – 2018).

Additional Information about the Nominees

In addition to the description of each Nominee’s Principal Occupation(s) and Other Directorships set forth above, the following provides further information about each Nominee’s specific experience, qualifications, attributes or skills with respect to the Trust. The information in this section should not be understood to mean that any of the Nominees is an “expert” within the meaning of the federal securities laws.

The Board believes that the different perspectives, viewpoints, professional experience, education, and individual qualities of each Nominee represent a diversity of experiences and a variety of complementary skills and expertise. Three of the Nominees have experience as board members. It is the Trustees’ belief that this allows the Board, as a whole, to oversee the business of the Funds in a manner consistent with the best interests of the Funds’ shareholders. When considering potential nominees to fill vacancies on the Board, and as part of its annual self-evaluation, the Board reviews the mix of skills and other relevant experiences of the Trustees.

Nominees Standing for Election

Bryan Brown – Mr. Brown is a self-employed management consultant for financial and technological systems since 1992. In addition to that role he has served as the Chief Financial Officer for various companies in the biotechnology, pharmaceutical and life science industries.

Charles Roame – Mr. Roame has worked as a strategic consultant to financial service companies for approximately 35 years. He also serves on the Board of Directors of Edelman Financial Engines, FacetWealth, DPL Financial Partners, and Allspring Global Investments, and has served on the boards, including but not limited to advisory boards, of other financial services companies.

Jonathan Scheid – Mr. Scheid has employed by Buckingham Strategic Partners, LLC in a variety of roles since its merger with Loring Ward in 2018.

Harold Shefrin – Mr. Shefrin has served as a Professor of Finance at Santa Clara University since 1978. He also serves on the Board of Trustees of another mutual fund complex.

Duties of Trustees; Committee Structure

The Trust is organized as a Delaware statutory trust. The Board is responsible for managing the business and affairs of the Trust. Each Trustee and Nominee has the experience, skills, attributes or qualifications described above (see “Principal Occupation(s) and Other Directorships” and “Additional Information about the Trustees and Nominees” above). The Board appoints officers who assist in managing the day-to-day affairs of the Trust. The Board meets at least quarterly to review the investment performance of each Fund and other matters, including policies and procedures with respect to compliance with regulatory and other requirements. During the fiscal year ended June 30, 2022, the Board held five meetings, and each Board member attended 100% of such meetings and of meetings of the committees on which he served during the periods that he served.

The Independent Trustees interact directly with the senior management of the Adviser and the Sub-Adviser at scheduled meetings and at special meetings as appropriate. The Independent Trustees regularly discuss matters outside of the presence of management and are advised by their own experienced independent legal counsel. The Board’s independent legal counsel participates in Board meetings and interacts with the Adviser. Each Independent Trustee is also a member of the Audit Committee and the Governance and Nominating Committee, and from time to time one or more Independent Trustees may be designated, formally or informally, to take the lead in addressing with management or the Board’s independent legal counsel matters or issues of concern to the Board. The Board and its committees have the ability to engage other experts as appropriate.

The Board has appointed one of the Independent Trustees to act as Chairman of the Board. The Chairman’s primary responsibilities are (i) to participate in the preparation of the agenda for meetings of the Board; (ii) to preside at all meetings of the Board; (iii) to act as the Board’s liaison with management between meetings of the Board; and (iv) to act as the primary contact for Board communications. The Chairman may perform such other functions as may be requested by the Board from time to time. Except for any duties specified in the Trust’s Statement of Information or pursuant to the Trust’s Declaration of Trust or By-laws, the designation as Chairman does not impose on such Independent Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board generally.

The Board has determined that its leadership structure is appropriate in light of the services that the Adviser, the Adviser’s affiliates and the Sub-Adviser provide to the Trust and potential conflicts of interest that could arise from these relationships. The Board evaluates its performance on an annual basis. The Board believes that having a super-majority of Independent Trustees is appropriate and in the best interest of the Funds’ Shareholders.

Board Committees

The Board has an Audit Committee consisting of all of the Independent Trustees. The Audit Committee operates pursuant to a written Audit Committee Charter. The principal functions of the Audit Committee are to: oversee the Trust’s accounting and financial reporting processes and its internal control over financial reporting; oversee the quality and integrity of the Trust’s financial statements and the independent audit thereof; approve prior to appointment the Trust’s independent auditors, and in connection therewith, evaluate the independence of the independent auditors; review with the independent auditors the scope and results of the annual audit; and review the performance and approve all fees charged by the independent auditors for audit, audit-related and other professional services. The Audit Committee held three meetings during the fiscal year ended June 30, 2022.

The Board has a Governance and Nominating Committee consisting of all of the Independent Trustees. The Governance and Nominating Committee operates pursuant to a written Governance and Nominating Committee Charter. The principal functions of the Governance and Nominating Committee are to: annually evaluate the performance of the Board and its various committees; periodically review the composition, responsibilities and functions of the Board and each Board committee; recommend the selection and nomination of candidates for Independent Trustees, whether proposed to be appointed by the Board or to be elected by shareholders; nominate candidates for Chairman of the Board and for the various committees for selection by the Board; and review at least every two years the compensation paid to Independent Trustees. The Governance and Nominating Committee does not consider nominees recommended by the

Funds’ shareholders. The Governance and Nominating Committee held one meeting during the fiscal year ended June 30, 2022.

Risk Oversight.

The Board’s role in management of the Trust is oversight. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Trust have the responsibility for the day-to-day management of the Funds, which includes the responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of its oversight, the Board, acting at its scheduled meetings, or the Chairman, acting between Board meetings, regularly interacts with and receives reports from senior personnel of the Adviser, Sub-Adviser and other service providers, the Trust’s and the Adviser’s Chief Compliance Officer and portfolio management personnel. The Board also receives periodic presentations from senior personnel of the Adviser or its affiliates and the Sub-Adviser regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas. The Board also receives reports from counsel to the Trust or counsel to the Adviser and the Board’s own independent legal counsel regarding regulatory compliance and governance matters. The Board has adopted policies and procedures designed to address certain risks to the Funds. In addition, the Adviser, the Sub-Adviser and other service providers to the Funds have adopted a variety of policies, procedures and controls designed to address particular risks to the Funds. Different processes, procedures and controls are employed with respect to different types of risks. However, it is not possible to eliminate all of the risks applicable to the Funds. The Board’s oversight role does not make the Board a guarantor of the Funds’ investments or activities.

Compensation of Trustees

The Trust pays fees to its Independent Trustees. For their services as Trustees, each Independent Trustee receives a $118,000 annual retainer fee, as well as reimbursement for expenses incurred in connection with attendance at Board and Committee meetings. The Chairman of the Board receives an additional $11,800 per year in compensation from the Trust. Trustees who are “interested persons” of the Trust (of which there currently are none) and the executive officers of the Trust receive no compensation from the Trust for their respective services as trustees and officers.

The following table summarizes the compensation paid by the Trust to each Trustee in the fiscal year ended June 30, 2022. In these tables, the amount shown for Jonathan Scheid is “None” since this individual is proposed to be elected to the Board and does not currently serve as a Trustee.

			Aggregate
	Compensation from	Pension or Retirement	Compensation from
Name of Trustee	the Trust	Benefits	the Fund Complex(1)
Independent Trustees
Bryan W. Brown	$129,800	None	$129,800
Harold M. Shefrin	$118,000	None	$118,000
Charles M. Roame	$118,000	None	$118,000
Interested Trustee
Jonathan Scheid	None	None	None

(1)	At June 30, 2022, the Fund Complex consisted of the ten Funds.

Trustee Ownership of Shares of the Funds

The table below sets forth the dollar range of the value of the shares of each Fund overseen or to be overseen by a Trustee, owned beneficially by each Trustee as of July 5, 2023. For purposes of this table, beneficial ownership is defined to mean a direct or indirect pecuniary interest.

Dollar Range of Equity Securities in the Funds

Name of	SA U.S. Fixed	SA Global Fixed	SA U.S. Core	SA U.S.	SA U.S. Small
Trustee	Income Fund	Income Fund	Market Fund	Value Fund	Company Fund
Independent Trustees
Bryan W. Brown	None	$10,001-$50,000	Over $100,000	$50,001-$100,000	$10,001-$50,000
Harold M. Shefrin	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000
Charles M. Roame	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000
Interested Trustee
Jonathan Scheid	N/A	N/A	N/A	N/A	N/A

		SA International	SA Emerging	SA Real Estate	SA Worldwide Moderate
Name of	SA International	Small Company	Markets Value	Securities	Growth
Trustee	Value Fund	Fund	Fund	Fund	Fund
Independent Trustees
Bryan W. Brown	$50,001-$100,000	$10,001-$50,000	$10,001-$50,000	$10,001-$50,000	None
Harold M. Shefrin	Over $100,000	Over $100,000	$50,001-$100,000	$50,001-$100,000	None
Charles M. Roame	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000
Interested Trustee
Jonathan Scheid	N/A	N/A	N/A	N/A	N/A

Material Relationships of the Independent Trustees

As of July 5, 2023, no Independent Trustee or any of their immediate family members owned beneficially or of record any securities of, or had any direct or indirect material interest in, the Adviser, the Sub-Adviser or the principal underwriter of the Funds or any person controlling, controlled by or under common control with such persons. Mr. Roame is the managing partner of Tiburon Strategic Advisors (“Tiburon”). The Adviser has purchased off-the-shelf research reports from and attended conferences sponsored by Tiburon. The aggregate fees paid by the Adviser to Tiburon during the two most recently completed fiscal years did not exceed $120,000.

Within the last two completed fiscal years of the Funds, no officer of any investment advisor or principal underwriter of the Funds or of any person directly or indirectly controlling, controlled by or under common control with, the investment advisor or principal underwriter of the Funds, has served as a director on a board of a company where any of the Independent Trustees or Nominees, or immediate family members of such persons, has served as an officer.

Legal Proceedings

There are no material pending legal proceedings to which any Trustee or affiliated person is a party adverse to the Funds or any of their affiliated persons or has a material interest adverse to the Funds or any of their affiliated persons. In addition, there have been no legal proceedings that are material to an evaluation of the ability or integrity of any Trustee or executive officer of the Funds within the past five years to perform their duties as a trustee or officer of the Funds.

Required Vote

Trustees are elected by a plurality of the votes cast by holders of shares of the Trust present or represented by proxy at the Second Meeting, assuming a quorum is present. A vote of a “plurality” of shares means that a Nominee would only need to receive more “yes” votes than a competing candidate to be elected to the Board. Since each Nominee is running unopposed, each Nominee effectively needs only one vote to be elected if a quorum is present at the Second Meeting.

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS OF EACH FUND VOTE “FOR” SECOND MEETING PROPOSAL 1.

GENERAL INFORMATION

Ownership of Shares

As of the Record Date, no Shareholder owned, beneficially or of record, more than 5% of any Fund, except as provided in Appendix I.

Appendix J sets forth information with respect to shares of the Funds owned by the Trust’s officers and Trustees.

Other Information

Since July 5, 2023, no Trustee has purchased or sold securities exceeding 1% of the outstanding securities of any class of the Adviser or its parent or subsidiaries; or the Sub-Adviser or its parent or subsidiaries.

As of the Record Date, no Independent Trustee or any of their immediate family members owned beneficially or of record any class of securities of the Adviser, the Sub-Adviser or any person controlling, controlled by or under common control with any such entity.

Payment of Solicitation Expenses

The Adviser or its parent company has agreed to pay the expenses of the preparation, printing and mailing of this Proxy Statement and its enclosures and of all solicitations.

Delivery of Proxy Statement

Only one copy of this Proxy Statement may be mailed to each household, even if more than one person in the household is a Fund Shareholder. If a Shareholder needs an additional copy of this Proxy Statement, please contact the Funds’ proxy solicitor, EQ Fund Solutions, LLC (“EQ”) at 800-591-6313 Monday – Friday, 9:00 a.m. - 10:00 p.m. (Eastern Time), or visit https://vote.proxyonline.com/SA/docs/proxy.pdf. If at any time a shareholder would like to request that the Funds not employ householding on your account(s), you may do so by calling (844) 366-0905.

Other Business

The Trustees do not intend to bring any matters before the Meetings other than the Proposals described in this Proxy Statement, and the Trustees are not aware of any other matters to be brought before the Meetings by others. Because matters not known at the time of the solicitation may come before the Meetings, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meetings, including any adjournment(s), postponement(s) or delays thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy (or their substitutes) to vote the proxy in accordance with their judgment on such matters.

Submission of Shareholder Proposals

The Trust has not received any shareholder proposals to be considered for presentation at the Meetings. Under the proxy rules of the SEC, shareholder proposals may, under certain conditions, be included in the Trust’s Proxy Statement and proxy for a particular meeting. Under these rules, proposals submitted for inclusion in the Trust’s proxy materials must be received by the Trust within a reasonable time before the solicitation is made.

The Trust is generally not required to hold annual meetings of Shareholders, and the Trust generally does not hold a meeting of Shareholders in any year, unless certain specified Shareholder actions, such as the election of trustees or the approval of a new advisory agreement, are required to be taken under state law or the 1940 Act. By observing this policy, the Trust seeks to avoid the expenses customarily incurred in the preparation of proxy material and the holding of Shareholders’ meetings, as well as the related expenditure of staff time.

A Shareholder desiring to submit a proposal intended to be presented at any meeting of Shareholders of a series of the Trust hereafter called should send the proposal to the Secretary of the Trust at the Trust’s principal offices within a reasonable time before the solicitation of proxies for such meeting occurs. The mere submission of a proposal by a Shareholder does not guarantee that such proposal will be included in the proxy statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required. Also, the submission does not mean that the proposal will be presented at the meeting. For a Shareholder proposal to be considered at a Shareholders’ meeting, it must be a proper matter for consideration under Delaware law, the Trust’s governance documents and relevant Trust policies.

Principal Underwriter and Sub-Administrator

Foreside Financial Services, LLC is the principal underwriter of the Funds and is located at Three Canal Plaza, Suite 100, Portland, Maine 04101. State Street Bank and Trust Company is the sub-administrator of the Funds and is located at 1100 Main Street, Suite 400, Kansas City, MO 64105.

Important Notice Regarding the Availability of Proxy Materials for the Special Meetings to Be Held on September 8, 2023

The Proxy Statement is available on the Internet at https://vote.proxyonline.com/SA/docs/proxy.pdf.

Reports to Shareholders and Financial Statements

The annual report and semi-annual report to Shareholders of each Fund, including financial statements of each Fund, have previously been sent to Fund Shareholders. Upon request, each Fund’s most recent annual report and semi-annual report can be obtained at no cost. To request a report for a Fund, please call (844) 366-0905, write to the Trust at 8182 Maryland Avenue, Suite 500, St. Louis, Missouri 63105, or visit sa-funds.com.

VOTING INFORMATION

Voting Rights

Only Shareholders of record of a Fund at the close of business on July 5, 2023 (the “Record Date”) may vote. Shareholders of record on the Record Date are entitled to be present and to vote at the Meetings. Each share or fractional share is entitled to one vote or fraction thereof. The number of outstanding shares of each Fund, as of the close of business on the Record Date, is included in Appendix A to this Proxy Statement. Each Fund’s Shareholders will vote separately on each proposal with respect to that Fund. If you are a Shareholder of more than one Fund, you will be voting on each proposal separately with respect to each Fund in which you hold shares.

Each proxy solicited by the Board that is properly executed and returned in time to be voted at the Meetings will be voted at the Meetings in accordance with the instructions on the proxy. Any proxy may be revoked at any time prior to its use by written notification received by the Trust’s Secretary, by the execution and delivery of a later-dated proxy, or by attending the Meetings and voting in person (merely attending the Meetings, however, will not revoke any previously submitted proxy). Any letter of revocation or later-dated proxy must be received by the Trust prior to the Meetings and must indicate your name and account number to be effective. A proxy purporting to be executed by or on behalf of a shareholder shall be deemed valid unless challenged at or prior to its exercise, with the burden of proving invalidity resting on the challenger.

Abstentions will be counted as present for purposes of determining whether a quorum is present at the Meetings. For purposes of determining the approval of the Proposals, abstentions do not count as votes cast with respect to a Proposal. Accordingly, abstentions will have no effect on the Proposal to elect trustees and will have the effect of a vote against the Proposals to approve the New Advisory Agreements and the New Sub-Advisory Agreement.

A broker-dealer that is a member of the New York Stock Exchange (“NYSE”) that holds shares of a Fund in “street name” and has not received voting instructions from a client prior to the date specified in the broker-dealer’s request for voting instructions is permitted under the rules of the NYSE to vote the shares on uncontested matters that are considered to be “routine,” but is not permitted to vote the shares on “non-routine” matters. The Proposals at the First Meeting to approve the New Advisory Agreements and the New Sub-Advisory Agreement are considered non-routine matters. The Proposal at the Second Meeting to elect the Trustees to the Board is considered a routine matter. As a result, there will be no broker non-votes at the Meetings.

There are no dissenters’ rights of appraisal in connection with any vote to be taken at the Meetings.

Attending the Meetings

If you wish to attend the Meetings and vote in person, you will be able to do so. If you intend to attend the Meetings in person and you are a Shareholder of record of a Fund on the Record Date, in order to gain admission you may be asked to show photographic identification, such as your driver’s license. If you intend to attend the Meetings in person and you hold your shares through a broker, bank or other intermediary, in order to gain admission, you may be asked to show photographic identification, such as your driver’s license, and satisfactory proof of ownership of shares of a Fund, such as your voting instruction form (or a copy thereof) or broker’s statement indicating ownership as of a recent date. If you hold your shares in a brokerage account or through a bank or other intermediary, you will not be able to vote in person at the Meetings unless you have previously requested and obtained a “legal proxy” from your broker, bank or other intermediary and present it at the Meetings. You may contact the Trust at (844) 366-0905 to obtain directions to the site of the Meetings.

Quorum; Adjournment

The presence in person or by proxy of the holders of record of one-third of the outstanding shares of the applicable Fund shall constitute a quorum at the Meetings, permitting action to be taken. The shares represented by a proxy that is properly executed and returned will be considered to be present at the Meetings. All properly executed proxies received in time for the Meetings will be treated as present for quorum. Abstentions and broker non-votes will be treated as shares that are present but which have not been voted. Accordingly, abstentions will have no effect on the Proposal to elect trustees and will have the effect of a vote against the Proposals to approve the New Advisory Agreements and the New Sub-Advisory Agreement.

The Meetings may be held for any Fund for which a quorum is present irrespective that a quorum may not be achieved for the Meetings of any other Fund. Any shareholder meeting, whether or not a quorum is present, may be adjourned from time to time by the vote of a majority of the shares represented at that meeting, either in person or by proxy. A Shareholder vote may be taken on one or more of the proposals prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. In the event of an adjournment, no notice is required other than an announcement at the meeting at which adjournment is taken.

To assure the presence of a quorum at the Meetings, please promptly execute and return the enclosed proxy. A self-addressed, postage-paid envelope is enclosed for your convenience.

Should Shareholders require additional information regarding the proxy or replacement proxy cards, they may contact the proxy solicitor, EQ Fund Solutions, LLC (“EQ”) at 800-591-6316 (toll-free). Representatives are available Monday through Friday, 9:00 a.m. – 10:00 p.m. (Eastern Time).

Required Vote

First Meeting Proposals 1 and 2 - Approval of the New Advisory and Sub-Advisory Agreements

Shareholders of each Fund will vote separately to approve the New Advisory Agreements and the New Sub-Advisory Agreement (if applicable).

Approval of the New Advisory Agreements and New Sub-Advisory Agreement must be approved by a vote of a majority of the outstanding voting securities of each Fund. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act, means an affirmative vote of the lesser of (a) 67% or more of the shares of a Fund present at the First Meeting if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares. The implementation of First Meeting Proposals 1 and 2 is contingent upon the completion of the Transaction. If the Transaction is not completed, then the Existing Advisory and Sub-Advisory Agreements would not be terminated and would each remain in effect.

Approval of First Meeting Proposals 1 and 2 will occur only if a sufficient number of votes at the Meeting are cast FOR that proposal. Abstentions and broker non-votes are not considered “votes cast” and, therefore, do not constitute a vote FOR. Abstentions and broker non-votes effectively result in a vote AGAINST and are disregarded in determining whether either Proposal has received enough votes. Shareholders are entitled to one vote for each Fund share. Fractional shares are entitled to proportional voting rights.

If Shareholders of a Fund approve the New Advisory Agreement and, as applicable, New Sub-Advisory Agreement, the effectiveness of such agreements is contingent upon the completion of the Transaction (and the effectiveness of the New Sub-Advisory Agreement for a Fund is contingent upon the New-Advisory Agreement being approved for that Fund).

Second Meeting Proposal 1 – Election of Three Trustees as Members of the Board of Trustees

Trustees are elected by a plurality of the votes cast by holders of shares of each Trust present in person or represented by proxy at the Second Meeting. A vote of a “plurality” of shares means that a Nominee would only need to receive more “yes” votes than a competing candidate to be elected to the Board. Since each Nominee is running unopposed, each Nominee effectively needs only one vote to be elected if a quorum is present at the Meeting.

APPENDIX LIST

Appendix A Appendix B Appendix C Appendix D Appendix E Appendix F Appendix G Appendix H Appendix I Appendix J Appendix K Appendix L

Shares Outstanding

Advisory and Administrative Fee Rates

Advisory and Administrative Fees and Other Fees Paid

Information Regarding Officers of the Adviser

Sub-Advisory Fee Rates

Sub-Advisory Fees and Other Fees Paid

Information Regarding Officers and Directors of the Sub-Adviser

Information Regarding Certain Officers and Trustees of the Trust

Principal Holders

Share Ownership of Trustees and Officers of the Trust

Form of the New Advisory Agreements

Form of the New Sub-Advisory Agreement

Appendix A

Shares Outstanding

Fund	Total Number of Outstanding Shares as of the Record Date – July 5, 2023
SA U.S. Fixed Income Fund	42,983,418
SA Global Fixed Income Fund	79,115,234
SA U.S. Core Market Fund	23,220,537
SA U.S. Value Fund	27,565,010
SA U.S. Small Company Fund	12,072,324
SA International Value Fund	44,652,974
SA International Small Company Fund	12,737,692
SA Emerging Markets Value Fund	19,878,513
SA Real Estate Securities Fund	11,831,841
SA Worldwide Moderate Growth Fund	2,055,893

A-1

Appendix B

Advisory and Administrative Fee Rates

Fund	Contractual Advisory and Administrative Fee Rate (as a percentage of average daily net assets)[1]	Fund Expense Limitation(2)(3)
SA U.S. Fixed Income Fund	0.15%	0.40%
SA Global Fixed Income Fund	0.25%	0.55%
SA U.S. Core Market Fund	0.40%	0.65%
SA U.S. Value Fund	0.40%	0.75%
SA U.S. Small Company Fund	0.40%	0.90%
SA International Value Fund	0.45%	0.90%
SA International Small Company Fund	0.25%	0.55%
SA Emerging Markets Value Fund	0.45%	1.04%
SA Real Estate Securities Fund	0.35%	0.75%
SA Worldwide Moderate Growth Fund	0.10%[4]

1 Prior to October 26, 2022, the Adviser was entitled to receive from each Fund separate advisory fees and administrative fees computed daily and payable monthly at the annual rates set forth below:

Fund	Advisory Fee	Administrative Fee
SA U.S. Fixed Income Fund	0.15%	0.10%
SA Global Fixed Income Fund	0.25%	0.10%
SA U.S. Core Market Fund	0.40%	0.10%
SA U.S. Value Fund	0.40%	0.10%
SA U.S. Small Company Fund	0.40%	0.10%
SA International Value Fund	0.45%	0.10%
SA International Small Company Fund	0.25%	0.10%
SA Emerging Markets Value Fund	0.45%	0.10%
SA Real Estate Securities Fund	0.35%	0.10%
SA Worldwide Moderate Growth Fund	0.00%*	0.10%

*The advisory fee for the SA Worldwide Moderate Growth Fund has two components. There is no advisory fee on assets invested in the Underlying SA Funds, any other investment companies advised or sub-advised by the Adviser, money market funds or held in cash or cash equivalents. The Fund is subject to an advisory fee of 0.25% on assets invested in any other investments. Prior to October 26, 2022, the Fund did not make investments that would be subject to the advisory fee.

2 The Adviser has contractually agreed pursuant to a Fee Waiver and Expense Reimbursement Letter Agreement to waive the fees payable to it under the Investment Advisory Agreement and/or to reimburse the operating expenses allocated to a Fund to the extent each Fund’s shares’ total annual operating expenses (excluding interest, taxes, brokerage commissions, redemption liquidity service expenses, acquired fund fees and expenses, and extraordinary expenses) exceed, in the aggregate, the rate per annum, to the percentages set forth above for the applicable Fund. These expense limitations will remain in effect until October 28, 2025, at which time it may be continued, modified or eliminated and net expenses will be adjusted as necessary.

3 Effective October 26, 2022, the Fee Waiver and Expense Reimbursement Letter Agreement was amended, in connection with the conversion of the Funds’ former Select Class shares into the former Investor Class shares, to reduce the expense cap for the Investor Class shares of the SA U.S. Fixed Income Fund, the SA Global Fixed Income Fund, the SA U.S. Core Market Fund, the SA U.S. Value Fund, the SA U.S. Small Company Fund, the SA International Value Fund, the SA International Small Company Fund, the SA Emerging Markets Value Fund and the SA Real Estate Securities Fund from 0.65%, 0.75%, 0.90%, 1.00%, 1.10%, 1.15%, 0.75%, 1.24% and 0.95%, respectively. In addition, prior to October 26, 2022, the Adviser contractually agreed to waive the fees payable to it under the Investment Advisory Agreement and/or reimburse the total annual operating expenses allocated to an SA Fund with the effect that (1) the former Select Class shares’ total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) were 0.20% lower than the former Investor Class shares’ total annual operating expenses after fee waiver and/or expense reimbursement; and (2) the former Select Class shares’ total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) would not exceed, in the aggregate, the rate per annum, the rates applicable to the former Investor Class shares’ of the corresponding Fund. Beginning on July 1, 2021, the Adviser voluntarily waived an additional 0.05% of its advisory fees with respect to the former Select Class and Investor Class shares of the SA U.S. Small Company Fund. Prior to that date, the expense limitations for the Investor Class and Select Class shares of the SA U.S. Small Company Fund were 1.15% and 0.95%, respectively. Beginning on March 1, 2021, the Adviser voluntarily waived an additional 0.04% of its advisory fees with respect to the former Select Class and Investor Class shares of the SA Emerging Markets Value Fund. Prior to that date, the expense limitations for the Investor Class and Select Class shares of the SA Emerging Markets Value Fund were 1.33% and 1.13%, respectively. Effective July 1, 2021, the Adviser voluntarily waived an additional 0.05% of its advisory fees for the SA Emerging Markets Value Fund. Prior to that date, the expense limitations for the Investor Class and Select Class shares of the SA Emerging Markets Value Fund were 1.29% and 1.09%, respectively. Effective October 28, 2021, the SA Funds Fee Waiver Agreement was amended to reflect the previously voluntarily waived fees for the SA U.S. Small Company Fund and the SA Emerging Markets Value Fund.

4 This figure reflects a 0.10% administrative fee for administrative services provided by the Adviser to the SA Worldwide Moderate Growth Fund. The Fund is also subject to an advisory fee that has two components. There is no advisory fee on assets invested in the underlying Funds in which the Fund invests, any other investment companies advised or sub-advised by the Adviser, money market funds or held in cash or cash equivalents. The Fund is subject to an advisory fee of 0.25% on assets invested in any other investments. The Fund does not currently intend to make investments that would be subject to an advisory fee.

B-1

Appendix C

Advisory Fees and Other Fees Paid During Fiscal Year Ended June 30, 2023

Fund	Advisory and Administrative Fees paid to Adviser	Shareholder Service Fees paid to the Adviser(1)(2)
SA U.S. Fixed Income Fund	$648,984	$537,056
SA Global Fixed Income Fund	$1,768,731	$876,664
SA U.S. Core Market Fund	$2,416,512	$763,630
SA U.S. Value Fund	$2,102,507	$658,925
SA U.S. Small Company Fund	$1,214,684	$381,258
SA International Value Fund	$2,418,873	$676,846
SA International Small Company Fund	$609,781	$307,782
SA Emerging Markets Value Fund	$830,829	$229,721
SA Real Estate Securities Fund	$459,672	$162,125
SA Worldwide Moderate Growth Fund	$0	$0

1 Under a Shareholder Service Agreement with the Trust, the Adviser acts as a Shareholder Servicing Agent and performs various services for each Fund, which may include, among other things, maintaining a toll-free telephone number for shareholders of each Fund to use to obtain up-to-date account information; making available to shareholders quarterly and other reports with respect to the performance of each Fund; if requested by independent advisers, arranging for the purchase, exchange, redemption, or transfer of Fund shares in conjunction with the shareholder’s custodian of record and/or maintaining a technological platform whereby shareholders can access up-to-date information related to their respective holdings in a Fund; addressing shareholder communications brought to the Adviser’s attention; and providing shareholders with such information regarding the operations and affairs of each Fund, and their investment in its shares, as the shareholders or the Trust may reasonably request. For these services, the Adviser is paid a service fee that is calculated daily and paid monthly at the annual rate of 0.15% of the average daily net assets of each Fund. Prior to October 26, 2022, for these services, the Adviser was paid a service fee that is calculated daily and paid monthly at the annual rate of 0.25% and 0.05% of the average daily net assets of each Fund’s former Investor Class and Select Class shares, respectively. In addition, because the SA Worldwide Moderate Growth Fund is invested in the Funds, no fee is charged to the SA Worldwide Moderate Growth Fund for shareholder servicing.

2 These services will continue to be provided after the New Advisory Agreements are approved.

C-1

Appendix D

Information Regarding Officers of the Adviser

Name and Address*	Principal Occupation(s)
Adam Birenbaum	Chief Executive Officer, Buckingham Wealth Partners, Board Member Buckingham Wealth Partners
Alexander B. Potts	President, Buckingham Strategic Partners, Board Member Buckingham Wealth Partners
Dan Anderson	Chief Financial Officer, Buckingham Wealth Partners, Board Member Buckingham Wealth Partners
Justin Ferri	President, Buckingham Wealth Partners, Board Member Buckingham Wealth Partners
Jeffrey Remming	Chief Transformation Officer, Buckingham Wealth Partners, Board Member Buckingham Wealth Partners
Wendy Hartmann	President Buckingham Strategic Wealth, Board Member Buckingham Wealth Partners
Rob Ziliak	Chief Operating Officer Buckingham Wealth Partners, Board Member Buckingham Wealth Partners
Kevin Grogan	Chief Investment Officer, Buckingham Wealth Partners
Salvatore Papa	General Counsel, Buckingham Wealth Partners, Board Member Buckingham Wealth Partners
Jeffery Yorg	Associate General Counsel & Chief Compliance Officer, Buckingham Strategic Partners

*All addresses c/o Buckingham Strategic Partners, LLC , 8182 Maryland Avenue, Suite 500, St. Louis, Missouri 63105

D-1

Appendix E

Sub-Advisory Fee Rates

Fund	Contractual Sub-Advisory Fee Rate
SA U.S. Fixed Income Fund	0.03%
SA Global Fixed Income Fund	0.03%
SA U.S. Core Market Fund*	0.03%
SA U.S. Value Fund	0.10%
SA U.S. Small Company Fund	0.20%
SA International Value Fund	0.20%
SA Emerging Markets Value Fund	0.36%
SA Real Estate Securities Fund	0.10%

* The Sub-Adviser will not receive any sub-advisory fee for its sub-advisory services to the SA U.S. Core Market Fund with respect to any assets of the SA U.S. Core Market Fund invested in the U.S. Micro Cap Portfolio of the DFA Investment Dimensions Group Inc. For its management services, the Sub-Adviser receives an investment advisory fee from the U.S. Micro Cap Portfolio.

E-1

Appendix F

Sub-Advisory Fees Paid During Fiscal Year Ended June 30, 2023

Fund	Sub-Advisory Fees paid to Sub- Adviser
SA U.S. Fixed Income Fund	$129,797
SA Global Fixed Income Fund	$664,663
SA U.S. Core Market Fund*	$173,882
SA U.S. Value Fund	$525,627
SA U.S. Small Company Fund	$607,342
SA International Value Fund	$1,075,055
SA Emerging Markets Value Fund	$664,663
SA Real Estate Securities Fund	$131,335

F-1

Appendix G

Information Regarding Officers of the Sub-Adviser

Name and Address*	Principal Occupation(s) with the Sub-Adviser
Booth, David G.	Chairman
Butler, David P.	Co-Chief Executive Officer
O’Reilly, Gerard K.	Co-Chief Executive Officer and Chief Investment Officer
Dallmer, Lisa M.	Chief Operating Officer and Executive Vice President
Grzelak, Bernard J.	Chief Financial Officer, Treasurer and Vice President
Notelovitz, Selwyn J.	Chief Compliance Officer and Vice President
Newell, Catherine L.	Executive Vice President, General Counsel and Secretary
Clark, Stephen A.	Executive Vice President
Marcus, Aaron M.	Executive Vice President
Brown, Valerie A.	Assistant Secretary and Vice President
O, Carolyn L.	Assistant Secretary and Vice President

*All addresses c/o Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746

G-1

Appendix H

Information Regarding Certain Officers and Trustees of the Trust

The following officers or Trustees of the Trust are officers, employees, directors or Shareholders of the Adviser:

Name	Position with Trust	Position with Adviser
Jonathan Scheid	President and Chief Executive Officer	Managing Director, Buckingham Wealth Partners
Dan Anderson	Chief Financial and Accounting Officer and Treasurer	Chief Financial Officer, Buckingham Strategic Wealth, LLC and Buckingham Strategic Partners, LLC
Jeffery Yorg	Chief Compliance Officer and Anti-Money Laundering Compliance Officer	Chief Compliance Officer and Associate General Counsel, Buckingham Strategic Partners, LLC
Marcy Tsagarakis	Secretary	Director, Fund Administration, Buckingham Strategic Partners, LLC

H-1

Appendix I

Principal Holders

As of July 5, 2023, the Record Date, the persons shown in the table below were known to the Funds to own, beneficially or of record, more than 5% of the outstanding shares of any Fund. The nature of ownership for each position listed is “of record.”

FUND	NAME AND ADDRESS	PERCENTAGE OF OWNERSHIP
SA U.S. Fixed Income Fund	Pershing LLC (1)	41.21%
	Charles Schwab & Co., Inc. (2)	40.19%
SA Global Fixed Income Fund	Pershing LLC (1)	40.91%
	Charles Schwab & Co., Inc. (2)	39.18%
	TD Ameritrade Inc. (3)	5.18%
SA U.S. Core Market Fund	Charles Schwab & Co., Inc. (2)	39.01%
	Pershing LLC (1)	38.82%
	TD Ameritrade Inc. (3)	6.87%
SA U.S. Value Fund	Pershing LLC (1)	42.27%
	Charles Schwab & Co., Inc. (2)	38.86%
SA U.S. Small Company Fund	Pershing LLC (1)	42.50%
	Charles Schwab & Co., Inc. (2)	40.63%
SA International Value Fund	Pershing LLC (1)	41.84%
	Charles Schwab & Co., Inc. (2)	39.12%
	TD Ameritrade Inc. (3)	5.52%
SA International Small Company Fund	Pershing LLC (1)	43.9%
	Charles Schwab & Co., Inc. (2)	39.56%
SA Emerging Markets Value Fund	Pershing LLC (1)	43.17%
	Charles Schwab & Co., Inc. (2)	37.15%
	TD Ameritrade Inc. (3)	6.24%
SA Real Estate Securities Fund	Pershing LLC (1)	44.09%
	Charles Schwab & Co., Inc. (2)	38.44%
SA Worldwide Moderate Growth Fund	Charles Schwab & Co., Inc. (2)	47.61%
	Pershing LLC (1)	33.19%
	TD Ameritrade Inc. (3)	7.13%

I-1

(1) 1 Pershing Plaza

Jersey City, NJ 07399-2052

(2) Special Custody Account for the Exclusive Benefit of Customers

Attn: Mutual Funds

211 Main St.

San Francisco, CA 94105-1905

(3) For the Exclusive Benefit of Our Clients

PO Box 2226

Omaha, NE 68103-2226

I-2

Appendix J

Share Ownership of Trustees and Officers of the Trust

The following table sets forth, as of the Record Date, the number of shares of the Funds beneficially owned by each of its current Trustees and officers.

Dollar Range of Equity Securities in the Funds

Name of Trustee	SA U.S. Fixed Income Fund	SA Global Fixed Income Fund	SA U.S. Core Market Fund	SA U.S. Value Fund	SA U.S. Small Company Fund
Independent Trustees
Bryan W. Brown	None	$10,001-$50,000	Over $100,000	$50,001-$100,000	$10,001-$50,000
Harold M. Shefrin	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000
Charles M. Roame	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000
Interested Trustee
Jonathan Scheid	N/A	N/A	N/A	N/A	N/A

Name of Trustee	SA International Value Fund	SA International Small Company Fund	SA Emerging Markets Value Fund	SA Real Estate Securities Fund	SA Worldwide Moderate Growth Fund
Independent Trustees
Bryan W. Brown	$50,001-$100,000	$10,001-$50,000	$10,001-$50,000	$10,001-$50,000	None
Harold M. Shefrin	Over $100,000	Over $100,000	Over $100,000	$50,001-$100,000	None
Charles M. Roame	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000
Interested Trustee
Jonathan Scheid	N/A	N/A	N/A	N/A	N/A

J-1

Appendix K

Form of the New Advisory Agreements

SA FUNDS - INVESTMENT TRUST
INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES AGREEMENT

INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES AGREEMENT made as of the [__ day of ___, 2023], by and between SA Funds – Investment Trust, a Delaware statutory trust (the “Trust”), on behalf of each series of the Trust listed on Appendix A hereto, as may be amended from time to time (each a “Fund” and collectively the “Funds”), and Buckingham Strategic Partners, LLC (the “Manager”).

WHEREAS, the Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Manager is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and is engaged in the business of supplying investment advice, investment management and administrative services, as an independent contractor; and

WHEREAS, the Trust desires to retain the Manager to render investment management and administrative services to the Funds pursuant to the terms and provisions of this Agreement, and the Manager is willing to furnish such advice and services;

NOW, THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties hereto, intending to be legally bound hereby, mutually agree as follows:

1.       Appointment of Manager. The Manager is hereby appointed to serve as the investment adviser and administrator to the Funds, to provide investment advisory and administrative services with respect to each Fund for the period and on the terms set forth in this Agreement, subject to the supervision and direction of the Trust’s Board of Trustees. The Manager hereby accepts such appointment.

2.       Retention of Sub-Advisers and Sub-Administrators. Subject to the provisions of the Trust’s Agreement and Declaration of Trust and the 1940 Act, the Manager may: (A) select and contract with: (i) one or more investment advisers (the “Sub-Advisers”) to provide to the Manager investment advice relating to the assets of a Fund and related services and/or (ii) one or more administrators (the “Sub-Administrators”) to provide certain administrative services to assist the Manager in carrying out its responsibilities as administrator to the Trust, as the Manager may from time to time deem appropriate; and/or (B) delegate any or all of its functions hereunder to one or more Sub-Advisers and/or one or more Sub-Administrators, provided that any such contract with a Sub-Adviser shall be in compliance with and approved as required by the 1940 Act or in accordance with exemptive relief granted by the Securities and Exchange Commission under the 1940 Act, and any such contract with a Sub-Administrator shall be approved by the Trust’s Board of Trustees. So long as any Sub-Adviser or Sub-Administrator serves as investment adviser or administrator to any Fund pursuant to a sub-advisory or sub-administration agreement, the responsibilities and obligations of the Manager under this Agreement shall be, subject in any event to the supervision and direction of the Trust’s Board of Trustees, to determine and review with such Sub-Adviser the investment objectives, policies and restrictions and placing of all orders for the purchase and sale of portfolio securities for the Funds, as further described in the sub-advisory agreement, and/or to determine and review with such Sub-Administrator the policies related to the administration of the Funds, as further described in the sub-administration agreement. The retention of a Sub-Adviser or Sub-Administrator shall in no way reduce the responsibilities and obligations of the Manager under this Agreement and the Manager shall be responsible to the Trust for all acts or omissions of the Sub-Adviser or Sub-Administrator in connection with the performance of the Manager’s duties under this Agreement. The Manager may terminate the services of any Sub-Adviser or Sub-Administrator at any time, subject to the approval of the Trust’s Board of Trustees, and shall at such time assume the responsibilities and obligations of such Sub-Adviser or Sub-Administrator unless and until a successor Sub-Adviser or Sub-Administrator is selected.

3.       Duties of Manager.

(a)       Investment Management. The Manager shall act as investment manager to the Funds and shall supervise and direct, or cause the Sub-Adviser to supervise and direct, the investment of the Funds’ assets on behalf of the Funds (and to the extent the prospectus permits or directs investment in another open-end investment company advised by the Sub-Adviser, monitor such investment) in accordance with applicable law, the Trust’s governing documents, the investment objectives, investment program, policies and restrictions of the Funds as provided in the then-current prospectus and the then-current Statement of Additional Information contained in the Trust’s Registration Statement under the 1940 Act and the Securities Act of 1933, as amended (the “1933 Act”), and such other limitations as the Trustees may impose from time to time in writing to the Manager. The Manager shall cause the Sub-Adviser to formulate a continuing program for the management of each Fund’s assets, and the Manager shall supervise such investment programs formulated by the Sub-Adviser and monitor the Sub-Adviser’s implementation of such investment programs. Without limiting the generality of the foregoing, the Manager shall: (i) furnish, or cause or permit the Sub-Adviser to furnish, the Funds with advice and recommendations with respect to the investment of each Fund’s assets and the purchase and sale of portfolio securities for the Funds, including the taking of such other steps as may be necessary to implement such advice and recommendations; (ii) furnish the Funds with reports, statements and other data on securities, economic conditions and other pertinent subjects which the Trust’s Board of Trustees may reasonably request; (iii) manage the investments of the Funds, subject to the ultimate supervision and direction of the Trust’s Board of Trustees; (iv) render to the Trust’s Board of Trustees such periodic and special reports with respect to each Fund’s investment activities as the Board may reasonably request; and (v) provide asset allocation and portfolio rebalancing services to investors and advisors utilizing the Manager’s structured investing programs.

(b)       Brokerage. The Manager shall place orders, or cause or permit the Sub-Adviser to place orders, for the purchase and sale of securities either directly with the issuer or with a broker or dealer selected by the Manager or the Sub-Adviser. In placing each Fund’s securities trades, it is recognized that the Manager or Sub-Adviser will give primary consideration to securing the most favorable price and efficient execution, so that each Fund’s total cost or proceeds in each transaction will be the most favorable under all the circumstances. Within the framework of this policy, the Manager or Sub-Adviser may consider the financial responsibility, research and investment information, and other services provided by brokers or dealers who may effect or be a party to any such transaction or other transactions to which other clients of the Manager or Sub-Adviser may be a party.

It is understood that it is desirable for the Funds that the Manager and the Sub-Adviser have access to investment and market research and securities and economic analyses provided by brokers and others. It is also understood that brokers providing such services may execute brokerage transactions at a higher cost to the Funds than might result from the allocation of brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, the purchase and sale of securities for the Funds may be made with brokers who provide such research and analysis, subject to review by the Trust’s Board of Trustees from time to time with respect to the extent and continuation of this practice to determine whether each Fund benefits, directly or indirectly, from such practice. The Manager or the Sub-Adviser may select broker-dealers for the execution of the Funds’ portfolio transactions who provide research and analysis as the Manager or Sub-Adviser may lawfully and appropriately use in its investment management and advisory capacities, whether or not such research and analysis may also be useful to the Manager or Sub-Adviser in connection with their services to other clients.

On occasions when the Manager or Sub-Adviser deems the purchase or sale of a security to be in the best interests of one or more of the Funds as well as of other clients, the Manager or Sub-Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and the most efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Manager or Sub-Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Funds and to such other clients.

(c)       Administrative Services. The Manager shall oversee the administration of all aspects of the Trust’s business and affairs and shall provide certain services required for effective administration of the Trust. The Manager shall furnish, without cost to the Trust, services of persons to perform the executive, administrative, compliance and clerical functions of the Trust that are not performed by or through other persons or agents engaged by the Trust (including, e.g., the transfer and dividend disbursing agent or the depository agent or custodian or accounting agent).

The Manager shall provide suitable office space and furnishing (which may be in the offices of the Manager), small office equipment and utilities, supplies and postage as are necessary for the performance of its duties to the Trust under this Agreement.

The Manager shall assist the Trust in selecting, coordinating the activities of, supervising and acting as liaison with any other persons and agents engaged by the Trust, including the Trust’s depository agent or custodian, accounting agent, transfer agent, dividend disbursing agent, subadministrator, independent accountants and legal counsel.

The Manager will ensure that all financial, accounting, corporate and other records required to be maintained and preserved by the Trust or on its behalf will be maintained in accordance with applicable laws and regulations.

The Manager shall provide persons satisfactory to the Trust’s Board of Trustees to act as officers and employees of the Trust and the Funds (such officers and employees, as well as certain trustees, may be trustees, directors, officers, partners, or employees of the Manager or its affiliates).

The Manager shall furnish to or place at the disposal of the Trust such information, reports, evaluations, analyses and opinions relating to its administrative functions as the Trust may, at any time or from time to time, reasonably request or as the Manager may deem helpful to the Trust.

The Manager shall assist in the development and preparation of all reports and communications by the Trust to the Funds’ shareholders and all reports and filings necessary to maintain the registrations and qualifications of the Trust’s shares under federal and state law. The Manager will also prepare or assist in the preparation of all required tax returns, proxy statements and reports or filings with any governmental agency.

The Manager shall respond to all inquiries from shareholders or otherwise answer communications from shareholders. If any such inquiry or communication would be more properly answered by one of the agents listed above, the Manager will oversee their response.

4.       Best Judgment and Efforts. The Manager shall use its best judgment and efforts in rendering the advice and services to the Trust as contemplated by this Agreement.

5.       Independent Contractor. The Manager shall, for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized to do so, have no authority to act for or represent the Trust or the Funds in any way, or in any way be deemed an agent for the Trust or for the Funds. It is expressly understood and agreed that the services to be rendered by the Manager to the Funds under the provisions of this Agreement are not to be deemed exclusive, and the Manager shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

6.       Manager’s Personnel. The Manager shall, at its own expense (except as otherwise provided in this Agreement), maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Manager shall be deemed to include persons employed or retained by the Manager to furnish statistical information, research, and other factual information, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Manager or the Trust’s Board of Trustees may desire and reasonably request.

7.       Reports by Trust to Manager. The Trust shall from time to time furnish or otherwise make available to the Manager detailed statements of the investments and assets, prospectuses, Statements of Additional Information, financial reports, proxy statements, legal and other information relating to the business and affairs of the Trust, with respect to each Fund, as may be in its possession or available to it, together with such other information as the Manager may reasonably request.

8.       Ownership and Confidentiality of Records. All records required to be maintained and preserved by the Trust pursuant to the provisions of rules or regulations of the Securities and Exchange Commission under Section 31(a) of the 1940 Act and maintained and preserved by the Manager on behalf of the Trust are the property of the Trust and shall be surrendered by the Manager promptly on request by the Trust. The Manager (and its affiliates) shall not disclose or use any records or information obtained pursuant to this Agreement in any manner whatsoever except as expressly authorized by this Agreement or by the Trust’s Board of Trustees, or as required by applicable law. The Manager (and its affiliates) shall keep confidential any information obtained in connection with its duties hereunder and shall disclose such information only if the Trust has authorized such disclosure or if such disclosure is expressly required by applicable law or federal or state regulatory authorities.

9.       Allocation of Expenses.

(a)       Expenses Paid by the Manager.

(1)       Salaries and Fees of Trustees and Officers. As between the Trust and the Manager, the Manager shall pay all salaries, expenses, and fees, if any, of the Trustees, officers, and employees of the Trust who are directors, officers, or employees of the Manager.

(2)       Waiver or Assumption and Reimbursement of Trust Expenses by the Manager. The waiver or assumption and reimbursement by the Manager of any expense of the Trust that the Manager is not required by this Agreement to waive, or assume or reimburse, shall not obligate the Manager to waive, or assume or reimburse, the same or any similar expense of the Trust on any subsequent occasion, unless so required pursuant to a separate agreement between the Trust and the Manager.

(b)       Expenses Paid by the Trust. The Trust shall bear all expenses of its organization, operation, and business not specifically waived, assumed, or agreed to be paid by the Manager as provided in this Agreement or any other agreement between the Trust and the Manager. In particular, the expenses that the Trust shall bear include, but are not limited to:

(1)       Custody and Accounting Services. All fees and expenses of depositories, custodians, accounting service agents and other agents for the transfer, receipt, safekeeping, servicing of and accounting for the Funds’ cash, securities, and other property.

(2)       Distribution Expenses. Distribution expenses of the Funds paid pursuant to any plan of distribution that may be adopted in accordance with the provisions of Rule 12b-1 under the 1940 Act.

(3)       Shareholder Service Expenses. Shareholder service expenses of the Funds paid pursuant to the Shareholder Service Agreement between the Trust and the Manager and any similar agreement that the Trust may adopt.

(4)       Transfer Agency and Dividend Disbursement. All costs of establishing, maintaining and servicing accounts of shareholders of the Funds, all fees and expenses of the Trust’s transfer agent, sub-administrator, dividend disbursing agent and any other agents engaged by the Trust to service such accounts.

(5)       Shareholder Reports and Other Communications. All costs of preparing, setting in type, printing and distributing reports and other communications to shareholders of the Funds.

(6)       Prospectuses. All costs of preparing, setting in type, printing and mailing to shareholders of the Funds annual or more frequent revisions of the Trust’s prospectuses and Statements of Additional Information and any supplements thereto.

(7)       Shareholder Meetings. All costs incidental to holding meetings of shareholders of the Funds, including the printing of notices and proxy materials, and proxy solicitations therefor.

(8)       Pricing and Portfolio Valuation. All costs of daily valuation of the individual portfolio securities of the Funds and daily computation of the net asset value per share of the Funds, including the cost of any equipment obtained by the Trust, the Manager, or agents of the Trust, or a proportionate share of the cost of any equipment currently owned by the Manager, that will be used to price the Funds’ shares or value the Funds’ assets or the cost of the services of any agents engaged by the Trust for the purpose of pricing Fund shares or valuing the assets of the Funds.

(9)       Communications. All charges for equipment or services used for communications with respect to the Funds between the Manager or the Trust and the depository agent or custodian, accounting pricing agent, transfer agent, dividend disbursing agent, sub-administrator or any other agent engaged by the Trust to provide services to the Funds.

(10)       Legal and Accounting Fees. All charges for services and expenses of the Trust’s legal counsel, legal counsel to the independent Trustees, and independent accountants.

(11)       Trustees’ Fees and Expenses. All compensation of Trustees (other than those Trustees affiliated with the Manager or the Sub-Adviser), all expenses incurred in connection with their services as Trustees, and all expenses of meetings of the Trust’s Board of Trustees and of committees of the Trust’s Board of Trustees.

(12)       Federal Registration Fees. All fees and expenses of maintaining the registration of the Trust under the 1940 Act and maintaining the registration of the Fund’s shares or registering additional shares of the Fund under the 1933 Act, including all fees and expenses incurred in connection with the preparation, setting in type, printing and filing of any post-effective amendments or supplements to the Registration Statement, prospectuses and Statements of Additional Information for the Trust under the 1933 Act or the 1940 Act that may be prepared from time to time.

(13)       Blue Sky Fees. All fees and expenses (i) of filing documentation to permit the offer and sale of shares of the Trust or the Funds, as appropriate, under the securities laws of various states and jurisdictions and (ii) of maintaining the registration and qualification of the Trust or the Funds, as appropriate, under all other laws applicable to the Trust or the Funds, as appropriate, or its business activities.

(14)       Issue, Redemption and Transfer of the Funds’ Shares. All expenses incurred in connection with the issue, redemption and transfer of the Funds’ shares, including the expenses of confirming all share transactions and of transmitting share certificates, if any are issued, for the Funds.

(15)       Bonding and Insurance. All expenses of bond, liability and other insurance coverage required by law or regulation or deemed advisable by the Trust’s Board of Trustees, including, without limitation, such bond, liability and other insurance expense that may from time to time be allocated to the Trust in a manner approved by the Trust’s Board of Trustees.

(16)       Brokerage Commissions. All brokers’ commissions and other charges incident to the purchase, sale, or lending of the Funds’ portfolio securities.

(17)       Taxes. All taxes or governmental fees payable to federal, state, or other governmental agencies, domestic or foreign, including issue, stamp, or transfer taxes.

(18)       Trade Association Fees. All fees, dues, costs of attendance at meetings and conferences and other expenses incurred in connection with the Trust’s membership in any trade association or other investment organization.

(19)       Performance Information. Industry performance reporting services fees reasonably necessary for the Trust’s Board of Trustees to keep current regarding industry and regulatory requirements.

(20)       Acquired Fund Fees and Expenses. All fees and expenses associated with investments by the Funds in any investment company or other pooled investment vehicle.

(21)       Nonrecurring and Extraordinary Expenses. Such nonrecurring and extraordinary expenses as may arise, including the costs of actions, suits, or proceedings to which the Trust is a party and the expenses the Trust may incur as a result of its legal obligation to provide indemnification to its Trustees, officers, employees and agents.

10.    Fees.

(a)       Each Fund shall pay to the Manager, and the Manager agrees to accept, as full compensation for all investment advisory and administrative services furnished or provided to such Fund pursuant to this Agreement, the fees as set forth in the Fee Schedule attached hereto as Appendix B, as may be amended in writing from time to time by the Trust and the Manager. In addition to the fees for investment advisory and administrative services, each Fund shall pay to the Manager, and the Manager shall in turn pay to the Sub-Adviser, the sub-advisory fees as set forth in the Fee Schedule attached hereto as Appendix B, as may be amended in writing from time to time by the Trust and the Manager.

(b)       The fees shall be accrued daily by each Fund and paid to the Manager monthly on the first business day of the next calendar month.

(c)       If this Agreement becomes effective or terminates prior to the end of any month, the fee to the Manager for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs. In the case of termination, such fee shall be payable within ten (10) days after the date of termination.

(d)       The Manager may reduce any portion of the compensation due to it pursuant to this Agreement and may agree to make payments to limit the expenses which are the responsibility of one or more Funds under this Agreement. Any such reduction or payment shall be applicable only to such specific reduction or payment and shall not constitute an agreement to reduce any future compensation due to the Manager hereunder or to continue future payments. Any such reduction will be agreed to in writing prior to accrual of the related expense or fee and will be estimated daily and reconciled and paid on a monthly basis. To the extent such an expense limitation has been agreed to in writing by the Manager and such limit has been disclosed to shareholders of a Fund in a prospectus, the Manager may not change the limitation without first disclosing the change in an updated prospectus.

(e)       The Manager may agree in writing not to require payment of any portion of the compensation otherwise due to it pursuant to this Agreement prior to the time such compensation has accrued as a liability of the Fund. Any such agreement shall be applicable only with respect to the specific items covered thereby and shall not constitute an agreement not to require payment of any future compensation due to the Manager hereunder.

11.    Fund Share Activities of Managers, Directors, Officers and Employees. The Manager agrees that neither it nor any of its directors, officers or employees shall take any short position in the shares of the Funds. This prohibition shall not prevent the purchase of such shares by any of the officers and directors or bona fide employees of the Manager or any trust, pension, profit-sharing or other benefit plan for such persons or affiliates thereof, at a price not less than the net asset value thereof at the time of purchase, as allowed pursuant to rules promulgated under the 1940 Act.

12.    Conflicts with Trust’s Governing Documents and Applicable Laws. Nothing herein contained shall be deemed to require the Trust or the Funds to take any action contrary to the Trust’s Agreement and Declaration of Trust, By-Laws, or any applicable statute or regulation, or to relieve or deprive the Trust’s Board of Trustees of its responsibility for and control of the conduct of the affairs of the Trust and Funds.

13.    Manager’s Liabilities.

(a)       Neither the Manager nor any of its directors, officers, employees or agents performing services for the Trust, with respect to the Funds, at the direction or request of the Manager in connection with the Manager’s discharge of its obligations undertaken or reasonably assumed with respect to this Agreement, shall be liable for any act or omission in the course of or in connection with the Manager’s services hereunder, including any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which this Agreement relates; provided, that nothing herein contained shall be construed to protect the Manager or any such persons against any liability to the Trust or its shareholders to which the Manager or such persons would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties under this Agreement in the performance of its or their duties on behalf of the Trust or for failure by the Manager or any such persons to exercise due care in rendering other services to the Trust.

(b)       The Funds shall indemnify and hold harmless the Manager and its shareholders, directors, officers and employees (any such person, an “Indemnified Party”) against any loss, liability, claim, damage or expense (including the reasonable cost of investigating and defending any alleged loss, liability, claim, damage or expenses and reasonable legal fees incurred in connection therewith) arising out of the Indemnified Party’s performance or non-performance of any duties under this Agreement provided, however, that nothing herein shall be deemed to protect any Indemnified Party against any liability to which such Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith or negligence in the performance of duties under this Agreement, or by reason of reckless disregard of the obligations and duties under this Agreement.

(c)       No provision of this Agreement shall be construed to protect the Manager, any director or officer of the Manager, or any Trustee or officer of the Trust, from liability in violation of Sections 17(h) and (i) of the 1940 Act.

14.    Non-Exclusivity. The Trust’s employment of the Manager is not an exclusive arrangement, and the Trust may from time to time employ other individuals or entities to furnish it with the services provided for herein.

15.    Term. This Agreement shall become effective as to each Fund as of the date set forth opposite the Fund’s name on Appendix A hereto, provided that this Agreement has been approved by (i) the vote of a majority of the Trustees of the Trust who are not parties to this Agreement nor “interested persons” of the Manager or the Trust, cast in person at a meeting called for the purpose of voting on such approval, and (ii) the vote of a majority of the outstanding voting securities of the Fund. This Agreement shall remain in effect with respect to a Fund for a period of two years from its effective date, unless sooner terminated as hereinafter provided. This Agreement shall continue in effect with respect to a Fund thereafter for additional periods not exceeding one year so long as such continuation is specifically approved at least annually by (a) the vote of a majority of the Trustees of the Trust who are not parties to this Agreement nor “interested persons” of the Manager or the Trust, cast in person at a meeting called for the purpose of voting on such approval, and (b) either (i) the Trust’s Board of Trustees or (ii) the vote of a majority of the outstanding voting securities of the Fund. Any approval of this Agreement by a majority of the outstanding voting securities of a particular Fund shall be effective to continue this Agreement with respect to that Fund, notwithstanding (i) that a comparable agreement has not been approved by the vote of a majority of the outstanding voting securities of any other Fund, or (ii) that this Agreement has not been approved by the vote of a majority of the outstanding voting securities of the Trust, unless such approval shall be required by any other applicable law or otherwise. The Manager shall furnish to the Trust, promptly upon its request, such information as may be reasonably necessary to evaluate the terms of this Agreement or any extension, renewal or amendment thereof.

16.    Amendment of Agreement. Except to the extent permitted by the 1940 Act or the rules or regulations thereunder or pursuant to any exemptive or other relief granted by the Securities and Exchange Commission or its staff, this Agreement may be amended by the parties only if such amendment is specifically approved by (i) the vote of a majority of the Trustees of the Trust who are not parties to this Agreement nor “interested persons” of the Manager or the Trust, cast in person at a meeting called for the purpose of voting on such approval, and (ii) the vote of a majority of the outstanding voting securities of the Fund or Funds affected by the amendment.

17.    Termination. This Agreement may be terminated at any time, without the payment of any penalty, by the Trust’s Board of Trustees, by the vote of a majority of the outstanding voting securities of the Trust or, with respect to any one or more of the Funds, by the vote of a majority of the outstanding voting securities of such Fund or Funds, upon sixty (60) days’ prior written notice to the Manager, or by the Manager upon sixty (60) days’ prior written notice to the Trust. In the event this Agreement is terminated with respect to any Fund(s), this Agreement shall remain in full force and effect with respect to all other Funds listed on Appendix A hereto, as the same may be amended.

18.    Termination by Assignment. This Agreement shall terminate automatically in the event of any transfer or assignment thereof.

19.    Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby.

20.    Definitions. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court by rules, regulations, or orders of the Securities and Exchange Commission validly issued pursuant to the 1940 Act. Specifically, the terms “vote of a majority of the outstanding voting securities,” “interested person,” “assignment” and “affiliated person” shall have the meanings assigned to them by Section 2(a) of the 1940 Act. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is relaxed by a rule, regulation, or order of the Securities and Exchange Commission, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation, or order.

21.    Notice of Declaration of Trust. The Manager agrees that the Trust’s obligations under this Agreement shall be limited to the Funds and to their assets, and that the Manager shall not seek satisfaction of any such obligation from the shareholders of the Funds nor from any trustee, officer, employee or agent of the Trust or the Funds.

22.    Captions. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

23.    Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of California without giving effect to the conflict of laws principles thereof; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the 1940 Act and the Investment Advisors Act of 1940 and any rules and regulations promulgated thereunder.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers, all on the day and year first above written.

SA FUNDS - INVESTMENT TRUST		BUCKINGHAM STRATEGIC PARTNERS, LLC

By:	/s/	By:	/s/
Name:		Name:
Title:		Title:

Appendix A

Fund Schedule

Fund	Effective Date
SA Global Fixed Income Fund	[_____ __, 2023]

SA U.S. Core Market Fund	[_____ __, 2023]

SA U.S. Value Fund	[_____ __, 2023]

SA U.S. Small Company Fund	[_____ __, 2023]

SA International Value Fund	[_____ __, 2023]

SA International Small Company Fund	[_____ __, 2023]

SA U.S. Fixed Income Fund	[_____ __, 2023]

SA Emerging Markets Value Fund	[_____ __, 2023]

SA Real Estate Securities Fund	[_____ __, 2023]

Appendix B

Fee Schedule

Fund	Advisory and Admin Fee as a percentage of average daily net assets	Shareholder Service Fee as a percentage of average daily net assets	Sub-Advisory Fee as a percentage of average daily net assets

SA Global Fixed Income Fund	0.25%	0.15%	0.03%

SA U.S. Core Market Fund	0.40%	0.15%	0.03%

SA U.S. Value Fund	0.40%	0.15%	0.10%

SA U.S. Small Company Fund	0.40%	0.15%	0.20%

SA International Value Fund	0.45%	0.15%	0.20%

SA International Small Company Fund	0.25%	0.15%	0.00%

SA U.S. Fixed Income Fund	0.15%	0.15%	0.03%

SA Emerging Markets Value Fund	0.45%	0.15%	0.36%

SA Real Estate Securities Fund	0.35%	0.15%	0.10%

SA FUNDS - INVESTMENT TRUST
INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES AGREEMENT

INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES AGREEMENT made as of [___ __, 2023] by and between SA Funds – Investment Trust, a Delaware statutory trust (the “Trust”), on behalf of each series of the Trust listed on Appendix A hereto, as may be amended from time to time (each a “Fund” and collectively the “Funds”), and Buckingham Strategic Partners, LLC (the “Manager”).

WHEREAS, the Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Manager is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and is engaged in the business of supplying investment advice, investment management and administrative services, as an independent contractor; and

WHEREAS, the Trust desires to retain the Manager to render investment management and administrative services to the Funds pursuant to the terms and provisions of this Agreement, and the Manager is willing to furnish such advice and services;

NOW, THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties hereto, intending to be legally bound hereby, mutually agree as follows:

1.       Appointment of Manager. The Manager is hereby appointed to serve as the investment adviser and administrator to the Funds, to provide investment advisory and administrative services with respect to each Fund for the period and on the terms set forth in this Agreement, subject to the supervision and direction of the Trust’s Board of Trustees. The Manager hereby accepts such appointment.

2.       Retention of Sub-Administrators. Subject to the provisions of the Trust’s Agreement and Declaration of Trust and the 1940 Act, the Manager may: (i) select and contract with one or more administrators (the “Sub-Administrators”) to provide certain administrative services to assist the Manager in carrying out its responsibilities as administrator to the Trust, as the Manager may from time to time deem appropriate; and/or (ii) delegate any or all of its functions hereunder to one or more Sub-Administrators, provided that any such contract with a Sub-Administrator shall be approved by the Trust’s Board of Trustees. So long as any Sub-Administrator serves as sub-administrator to any Fund pursuant to a sub-administration agreement, the responsibilities and obligations of the Manager under this Agreement shall include, subject in any event to the supervision and direction of the Trust’s Board of Trustees, to determine and review with such Sub-Administrator the policies related to the administration of the Funds, as further described in the sub-administration agreement, and oversee the performance by the Sub-Administrator of the delegated duties. The retention of a Sub-Administrator shall in no way reduce the responsibilities and obligations of the Manager under this Agreement and the Manager shall be responsible to the Trust for all acts or omissions of the Sub-Administrator in connection with the performance of the Manager’s duties under this Agreement. The Manager may terminate the services of any Sub-Administrator at any time, subject to the approval of the Trust’s Board of Trustees, and shall at such time assume the responsibilities and obligations of such Sub-Administrator unless and until a successor Sub-Administrator is selected.

3.       Duties of Manager.

(a)       Investment Management. The Manager shall act as investment manager to the Funds and shall supervise and direct the investment of the Funds’ assets on behalf of the Funds in accordance with applicable law, the Trust’s governing documents, the investment objectives, investment program, policies and restrictions of the Funds as provided in the then-current prospectus and the then-current Statement of Additional Information contained in the Trust’s Registration Statement under the 1940 Act and the Securities Act of 1933, as amended (the “1933 Act”), and such other limitations as the Trust’s Board of Trustees may impose from time to time in writing to the Manager. The Manager shall formulate and implement a continuing program for the management of each Fund’s assets. Without limiting the generality of the foregoing, the Manager shall: (i) furnish the Funds with advice and recommendations with respect to the investment of each Fund’s assets and the purchase and sale of portfolio securities for the Funds, including the taking of such other steps as may be necessary to implement such advice and recommendations; (ii) furnish the Funds with reports, statements and other data on securities, economic conditions and other pertinent subjects which the Trust’s Board of Trustees may reasonably request; (iii) manage the investments of the Funds, subject to the ultimate supervision and direction of the Trust’s Board of Trustees; (iv) render to the Trust’s Board of Trustees such periodic and special reports with respect to each Fund’s investment activities as the Board may reasonably request; and (v) vote all proxies received in connection with securities held by the Funds; and (vi) provide asset allocation and portfolio rebalancing services to investors and advisors utilizing the Manager’s structured investing programs.

(b)       Brokerage. The Manager shall place orders for the purchase and sale of securities either directly with the issuer or with a broker or dealer selected by the Manager. In placing each Fund’s securities trades, it is recognized that the Manager will give primary consideration to securing the most favorable price and efficient execution, so that the Fund(s) total cost or proceeds in each transaction will be the most favorable under all the circumstances. Within this framework of this policy, the Manager may consider the financial responsibility, research, and investment information, and other services provided by brokers or dealers who may effect or be a party to any such transaction or other transactions to which other clients of the Manager may be a party.

It is understood that it is desirable for the Funds that the Manager have access to investment and market research and securities and economic analyses provided by brokers and others. It is also understood that brokers providing such services may execute brokerage transactions at a higher cost to the Funds than might result from the allocation of brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, the purchase and sale of securities for the Funds may be made with brokers who provide such research and analysis, subject to review by the Trust’s Board of Trustees from time to time with respect to the extent and continuation of this practice to determine whether each Fund benefits, directly or indirectly, from such practice. The Manager may select broker-dealers for the execution of the Funds’ portfolio transactions who provide research and analysis as the Manager may lawfully and appropriately use in its investment management and advisory capacities, whether or not such research and analysis may also be useful to the Manager in connection with their services to other clients.

On occasions when the Manager deems the purchase or sale of a security to be in the best interests of one or more of the Funds as well as of other clients, the Manager, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and the most efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Manager in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Funds and to such other clients.

(c)       Administrative Services. The Manager shall oversee the administration of all aspects of the Trust’s business and affairs and shall provide certain services required for effective administration of the Trust. The Manager shall furnish, without cost to the Trust, services of persons to perform the executive, administrative, compliance and clerical functions of the Trust that are not performed by or through other persons or agents engaged by the Trust (including such agents as the transfer and dividend disbursing agent, depository agent or custodian, or accounting agent).

The Manager shall provide suitable office space and furnishing (which may be in the offices of the Manager), small office equipment and utilities, supplies and postage as are necessary for the performance of its duties to the Trust under this Agreement.

The Manager shall assist the Trust in selecting, coordinating the activities of, supervising and acting as liaison with any other persons and agents engaged by the Trust, including the Trust’s depository agent or custodian, accounting agent, transfer agent, dividend disbursing agent, sub-administrator, independent accountants and legal counsel.

The Manager will ensure that all financial, accounting, corporate and other records required to be maintained and preserved by the Trust or on its behalf in accordance with applicable laws and regulations.

The Manager shall provide persons satisfactory to the Trust’s Board of Trustees to act as officers and employees of the Trust and the Funds (such officers and employees, as well as certain trustees, may be trustees, directors, officers, partners, employees of the Manager or its affiliates).

The Manager shall furnish to or place at the disposal of the Trust such information, reports, evaluations, analyses and opinions relating to its administrative functions as the Trust may, at any time or from time to time, reasonably request or as the Manager may deem helpful to the Trust.

The Manager shall assist in the development and preparation of all reports and communications by the Trust to the Funds’ shareholders and all reports and filings necessary to maintain the registrations and qualifications of the Trust’s shares under federal and state law. The Manager will also prepare or assist in the preparation of all required tax returns, proxy statements and reports or filings with any governmental agency.

The Manager shall respond to all inquiries from shareholders or otherwise answer communications from shareholders. If any such inquiry or communication would be more properly answered by one of the agents listed above, the Manager will oversee their response.

4.       Best Judgment and Efforts. The Manager shall use its best judgment and efforts in rendering the advice and services to the Trust as contemplated by this Agreement.

5.       Independent Contractor. The Manager shall, for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized to do so, have no authority to act for or represent the Trust or the Funds in any way, or in any way be deemed an agent for the Trust or for the Funds. It is expressly understood and agreed that the services to be rendered by the Manager and the Funds under the provisions of this Agreement are not to be deemed exclusive, and the Manager shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

6.       Manager’s Personnel. The Manager shall, at its own expense (except as otherwise provided in this Agreement), maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Manager shall be deemed to include persons employed or retained by the Manager to furnish statistical information, research, and other factual information, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Manager or the Trust’s Board of Trustees may desire and reasonably request.

7.       Reports by Trust to Manager. The Trust shall from time to time furnish or otherwise make available to the Manager detailed statements of the investments and assets, prospectuses, Statements of Additional Information, financial reports, proxy statements, legal and other information relating to the business and affairs of the Trust, with respect to each Fund, as may be in its possession or available to it, together with such other information as the Manager may reasonably request.

8.       Ownership and Confidentiality of Records. All records required to be maintained and preserved by the Trust pursuant to the provisions of rules or regulations of the Securities and Exchange Commission under Section 31(a) of the 1940 Act and maintained and preserved by the Manager on behalf of the Trust are the property of the Trust and shall be surrendered by the Manager promptly on request by the Trust. The Manager (and its affiliates) shall not disclose or use any records or information obtained pursuant to this Agreement in any manner whatsoever except as expressly authorized by this Agreement or by the Trust’s Board of Trustees, or as required by applicable law. The Manager (and its affiliates) shall keep confidential any information obtained in connection with its duties hereunder and shall disclose such information only if the Trust has authorized such disclosure or if such disclosure is expressly required by applicable law or federal or state regulatory authorities.

9.       Allocation of Expenses.

(a)       Expenses Paid by the Manager.

(1)       Salaries and Fees of Trustees and Officers. As between the Trust and the Manager, the Manager shall pay all salaries, expenses, and fees, if any, of the Trustees, officers, and employees of the Trust who are directors, officers, or employees of the Manager.

(2)       Waiver or Assumption and Reimbursement of Trust Expenses by the Manager. The waiver or assumption and reimbursement by the Manager of any expense of the Trust that the Manager is not required by this Agreement to waive, or assume or reimburse, shall not obligate the Manager to waive, or assume or reimburse, the same or any similar expense of the Trust on any subsequent occasion, unless so required pursuant to a separate agreement between the Trust and the Manager.

(b)       Expenses Paid by the Trust. The Trust shall bear all expenses of its organization, operation, and business not specifically waived, assumed, or agreed to be paid by the Manager as provided in this Agreement or any other agreement between the Trust and the Manager. In particular, the expenses that the Trust shall bear include, but are not limited to:

(1)       Custody and Accounting Services. All fees and expenses of depositories, custodians, accounting service agents and other agents for the transfer, receipt, safekeeping, servicing of and accounting for the Funds’ cash, securities, and other property.

(2)       Distribution Expenses. Distribution expenses of the Funds paid pursuant to any plan of distribution that may be adopted in accordance with the provisions of Rule 12b-1 under the 1940 Act.

(3)       Shareholder Service Expenses. Shareholder service expenses of the Funds paid pursuant to the Shareholder Service Agreement between the Trust and the Manager and any similar agreement that the Trust may adopt.

(4)       Transfer Agency and Dividend Disbursement. All costs of establishing, maintaining and servicing accounts of shareholders of the Funds, all fees and expenses of the Trust’s transfer agent, sub-administrator, dividend disbursing agent and any other agents engaged by the Trust to service such accounts.

(5)       Shareholder Reports and Other Communications. All costs of preparing, setting in type, printing and distributing reports and other communications to shareholders of the Funds.

(6)       Prospectuses. All costs of preparing, setting in type, printing and mailing to shareholders of the Funds annual or more frequent revisions of the Trust’s prospectuses and Statements of Additional Information and any supplements thereto.

(7)       Shareholder Meetings. All costs incidental to holding meetings of shareholders of the Funds, including the printing of notices and proxy materials, and proxy solicitations therefor.

(8)       Pricing and Portfolio Valuation. All costs of daily valuation of the individual portfolio securities of the Funds and daily computation of the net asset value per share of the Funds, including the cost of any equipment obtained by the Trust, the Manager, or agents of the Trust, or a proportionate share of the cost of any equipment currently owned by the Manager, that will be used to price the Funds’ shares or value the Funds’ assets or the cost of the services of any agents engaged by the Trust for the purpose of pricing Fund shares or valuing the assets of the Funds.

(9)       Communications. All charges for equipment or services used for communications with respect to the Funds between the Manager or the Trust and the depository agent or custodian, accounting or pricing agent, transfer agent, dividend disbursing agent, sub-administrator or any other agent engaged by the Trust to provide services to the Funds.

(10)       Legal and Accounting Fees. All charges for services and expenses of the Trust’s legal counsel, legal counsel to the independent Trustees, and independent accountants.

(11)       Trustees’ Fees and Expenses. All compensation of Trustees (other than those Trustees affiliated with the Manager), all expenses incurred in connection with their services as Trustees, and all expenses of meetings of the Trust’s Board of Trustees and of committees of the Trust’s Board of Trustees.

(12)       Federal Registration Fees. All fees and expenses of maintaining the registration of the Trust under the 1940 Act and maintaining the registration of the Fund’s shares or registering additional shares of the Fund under the 1933 Act, including all fees and expenses incurred in connection with the preparation, setting in type, printing and filing of any post-effective amendments or supplements to the Registration Statement, prospectuses and Statements of Additional Information for the Trust under the 1933 Act or the 1940 Act that may be prepared from time to time.

(13)       Blue Sky Fees. All fees and expenses (i) of filing documentation to permit the offer and sale of shares of the Trust or the Funds, as appropriate, under the securities laws of various states and jurisdictions and (ii) of maintaining the registration and qualification of the Trust or the Funds, as appropriate, under all other laws applicable to the Trust or the Funds, as appropriate, or its business activities.

(14)       Issue, Redemption and Transfer of the Funds’ Shares. All expenses incurred in connection with the issue, redemption and transfer of the Funds’ shares, including the expenses of confirming all share transactions and of transmitting share certificates, if any are issued, for the Funds.

(15)       Bonding and Insurance. All expenses of bond, liability and other insurance coverage required by law or regulation or deemed advisable by the Trust’s Board of Trustees, including, without limitation, such bond, liability and other insurance expense that may from time to time be allocated to the Trust in a manner approved by the Trust’s Board of Trustees.

(16)       Brokerage Commissions. All brokers’ commissions and other charges incident to the purchase, sale, or lending of the Funds’ portfolio securities.

(17)       Taxes. All taxes or governmental fees payable to federal, state, or other governmental agencies, domestic or foreign, including issue, stamp, or transfer taxes.

(18)       Trade Association Fees. All fees, dues, costs of attendance at meetings and conferences and other expenses incurred in connection with the Trust’s membership in any trade association or other investment organization.

(19)       Performance Information. Industry performance reporting services fees reasonably necessary for the Trust’s Board of Trustees to keep current regarding industry and regulatory requirements.

(20)       Acquired Fund Fees and Expenses. All fees and expenses associated with investments by the Funds in any investment company or other pooled investment vehicle.

(21)       Nonrecurring and Extraordinary Expenses. Such nonrecurring and extraordinary expenses as may arise, including the costs of actions, suits, or proceedings to which the Trust is a party and the expenses the Trust may incur as a result of its legal obligation to provide indemnification to its Trustees, officers, employees and agents.

10.       Fees.

(a)       Each Fund shall pay to the Manager, and the Manager agrees to accept as full compensation for all investment advisory and administrative services furnished or provided to such Fund pursuant to this Agreement, the fees as set forth in the Fee Schedule attached hereto as Appendix B, as may be amended in writing from time to time by the Trust and the Manager, subject to the following conditions:

(b)       The fees shall be accrued daily by each Fund and paid to the Manager monthly on the first business day of the next calendar month.

(c)       If this Agreement becomes effective or terminates prior to the end of any month, the fee to the Manager for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs. In the case of termination, such fee shall be payable within ten (10) days after the date of termination.

(d)       The Manager may reduce any portion of the compensation due to it pursuant to this Agreement and may agree to make payments to limit the expenses which are the responsibility of one or more Funds under this Agreement. Any such reduction or payment shall be applicable only to such specific reduction or payment and shall not constitute an agreement to reduce any future compensation due to the Manager hereunder or to continue future payments. Any such reduction will be agreed to in writing prior to accrual of the related expense or fee and will be estimated daily and reconciled and paid on a monthly basis. To the extent such an expense limitation has been agreed to in writing by the Manager and such limit has been disclosed to shareholders of a Fund in a prospectus, the Manager may not change the limitation without first disclosing the change in an updated prospectus.

(e)       The Manager may agree in writing not to require payment of any portion of the compensation otherwise due to it pursuant to this Agreement prior to the time such compensation has accrued as a liability of the Fund. Any such agreement shall be applicable only with respect to the specific items covered thereby and shall not constitute an agreement not to require payment of any future compensation due to the Manager hereunder.

11.       Fund Share Activities of Managers, Directors, Officers and Employees. The Manager agrees that neither it nor any of its directors, officers or employees shall take any short position in the shares of the Funds. This prohibition shall not prevent the purchase of such shares by any of the officers and directors or bona fide employees of the Manager or any trust, pension, profit-sharing or other benefit plan for such persons or affiliates thereof, at a price not less than the net asset value thereof at the time of purchase, as allowed pursuant to rules promulgated under the 1940 Act.

12.       Conflicts with Trust’s Governing Documents and Applicable Laws. Nothing herein contained shall be deemed to require the Trust or the Funds to take any action contrary to the Trust’s Agreement and Declaration of Trust, By-Laws, or any applicable statute or regulation, or to relieve or deprive the Trust’s Board of Trustees of its responsibility for and control of the conduct of the affairs of the Trust and Funds.

13.       Manager’s Liabilities.

(a)       Neither the Manager nor any of its directors, officers, employees or agents performing services for the Trust, with respect to the Funds, at the direction or request of the Manager in connection with the

Manager’s discharge of its obligations undertaken or reasonably assumed with respect to this Agreement, shall be liable for any act or omission in the course of or in connection with the Manager’s services hereunder, including any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which this Agreement relates; provided, that nothing herein contained shall be construed to protect the Manager or any such persons against any liability to the Trust or its shareholders to which the Manager or such persons would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties under this Agreement in the performance of its or their duties on behalf of the Trust or for failure by the Manager or any such persons to exercise due care in rendering other services to the Trust.

(b)       The Funds shall indemnify and hold harmless the Manager and its shareholders, directors, officers and employees (any such person, an “Indemnified Party”) against any loss, liability, claim, damage or expense (including the reasonable cost of investigating and defending any alleged loss, liability, claim, damage or expenses and reasonable legal fees incurred in connection therewith) arising out of the Indemnified Party’s performance or non-performance of any duties under this Agreement provided, however, that nothing herein shall be deemed to protect any Indemnified Party against any liability to which such Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith or negligence in the performance of duties under this Agreement, or by reason of reckless disregard of the obligations and duties under this Agreement.

(c)       No provision of this Agreement shall be construed to protect the Manager, any director or officer of the Manager, or any Trustee or officer of the Trust, from liability in violation of Sections 17(h) and (i) of the 1940 Act.

14.       Non-Exclusivity. The Trust’s employment of the Manager is not an exclusive arrangement, and the Trust may from time to time employ other individuals or entities to furnish it with the services provided for herein.

15.       Term. This Agreement shall become effective as to each Fund as of the date set forth opposite the Fund’s name on Appendix A hereto, provided that this Agreement has been approved by (i) the vote of a majority of the Trustees of the Trust who are not parties to this Agreement nor “interested persons” of the Manager or the Trust, cast in person at a meeting called for the purpose of voting on such approval, and (ii) the vote of a majority of the outstanding voting securities of the Fund. This Agreement shall remain in effect with respect to a Fund for a period of two years from its effective date, unless sooner terminated as hereinafter provided. This Agreement shall continue in effect with respect to a Fund thereafter for additional periods not exceeding one year so long as such continuation is specifically approved at least annually by (a) the vote of a majority of the Trustees of the Trust who are not parties to this Agreement nor “interested persons” of the Manager or the Trust, cast in person at a meeting called for the purpose of voting on such approval, and (b) either (i) the Trust’s Board of Trustees or (ii) the vote of a majority of the outstanding voting securities of the Fund. Any approval of this Agreement by a majority of the outstanding voting securities of a particular Fund shall be effective to continue this Agreement with respect to that Fund, notwithstanding (i) that a comparable agreement has not been approved by the vote of a majority of the outstanding voting securities of any other Fund, or (ii) that this Agreement has not been approved by the vote of a majority of the outstanding voting securities of the Trust, unless such approval shall be required by any other applicable law or otherwise. The Manager shall furnish to the Trust, promptly upon its request, such information as may be reasonably necessary to evaluate the terms of this Agreement or any extension, renewal or amendment thereof.

16.       Amendment of Agreement. Except to the extent permitted by the 1940 Act or the rules or regulations thereunder or pursuant to any exemptive or other relief granted by the Securities and Exchange Commission or its staff, this Agreement may be amended by the parties only if such amendment is specifically approved by (i) the vote of a majority of the Trustees of the Trust who are not parties to this Agreement nor “interested persons” of the Manager or the Trust, cast in person at a meeting called for the purpose of voting on such approval, and (ii) the vote of a majority of the outstanding voting securities of the Fund or Funds affected by the amendment.

17.       Termination. This Agreement may be terminated at any time, without the payment of any penalty, by the Trust’s Board of Trustees, by the vote of a majority of the outstanding voting securities of the Trust or, with respect to any one or more of the Funds, by the vote of a majority of the outstanding voting securities of such Fund or Funds, upon sixty (60) days’ prior written notice to the Manager, or by the Manager upon sixty (60) days’ prior written notice to the Trust. In the event this Agreement is terminated with respect to any Fund(s), this Agreement shall remain in full force and effect with respect to all other Funds listed on Appendix A hereto, as the same may be amended.

18.       Termination by Assignment. This Agreement shall terminate automatically in the event of any transfer or assignment thereof.

19.       Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby.

20.       Definitions. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court by rules, regulations, or orders of the Securities and Exchange Commission validly issued pursuant to the 1940 Act. Specifically, the terms “vote of a majority of the outstanding voting securities,” “interested person,” “assignment” and “affiliated person” shall have the meanings assigned to them by Section 2(a) of the 1940 Act. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is relaxed by a rule, regulation, or order of the Securities and Exchange Commission, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation, or order.

21.       Notice of Declaration of Trust. The Manager agrees that the Trust’s obligations under this Agreement shall be limited to the Funds and to their assets, and that the Manager shall not seek satisfaction of any such obligation from the shareholders of the Funds nor from any trustee, officer, employee or agent of the Trust or the Funds.

22.       Captions. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

23.       Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of California without giving effect to the conflict of laws principles thereof; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the 1940 Act and the Investment Advisors Act of 1940 and any rules and regulations promulgated thereunder.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers, all on the day and year first above written.

BUCKINGHAM STRATEGIC PARTNERS, LLC	SA FUNDS – INVESTMENT TRUST

/s/	/s/
Name:	Name:
Title:	Title:

Appendix A

Fund Schedule

Fund	Effective Date
SA Worldwide Moderate Growth Fund	[_____ __, 2023]

Appendix B

Fee Schedule

The advisory and administrative fees for each Fund have two components: (i) fees on Affiliated Fund Assets (defined below); and (ii) fees on Other Assets (defined below).

No Advisory Fee or Administrative Fee on Affiliated Fund Assets. “Affiliated Fund Assets” means the assets of a Fund invested in any series of the Trust, any other investment companies advised or sub-advised by the Adviser, any money market funds, or held as cash or cash equivalents. There are no advisory or administrative fees on Affiliated Fund Assets.

Advisory Fee and Administrative Fee on Other Assets. “Other Assets” means the assets of a Fund that are not Affiliated Fund Assets. The advisory and administrative fees on Other Assets are stated at the annual rates as a percentage of a Fund’s average daily net assets as set forth below:

Advisory and
Fund	Administrative Fee

SA Worldwide Moderate Growth Fund	0.00%

Appendix L

Form of the New Sub-Advisory Agreement

SA FUNDS - INVESTMENT TRUST
INVESTMENT SUB-ADVISORY AGREEMENT

INVESTMENT SUB-ADVISORY AGREEMENT made as of the [__ day of ___, 2023] , by and among SA FUNDS - INVESTMENT TRUST (the “Trust”), BUCKINGHAM STRATEGIC PARTNERS, LLC (the “Adviser”), and DIMENSIONAL FUND ADVISORS LP, a Delaware limited partnership and registered investment adviser (the “Sub-Adviser”).

WHEREAS, the Adviser has entered into an Investment Advisory and Administrative Services Agreement as of the [__ day of ___, 2023] with the Trust, an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Trust’s Board of Trustees and the Adviser desire to retain the Sub-Adviser to furnish investment advisory services to the investment portfolios of the Trust listed on Schedule A hereto, as may be amended from time to time (each a “Fund” and collectively the “Funds”), and the Sub-Adviser has agreed to act in such capacity;

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

1.       Appointment. The Adviser hereby appoints the Sub-Adviser to provide sub-investment advisory services to the Funds for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

2.       Delivery of Documents. The Adviser has furnished the Sub-Adviser with copies properly certified or authenticated of each of the following:

(a)       the Trust’s Declaration of Trust and all amendments thereto or restatements thereof (such Declaration of Trust, as presently in effect and as it shall from time to time be amended or restated, is herein called the “Declaration of Trust”);

(b)       the Trust’s By-Laws and all amendments thereto;

(c)       resolutions of the Trust’s Board of Trustees authorizing the appointment of the Sub-Adviser and approving this Agreement;

(d)       the Trust’s Notification of Registration on Form N-8A under the 1940 Act as filed with the Securities and Exchange Commission (the “SEC”) on January 11, 1999 and all amendments thereto;

(e)       the Trust’s Registration Statement on Form N-1A under the Securities Act of 1933, as amended (the “1933 Act”) (File No. 33-70423) and under the 1940 Act (File No. 811-09195) as filed with the SEC and all amendments thereto insofar as such Registration Statement and such amendments relate to the Funds; and

(f)       the Trust’s most recent prospectus and Statement of Additional Information (such prospectus and Statement of Additional Information, as presently in effect, and all amendments and supplements thereto, are herein collectively called the “Prospectus”).

The Adviser will furnish the Sub-Adviser from time to time with copies of all amendments of or supplements to the foregoing.

3.       Management. Subject always to the supervision of the Trust’s Board of Trustees and the Adviser, the Sub-Adviser will furnish an investment program in respect of, and make investment decisions for, all assets of the Funds and place all orders for the purchase and sale of securities, all on behalf of the Funds. In the performance of its duties, the Sub-Adviser will satisfy its fiduciary duties to the Funds and will monitor the Funds’ investments (and to the extent the Prospectus permits or directs investments in another open-end investment company advised by the Sub-Adviser, monitor such investments), and will comply with the provisions of the Trust’s Declaration of Trust and By-Laws, as amended from time to time, and the stated investment objectives, policies and restrictions of the Funds as contained in the Prospectus. The Sub-Adviser and the Adviser will make their officers and employees available to the other from time to time at reasonable times to review investment policies of the Funds and to consult with each other regarding the investment affairs of the Funds. The Sub-Adviser will report to the Trust’s Board of Trustees and the Adviser with respect to the implementation of such program.

The Sub-Adviser further agrees that it:

(a)       will use the same skill and care in providing such services as it uses in providing services to fiduciary accounts for which it has investment responsibilities;

(b)       will conform with all applicable U.S. rules and regulations pertaining to its investment advisory activities;

(c)       will place orders pursuant to its investment determinations for the Funds either directly with the issuer or with any broker or dealer. The Sub-Adviser will place orders for the purchase or sale of securities with a view to receiving the best price and execution for such purchase or sale. Where the Sub-Adviser places orders for the purchase or sale of securities for the Funds, in selecting brokers or dealers to execute such orders, the Sub-Adviser is expressly authorized to consider the fact that a broker or dealer has been or will be furnishing research or other information or services which assist the Sub-Adviser’s performance of its investment decision-making responsibilities generally, provided that the commission cost is reasonable in relation to the brokerage and research services provided. Compensation received by the Sub-Adviser pursuant to this Agreement shall not be reduced by any benefits received by the Sub-Adviser pursuant to this section. The Sub-Adviser may direct brokerage to whomever it deems appropriate consistent with the foregoing. In no instance will portfolio securities be purchased from or sold to the Adviser or any of its affiliated brokers or dealers, the Sub-Adviser or any affiliated person of either the Trust, the Adviser or the Sub-Adviser, except as may be permitted under the 1940 Act;

(d)       will report regularly to the Adviser and to the Trust’s Board of Trustees and will make appropriate persons available for the purpose of reviewing with representatives of the Adviser and the Trust’s Board of Trustees on a regular basis at reasonable times the management of the Funds, including, without limitation, review of the general investment strategy of the Funds, the performance of the Funds in relation to standard industry indices, interest rate considerations and general conditions affecting the marketplace and will provide various other reports from time to time as reasonably requested by the Adviser (including, without limitation, with respect to benefits obtained from brokerage);

(e)       will maintain books and records with respect to the Trust’s securities transactions and will furnish the Adviser and the Trust’s Board of Trustees such periodic and/or special reports as the Adviser or the Trust’s Board of Trustees may request;

(f)       will act upon instructions from the Adviser not inconsistent with its fiduciary duties hereunder;

(g)       will treat confidentially and as proprietary information of the Trust all such records and other information relative to the Trust maintained by the Sub-Adviser, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld and may not be withheld where the Sub-Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Trust;

(h)       will receive the research and recommendations of the Adviser with respect to the investment and reinvestment of the assets of the Funds; and

(i)       will vote proxies received by the Sub-Adviser in connection with securities held by the Funds consistent with its fiduciary duties hereunder.

The Trust and the Adviser agree that the Sub-Adviser shall not advise or act for the Trust or the Adviser in any legal proceedings, including bankruptcies or class actions, involving securities held or previously held by the Funds or the issuers of such securities.

4.       The Adviser’s Duties. The Adviser shall continue to have responsibility for all other services to be provided to the Funds pursuant to its Investment Advisory and Administrative Services Agreement and shall oversee and review the Sub-Adviser’s performance of its duties under this Agreement. The Adviser shall also retain direct portfolio management responsibility with respect to any assets of a Fund that are not allocated by the Adviser to the portfolio management of the Sub-Adviser.

5.       References to the Sub-Adviser. During the term of this Agreement, the Adviser agrees to furnish to the Sub-Adviser at its principal office all prospectuses, proxy statements, reports to stockholders, sales literature or other material prepared for distribution to sales personnel, shareholders of the Funds or the public, which refer to the Sub-Adviser or its clients in any way, prior to use thereof and not to use such material if the Sub-Adviser reasonably objects in writing five business days (or such other time as may be mutually agreed upon) after receipt thereof. Sales literature may be furnished to the Sub-Adviser hereunder by first-class or overnight mail, facsimile transmission equipment or hand delivery, attn: Legal Department.

6.       Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust’s request. The Sub-Adviser further agrees to maintain the records required to be maintained by subsections (b)(1), (b)(5), (b)(9), (b)(10), (b)(11), (e) and (f) of Rule 31a-1 under the 1940 Act and preserve them for the periods prescribed by Rule 3la-2 under the 1940 Act.

7.       Expenses. During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities (including brokerage commissions, custodial fees and expenses and stamp duties, if any) purchased for the Funds.

8.       Compensation. For the services provided and the expenses assumed pursuant to this Agreement, the Adviser will pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefor, a sub-advisory fee, accrued daily and payable monthly, in accordance with Schedule A hereto.

9.       Services to Others. The Adviser understands, and has advised the Trust’s Board of Trustees, that the Sub-Adviser now acts, and may in the future act, as an investment adviser to fiduciary and other managed accounts, and as investment adviser, sub-investment adviser, and/or administrator to other investment companies. The Adviser has no objection to the Sub-Adviser’s acts in such capacities, provided that whenever one or more of the Funds and one or more other investment companies or accounts advised by the Sub-Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a manner believed by the Sub-Adviser to be equitable consistent with its fiduciary obligations to the Funds and such other investment entities. The Adviser recognizes, and has advised the Trust’s Board of Trustees, that in some cases this procedure may adversely affect the size of the position that the participating Fund(s) may obtain in a particular security. In addition, the Adviser understands, and has advised the Trust’s Board of Trustees, that the persons employed by the Sub-Adviser to assist in the Sub-Adviser’s duties under this Agreement will not devote their full time to such service and nothing contained in this Agreement will be deemed to limit or restrict the right of the Sub-Adviser or any of its affiliates to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

10.       Client Suitability. The Adviser understands and agrees that the Sub-Adviser, as part of its duties hereunder, is not responsible for determining whether or not any of the Funds are suitable and appropriate investments for the clients who invest in such Funds.

11.       Limitation of Liability. The Adviser will not take any action against the Sub-Adviser to hold the Sub-Adviser liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the Sub-Adviser’s duties under this Agreement, except a loss resulting from the Sub-

Adviser’s willful misfeasance, bad faith, or gross negligence in the performance of duties under this Agreement, or reckless disregard of the obligations and duties under this Agreement.

12.       Indemnification. The Adviser and the Sub-Adviser each agree to indemnify the other against any claim against, loss or liability to such other party (including reasonable attorneys fees) arising out of any action on the part of the indemnifying party which constitutes willful misfeasance, bad faith, or gross negligence in the performance of duties under this Agreement, or reckless disregard of the obligations and duties under this Agreement.

13.       Duration and Termination. This Agreement shall become effective as to each Fund as of the date set forth opposite the Fund’s name on Schedule A hereto, provided that this Agreement has been approved by (i) the vote of a majority of those members of the Trust’s Board of Trustees who are not parties to this Agreement nor “interested persons” of the Trust, the Sub-Adviser or the Adviser, cast in person at a meeting called for the purpose of voting on such approval, and (ii) the vote of a majority of the outstanding voting securities of the Fund. This Agreement shall remain in effect with respect to a Fund for a period of two (2) years from its effective date, unless sooner terminated as hereinafter provided. This Agreement shall continue in effect with respect to a Fund thereafter for successive periods of twelve (12) months so long as such continuation is specifically approved at least annually by (a) the vote of a majority of those members of the Trust’s Board of Trustees who are not parties to this Agreement nor “interested persons” of the Trust, the Sub-Adviser or the Adviser, cast in person at a meeting called for the purpose of voting on such approval, and (b) either (i) the Trust’s Board of Trustees or (ii) the vote of a majority of the outstanding voting securities of the Fund.

Notwithstanding the foregoing, this Agreement may be terminated at any time, without the payment of any penalty, by the Trust’s Board of Trustees, by the vote of a majority of the outstanding voting securities of the Trust or, with respect to any one or more of the Funds, by the vote of a majority of the outstanding voting securities of such Fund or Funds, upon sixty (60) days’ prior written notice to the other parties, or by the Adviser or the Sub-Adviser, as to all Funds, (i) upon one (1) year’s prior written notice to the Trust and the other party, (ii) if either the Adviser or the Sub-Adviser shall materially breach this Agreement and such breach shall remain uncured for a period of sixty (60) days, the non-breaching party may terminate this Agreement upon expiration of the sixty-day period, or (iii) in the event that the Trust terminates this Agreement with respect to either the Adviser or the Sub-Adviser, the non-terminated party may terminate this Agreement concurrent with the Fund’s termination.

This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms “majority of the outstanding voting securities”, “interested persons” and “assignment” have the same meaning of such terms in the 1940 Act.)

14.       Amendment of this Agreement. This Agreement may be amended by the parties only if such amendment is in writing executed by each party hereto and, to the extent required by the 1940 Act or the rules or regulations thereunder (unless an exemptive or other relief granted by the Securities and Exchange Commission or its staff apply), approved by (i) the vote of a majority of those members of the Trust’s Board of Trustees who are not parties to this Agreement nor “interested persons” of the Trust, the Sub-Adviser or the Adviser, cast in person at a meeting called for the purpose of voting on such approval, and (ii) the vote of a majority of the outstanding voting securities of the Fund or Funds affected by the amendment.

15.       Entire Agreement. This Agreement sets forth the entire agreement of the parties with respect to the investment and management of the funds, and hereby supersedes any prior agreement by the parties hereto, including without limitation, the Investment Sub-Advisory Agreement, executed as of November 30, 2018, as amended.

16.       Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement is held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement will not be affected thereby. This Agreement will be binding upon and shall inure to the benefit of the parties hereto and their respective successors and will be governed by the laws of the State of California.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

SA FUNDS - INVESTMENT TRUST

By:	/s/
Name:
Title:

DIMENSIONAL FUND ADVISORS LP

By:	Dimensional Holdings Inc., general partner

By:	/s/
Name:
Title:

BUCKINGHAM STRATEGIC PARTNERS, LLC

By:	/s/
Name:
Title:

SCHEDULE A

Fund	Effective Date	Fee
SA U.S. Fixed Income Fund	[_____ __, 2023]	3 basis points annually
SA Global Fixed Income Fund	[_____ __, 2023]	3 basis points annually
SA U.S. Core Market Fund	[_____ __, 2023]	3 basis points annually*
SA U.S. Value Fund	[_____ __, 2023]	10 basis points annually
SA U.S. Small Company Fund	[_____ __, 2023]	20 basis points annually
SA International Value Fund	[_____ __, 2023]	20 basis points annually
SA International Small Company Fund	[_____ __, 2023]	0 basis points annually
SA Emerging Markets Value Fund	[_____ __, 2023]	36 basis points annually
SA Real Estate Securities Fund	[_____ __, 2023]	10 basis points annually

*	Sub-Adviser shall not receive any sub-advisory fee for its sub-advisory services to the SA U.S. Core Market Fund with respect to any assets of the SA U.S. Core Market Fund invested in the U.S. Micro Cap Portfolio of DFA Investment Dimensions Group Inc.

PROXY CARD

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

SA FUNDS - INVESTMENT TRUST

PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR

THE SPECIAL MEETING OF SHAREHOLDERS — SEPTEMBER 8, 2023

The undersigned shareholder of SA Funds - Investment Trust (the “Trust”) hereby appoints Marcy Tsagarakis and Jeffery Yorg, or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Special Meeting of Shareholders (the “Meeting”) to be held on September 8, 2023 at 10:00 a.m. Central Time at the offices of Buckingham Strategic Partners, LLC, 8182 Maryland Avenue, Suite 500, St. Louis, Missouri 63105 and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned at the Meeting with all powers possessed by the undersigned if personally present at the Meeting. The undersigned hereby acknowledges receipt of the Notice of the Special Meeting and the accompanying combined Proxy Statement, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to the Meeting.

If this proxy is properly executed, the votes entitled to be cast by the undersigned will be cast as instructed below, or if no instruction is given, the votes entitled to be cast by the undersigned will be cast “for” each of the proposals. Additionally, the votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any other matter that may properly come before the Meeting or any adjournment or postponement thereof.

Do you have questions?

If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free (800) 591-6313. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for the Meeting:

The proxy statement is available on the internet at https://vote.proxyonline.com/SA/docs/proxy.pdf.

SA U.S. Fixed Income Fund	PROXY CARD

AUTHORIZED SIGNATURES— THIS SECTION MUST BE COMPLETED

Please sign exactly as your name appears. If the shares are held jointly, each holder should sign. When signing as an attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in another representative capacity, please indicate your full title under signature(s).

SIGNATURE	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BELOW OR, IF NO CHOICE IS INDICATED, WILL BE VOTED “FOR” EACH PROPOSAL.

THE FUND’S BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS LISTED BELOW.

TO VOTE, MARK CIRCLE IN BLUE OR BLACK INK. Example: ●

PROPOSALS:
	FOR	AGAINST	ABSTAIN
1. To approve a new investment advisory and administrative services agreement between the Trust, on behalf of each Fund, and the Adviser.	O	O	O

2. To approve a new sub-advisory agreement by and among the Trust, on behalf of each Sub-Advised Fund, the Adviser and Dimensional Fund Advisors LP, the investment sub-adviser to the Sub-Advised Funds.

	O	O	O

YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND RETURN THIS

PROXY PROMPTLY USING THE ENCLOSED POSTMARKED ENVELOPE.

THANK YOU FOR CASTING YOUR VOTE

PROXY CARD

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

SA FUNDS - INVESTMENT TRUST

PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR

THE SPECIAL MEETING OF SHAREHOLDERS — SEPTEMBER 8, 2023

The undersigned shareholder of SA Funds - Investment Trust (the “Trust”) hereby appoints Marcy Tsagarakis and Jeffery Yorg, or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Special Meeting of Shareholders (the “Meeting”) to be held on September 8, 2023 at 10:00 a.m. Central Time at the offices of Buckingham Strategic Partners, LLC, 8182 Maryland Avenue, Suite 500, St. Louis, Missouri 63105 and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned at the Meeting with all powers possessed by the undersigned if personally present at the Meeting. The undersigned hereby acknowledges receipt of the Notice of the Special Meeting and the accompanying combined Proxy Statement, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to the Meeting.

If this proxy is properly executed, the votes entitled to be cast by the undersigned will be cast as instructed below, or if no instruction is given, the votes entitled to be cast by the undersigned will be cast “for” each of the proposals. Additionally, the votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any other matter that may properly come before the Meeting or any adjournment or postponement thereof.

Do you have questions?

If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free (800) 591-6313. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for the Meeting:

The proxy statement is available on the internet at https://vote.proxyonline.com/SA/docs/proxy.pdf.

SA Global Fixed Income Fund	PROXY CARD

AUTHORIZED SIGNATURES— THIS SECTION MUST BE COMPLETED

Please sign exactly as your name appears. If the shares are held jointly, each holder should sign. When signing as an attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in another representative capacity, please indicate your full title under signature(s).

SIGNATURE	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BELOW OR, IF NO CHOICE IS INDICATED, WILL BE VOTED “FOR” EACH PROPOSAL.

THE FUND’S BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS LISTED BELOW.

TO VOTE, MARK CIRCLE IN BLUE OR BLACK INK. Example: ●

PROPOSALS:
	FOR	AGAINST	ABSTAIN
1. To approve a new investment advisory and administrative services agreement between the Trust, on behalf of each Fund, and the Adviser.	O	O	O
2. To approve a new sub-advisory agreement by and among the Trust, on behalf of each Sub-Advised Fund, the Adviser and Dimensional Fund Advisors LP, the investment sub-adviser to the Sub-Advised Funds.	O	O	O

YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND RETURN THIS

PROXY PROMPTLY USING THE ENCLOSED POSTMARKED ENVELOPE.

THANK YOU FOR CASTING YOUR VOTE

PROXY CARD

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

SA FUNDS - INVESTMENT TRUST

PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR

THE SPECIAL MEETING OF SHAREHOLDERS — SEPTEMBER 8, 2023

The undersigned shareholder of SA Funds - Investment Trust (the “Trust”) hereby appoints Marcy Tsagarakis and Jeffery Yorg, or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Special Meeting of Shareholders (the “Meeting”) to be held on September 8, 2023 at 10:00 a.m. Central Time at the offices of Buckingham Strategic Partners, LLC, 8182 Maryland Avenue, Suite 500, St. Louis, Missouri 63105 and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned at the Meeting with all powers possessed by the undersigned if personally present at the Meeting. The undersigned hereby acknowledges receipt of the Notice of the Special Meeting and the accompanying combined Proxy Statement, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to the Meeting.

If this proxy is properly executed, the votes entitled to be cast by the undersigned will be cast as instructed below, or if no instruction is given, the votes entitled to be cast by the undersigned will be cast “for” each of the proposals. Additionally, the votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any other matter that may properly come before the Meeting or any adjournment or postponement thereof.

Do you have questions?

If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free (800) 591-6313. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for the Meeting:

The proxy statement is available on the internet at https://vote.proxyonline.com/SA/docs/proxy.pdf.

SA U.S. Core Market Fund	PROXY CARD

AUTHORIZED SIGNATURES— THIS SECTION MUST BE COMPLETED

Please sign exactly as your name appears. If the shares are held jointly, each holder should sign. When signing as an attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in another representative capacity, please indicate your full title under signature(s).

SIGNATURE	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BELOW OR, IF NO CHOICE IS INDICATED, WILL BE VOTED “FOR” EACH PROPOSAL.

THE FUND’S BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS LISTED BELOW.

TO VOTE, MARK CIRCLE IN BLUE OR BLACK INK. Example: ●

PROPOSALS:
	FOR	AGAINST	ABSTAIN
1. To approve a new investment advisory and administrative services agreement between the Trust, on behalf of each Fund, and the Adviser.	O	O	O

2. To approve a new sub-advisory agreement by and among the Trust, on behalf of each Sub-Advised Fund, the Adviser and Dimensional Fund Advisors LP, the investment sub-adviser to the Sub-Advised Funds.

	O	O	O

YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND RETURN THIS

PROXY PROMPTLY USING THE ENCLOSED POSTMARKED ENVELOPE.

THANK YOU FOR CASTING YOUR VOTE

PROXY CARD

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

SA FUNDS - INVESTMENT TRUST

PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR

THE SPECIAL MEETING OF SHAREHOLDERS — SEPTEMBER 8, 2023

The undersigned shareholder of SA Funds - Investment Trust (the “Trust”) hereby appoints Marcy Tsagarakis and Jeffery Yorg, or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Special Meeting of Shareholders (the “Meeting”) to be held on September 8, 2023 at 10:00 a.m. Central Time at the offices of Buckingham Strategic Partners, LLC, 8182 Maryland Avenue, Suite 500, St. Louis, Missouri 63105 and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned at the Meeting with all powers possessed by the undersigned if personally present at the Meeting. The undersigned hereby acknowledges receipt of the Notice of the Special Meeting and the accompanying combined Proxy Statement, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to the Meeting.

If this proxy is properly executed, the votes entitled to be cast by the undersigned will be cast as instructed below, or if no instruction is given, the votes entitled to be cast by the undersigned will be cast “for” each of the proposals. Additionally, the votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any other matter that may properly come before the Meeting or any adjournment or postponement thereof.

Do you have questions?

If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free (800) 591-6313. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for the Meeting:

The proxy statement is available on the internet at https://vote.proxyonline.com/SA/docs/proxy.pdf.

SA U.S. Value Fund	PROXY CARD

AUTHORIZED SIGNATURES— THIS SECTION MUST BE COMPLETED

Please sign exactly as your name appears. If the shares are held jointly, each holder should sign. When signing as an attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in another representative capacity, please indicate your full title under signature(s).

SIGNATURE	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BELOW OR, IF NO CHOICE IS INDICATED, WILL BE VOTED “FOR” EACH PROPOSAL.

THE FUND’S BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS LISTED BELOW.

TO VOTE, MARK CIRCLE IN BLUE OR BLACK INK. Example: ●

PROPOSALS:
	FOR	AGAINST	ABSTAIN
1. To approve a new investment advisory and administrative services agreement between the Trust, on behalf of each Fund, and the Adviser.	O	O	O

2. To approve a new sub-advisory agreement by and among the Trust, on behalf of each Sub-Advised Fund, the Adviser and Dimensional Fund Advisors LP, the investment sub-adviser to the Sub-Advised Funds.

	O	O	O

YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND RETURN THIS

PROXY PROMPTLY USING THE ENCLOSED POSTMARKED ENVELOPE.

THANK YOU FOR CASTING YOUR VOTE

PROXY CARD

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

SA FUNDS - INVESTMENT TRUST

PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR

THE SPECIAL MEETING OF SHAREHOLDERS — SEPTEMBER 8, 2023

The undersigned shareholder of SA Funds - Investment Trust (the “Trust”) hereby appoints Marcy Tsagarakis and Jeffery Yorg, or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Special Meeting of Shareholders (the “Meeting”) to be held on September 8, 2023 at 10:00 a.m. Central Time at the offices of Buckingham Strategic Partners, LLC, 8182 Maryland Avenue, Suite 500, St. Louis, Missouri 63105 and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned at the Meeting with all powers possessed by the undersigned if personally present at the Meeting. The undersigned hereby acknowledges receipt of the Notice of the Special Meeting and the accompanying combined Proxy Statement, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to the Meeting.

If this proxy is properly executed, the votes entitled to be cast by the undersigned will be cast as instructed below, or if no instruction is given, the votes entitled to be cast by the undersigned will be cast “for” each of the proposals. Additionally, the votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any other matter that may properly come before the Meeting or any adjournment or postponement thereof.

Do you have questions?

If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free (800) 591-6313. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for the Meeting:

The proxy statement is available on the internet at https://vote.proxyonline.com/SA/docs/proxy.pdf.

SA U.S. Small Company Fund	PROXY CARD

AUTHORIZED SIGNATURES— THIS SECTION MUST BE COMPLETED

Please sign exactly as your name appears. If the shares are held jointly, each holder should sign. When signing as an attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in another representative capacity, please indicate your full title under signature(s).

SIGNATURE	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BELOW OR, IF NO CHOICE IS INDICATED, WILL BE VOTED “FOR” EACH PROPOSAL.

THE FUND’S BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS LISTED BELOW.

TO VOTE, MARK CIRCLE IN BLUE OR BLACK INK. Example: ●

PROPOSALS:
	FOR	AGAINST	ABSTAIN
1. To approve a new investment advisory and administrative services agreement between the Trust, on behalf of each Fund, and the Adviser.	O	O	O

2. To approve a new sub-advisory agreement by and among the Trust, on behalf of each Sub-Advised Fund, the Adviser and Dimensional Fund Advisors LP, the investment sub-adviser to the Sub-Advised Funds.

	O	O	O

YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND RETURN THIS

PROXY PROMPTLY USING THE ENCLOSED POSTMARKED ENVELOPE.

THANK YOU FOR CASTING YOUR VOTE

PROXY CARD

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

SA FUNDS - INVESTMENT TRUST

PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR

THE SPECIAL MEETING OF SHAREHOLDERS — SEPTEMBER 8, 2023

The undersigned shareholder of SA Funds - Investment Trust (the “Trust”) hereby appoints Marcy Tsagarakis and Jeffery Yorg, or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Special Meeting of Shareholders (the “Meeting”) to be held on September 8, 2023 at 10:00 a.m. Central Time at the offices of Buckingham Strategic Partners, LLC, 8182 Maryland Avenue, Suite 500, St. Louis, Missouri 63105 and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned at the Meeting with all powers possessed by the undersigned if personally present at the Meeting. The undersigned hereby acknowledges receipt of the Notice of the Special Meeting and the accompanying combined Proxy Statement, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to the Meeting.

If this proxy is properly executed, the votes entitled to be cast by the undersigned will be cast as instructed below, or if no instruction is given, the votes entitled to be cast by the undersigned will be cast “for” each of the proposals. Additionally, the votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any other matter that may properly come before the Meeting or any adjournment or postponement thereof.

Do you have questions?

If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free (800) 591-6313. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for the Meeting:

The proxy statement is available on the internet at https://vote.proxyonline.com/SA/docs/proxy.pdf.

SA International Value Fund	PROXY CARD

AUTHORIZED SIGNATURES— THIS SECTION MUST BE COMPLETED

Please sign exactly as your name appears. If the shares are held jointly, each holder should sign. When signing as an attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in another representative capacity, please indicate your full title under signature(s).

SIGNATURE	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BELOW OR, IF NO CHOICE IS INDICATED, WILL BE VOTED “FOR” EACH PROPOSAL.

THE FUND’S BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS LISTED BELOW.

TO VOTE, MARK CIRCLE IN BLUE OR BLACK INK. Example: ●

PROPOSALS:
	FOR	AGAINST	ABSTAIN
1. To approve a new investment advisory and administrative services agreement between the Trust, on behalf of each Fund, and the Adviser.	O	O	O

2. To approve a new sub-advisory agreement by and among the Trust, on behalf of each Sub-Advised Fund, the Adviser and Dimensional Fund Advisors LP, the investment sub-adviser to the Sub-Advised Funds.

	O	O	O

YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND RETURN THIS

PROXY PROMPTLY USING THE ENCLOSED POSTMARKED ENVELOPE.

THANK YOU FOR CASTING YOUR VOTE

PROXY CARD

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

SA FUNDS - INVESTMENT TRUST

PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR

THE SPECIAL MEETING OF SHAREHOLDERS — SEPTEMBER 8, 2023

The undersigned shareholder of SA Funds - Investment Trust (the “Trust”) hereby appoints Marcy Tsagarakis and Jeffery Yorg, or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Special Meeting of Shareholders (the “Meeting”) to be held on September 8, 2023 at 10:00 a.m. Central Time at the offices of Buckingham Strategic Partners, LLC, 8182 Maryland Avenue, Suite 500, St. Louis, Missouri 63105 and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned at the Meeting with all powers possessed by the undersigned if personally present at the Meeting. The undersigned hereby acknowledges receipt of the Notice of the Special Meeting and the accompanying combined Proxy Statement, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to the Meeting.

If this proxy is properly executed, the votes entitled to be cast by the undersigned will be cast as instructed below, or if no instruction is given, the votes entitled to be cast by the undersigned will be cast “for” each of the proposals. Additionally, the votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any other matter that may properly come before the Meeting or any adjournment or postponement thereof.

Do you have questions?

If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free (800) 591-6313. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for the Meeting:

The proxy statement is available on the internet at https://vote.proxyonline.com/SA/docs/proxy.pdf.

SA International Small Company Fund	PROXY CARD

AUTHORIZED SIGNATURES— THIS SECTION MUST BE COMPLETED

Please sign exactly as your name appears. If the shares are held jointly, each holder should sign. When signing as an attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in another representative capacity, please indicate your full title under signature(s).

SIGNATURE	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BELOW OR, IF NO CHOICE IS INDICATED, WILL BE VOTED “FOR” EACH PROPOSAL.

THE FUND’S BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS LISTED BELOW.

TO VOTE, MARK CIRCLE IN BLUE OR BLACK INK. Example: ●

PROPOSALS:
	FOR	AGAINST	ABSTAIN
1. To approve a new investment advisory and administrative services agreement between the Trust, on behalf of each Fund, and the Adviser.	O	O	O

2. To approve a new sub-advisory agreement by and among the Trust, on behalf of each Sub-Advised Fund, the Adviser and Dimensional Fund Advisors LP, the investment sub-adviser to the Sub-Advised Funds.

	O	O	O

YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND RETURN THIS

PROXY PROMPTLY USING THE ENCLOSED POSTMARKED ENVELOPE.

THANK YOU FOR CASTING YOUR VOTE

PROXY CARD

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

SA FUNDS - INVESTMENT TRUST

PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR

THE SPECIAL MEETING OF SHAREHOLDERS — SEPTEMBER 8, 2023

The undersigned shareholder of SA Funds - Investment Trust (the “Trust”) hereby appoints Marcy Tsagarakis and Jeffery Yorg, or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Special Meeting of Shareholders (the “Meeting”) to be held on September 8, 2023 at 10:00 a.m. Central Time at the offices of Buckingham Strategic Partners, LLC, 8182 Maryland Avenue, Suite 500, St. Louis, Missouri 63105 and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned at the Meeting with all powers possessed by the undersigned if personally present at the Meeting. The undersigned hereby acknowledges receipt of the Notice of the Special Meeting and the accompanying combined Proxy Statement, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to the Meeting.

If this proxy is properly executed, the votes entitled to be cast by the undersigned will be cast as instructed below, or if no instruction is given, the votes entitled to be cast by the undersigned will be cast “for” each of the proposals. Additionally, the votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any other matter that may properly come before the Meeting or any adjournment or postponement thereof.

Do you have questions?

If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free (800) 591-6313. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for the Meeting:

The proxy statement is available on the internet at https://vote.proxyonline.com/SA/docs/proxy.pdf.

SA Emerging Markets Value Fund	PROXY CARD

AUTHORIZED SIGNATURES— THIS SECTION MUST BE COMPLETED

Please sign exactly as your name appears. If the shares are held jointly, each holder should sign. When signing as an attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in another representative capacity, please indicate your full title under signature(s).

SIGNATURE	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BELOW OR, IF NO CHOICE IS INDICATED, WILL BE VOTED “FOR” EACH PROPOSAL.

THE FUND’S BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS LISTED BELOW.

TO VOTE, MARK CIRCLE IN BLUE OR BLACK INK. Example: ●

PROPOSALS:
	FOR	AGAINST	ABSTAIN
1. To approve a new investment advisory and administrative services agreement between the Trust, on behalf of each Fund, and the Adviser.	O	O	O

2. To approve a new sub-advisory agreement by and among the Trust, on behalf of each Sub-Advised Fund, the Adviser and Dimensional Fund Advisors LP, the investment sub-adviser to the Sub-Advised Funds.

	O	O	O

YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND RETURN THIS

PROXY PROMPTLY USING THE ENCLOSED POSTMARKED ENVELOPE.

THANK YOU FOR CASTING YOUR VOTE

PROXY CARD

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

SA FUNDS - INVESTMENT TRUST

PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR

THE SPECIAL MEETING OF SHAREHOLDERS — SEPTEMBER 8, 2023

The undersigned shareholder of SA Funds - Investment Trust (the “Trust”) hereby appoints Marcy Tsagarakis and Jeffery Yorg, or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Special Meeting of Shareholders (the “Meeting”) to be held on September 8, 2023 at 10:00 a.m. Central Time at the offices of Buckingham Strategic Partners, LLC, 8182 Maryland Avenue, Suite 500, St. Louis, Missouri 63105 and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned at the Meeting with all powers possessed by the undersigned if personally present at the Meeting. The undersigned hereby acknowledges receipt of the Notice of the Special Meeting and the accompanying combined Proxy Statement, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to the Meeting.

If this proxy is properly executed, the votes entitled to be cast by the undersigned will be cast as instructed below, or if no instruction is given, the votes entitled to be cast by the undersigned will be cast “for” each of the proposals. Additionally, the votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any other matter that may properly come before the Meeting or any adjournment or postponement thereof.

Do you have questions?

If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free (800) 591-6313. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for the Meeting:

The proxy statement is available on the internet at https://vote.proxyonline.com/SA/docs/proxy.pdf.

SA Real Estate Securities Fund	PROXY CARD

AUTHORIZED SIGNATURES— THIS SECTION MUST BE COMPLETED

Please sign exactly as your name appears. If the shares are held jointly, each holder should sign. When signing as an attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in another representative capacity, please indicate your full title under signature(s).

SIGNATURE	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BELOW OR, IF NO CHOICE IS INDICATED, WILL BE VOTED “FOR” EACH PROPOSAL.

THE FUND’S BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS LISTED BELOW.

TO VOTE, MARK CIRCLE IN BLUE OR BLACK INK. Example: ●

PROPOSALS:
	FOR	AGAINST	ABSTAIN
1. To approve a new investment advisory and administrative services agreement between the Trust, on behalf of each Fund, and the Adviser.	O	O	O

2. To approve a new sub-advisory agreement by and among the Trust, on behalf of each Sub-Advised Fund, the Adviser and Dimensional Fund Advisors LP, the investment sub-adviser to the Sub-Advised Funds.

	O	O	O

YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND RETURN THIS

PROXY PROMPTLY USING THE ENCLOSED POSTMARKED ENVELOPE.

THANK YOU FOR CASTING YOUR VOTE

PROXY CARD

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

SA FUNDS - INVESTMENT TRUST

PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR

THE SPECIAL MEETING OF SHAREHOLDERS — SEPTEMBER 8, 2023

The undersigned shareholder of SA Funds - Investment Trust, hereby appoints Marcy Tsagarakis and Jeffery Yorg, or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Special Meeting of Shareholders (the “Meeting”) to be held on September 8, 2023 at 10:00 a.m. Central Time at the offices of Buckingham Strategic Partners, LLC, 8182 Maryland Avenue, Suite 500, St. Louis, Missouri 63105 and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned at the Meeting with all powers possessed by the undersigned if personally present at the Meeting. The undersigned hereby acknowledges receipt of the Notice of the Special Meeting and the accompanying combined Proxy Statement, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to the Meeting.

If this proxy is properly executed, the votes entitled to be cast by the undersigned will be cast as instructed below, or if no instruction is given, the votes entitled to be cast by the undersigned will be cast “for” each of the proposals. Additionally, the votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any other matter that may properly come before the Meeting or any adjournment or postponement thereof.

Do you have questions?

If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free (800) 591-6313. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for the Meeting:

The proxy statement is available on the internet at https://vote.proxyonline.com/SA/docs/proxy.pdf.

SA Worldwide Moderate Growth Fund	PROXY CARD

AUTHORIZED SIGNATURES— THIS SECTION MUST BE COMPLETED

Please sign exactly as your name appears. If the shares are held jointly, each holder should sign. When signing as an attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in another representative capacity, please indicate your full title under signature(s).

SIGNATURE	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BELOW OR, IF NO CHOICE IS INDICATED, WILL BE VOTED “FOR” EACH PROPOSAL.

THE FUND’S BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL LISTED BELOW.

TO VOTE, MARK CIRCLE IN BLUE OR BLACK INK. Example: ●

PROPOSAL:
	FOR	AGAINST	ABSTAIN
1. To approve a new investment advisory and administrative services agreement between the Trust, on behalf of each Fund, and the Adviser.	O	O	O

YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND RETURN THIS

PROXY PROMPTLY USING THE ENCLOSED POSTMARKED ENVELOPE.

THANK YOU FOR CASTING YOUR VOTE

PROXY CARD

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

SA FUNDS – INVESTMENT TRUST

PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR

THE SPECIAL MEETING OF SHAREHOLDERS — SEPTEMBER 8, 2023

The undersigned shareholder of SA Funds - Investment Trust, hereby appoints Marcy Tsagarakis and Jeff Yorg, or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Special Meeting of Shareholders (the “Meeting”) to be held on September 8, 2023 at 11:00 a.m. Central Time at the offices of Buckingham Strategic Partners, LLC, 8182 Maryland Avenue, Suite 500, St. Louis, Missouri 63105 and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned at the Meeting with all powers possessed by the undersigned if personally present at the Meeting. The undersigned hereby acknowledges receipt of the Notice of the Special Meeting and the accompanying combined Proxy Statement, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to the Meeting.

If this proxy is properly executed, the votes entitled to be cast by the undersigned will be cast as instructed below, or if no instruction is given, the votes entitled to be cast by the undersigned will be cast “for” each of the proposals. Additionally, the votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any other matter that may properly come before the Meeting or any adjournment or postponement thereof.

Do you have questions?

If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free (800) 591-6313. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for the Meeting:

The proxy statement is available on the internet at https://vote.proxyonline.com/SA/docs/proxy.pdf.

SA U.S. Fixed Income Fund	PROXY CARD

AUTHORIZED SIGNATURES— THIS SECTION MUST BE COMPLETED

Please sign exactly as your name appears. If the shares are held jointly, each holder should sign. When signing as an attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in another representative capacity, please indicate your full title under signature(s).

SIGNATURE	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BELOW OR, IF NO CHOICE IS INDICATED, WILL BE VOTED “FOR” EACH PROPOSAL.

THE FUND’S BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE “FOR” THE NOMINEES LISTED BELOW.

TO VOTE, MARK CIRCLE IN BLUE OR BLACK INK. Example: ●

PROPOSAL(S):
		FOR	WITHHOLD
1.	The election of four Trustees to the Board of Trustees
1a.	Bryan Brown	O	O
1b.	Charles Roame	O	O
1c.	Jonathan Scheid	O	O
1d.	Harold Shefrin	O	O

YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND RETURN THIS

PROXY PROMPTLY USING THE ENCLOSED POSTMARKED ENVELOPE.

THANK YOU FOR CASTING YOUR VOTE

PROXY CARD

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

SA FUNDS – INVESTMENT TRUST

PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR

THE SPECIAL MEETING OF SHAREHOLDERS — SEPTEMBER 8, 2023

The undersigned shareholder of SA Funds - Investment Trust, hereby appoints Marcy Tsagarakis and Jeffery Yorg, or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Special Meeting of Shareholders (the “Meeting”) to be held on September 8, 2023 at 11:00 a.m. Central Time at the offices of Buckingham Strategic Partners, LLC, 8182 Maryland Avenue, Suite 500, St. Louis, Missouri 63105 and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned at the Meeting with all powers possessed by the undersigned if personally present at the Meeting. The undersigned hereby acknowledges receipt of the Notice of the Special Meeting and the accompanying combined Proxy Statement, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to the Meeting.

If this proxy is properly executed, the votes entitled to be cast by the undersigned will be cast as instructed below, or if no instruction is given, the votes entitled to be cast by the undersigned will be cast “for” each of the proposals. Additionally, the votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any other matter that may properly come before the Meeting or any adjournment or postponement thereof.

Do you have questions?

If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free (800) 591-6313. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for the Meeting:

The proxy statement is available on the internet at https://vote.proxyonline.com/SA/docs/proxy.pdf.

SA Global Fixed Income Fund	PROXY CARD

AUTHORIZED SIGNATURES— THIS SECTION MUST BE COMPLETED

Please sign exactly as your name appears. If the shares are held jointly, each holder should sign. When signing as an attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in another representative capacity, please indicate your full title under signature(s).

SIGNATURE	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BELOW OR, IF NO CHOICE IS INDICATED, WILL BE VOTED “FOR” EACH PROPOSAL.

THE FUND’S BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE “FOR” THE NOMINEES LISTED BELOW.

TO VOTE, MARK CIRCLE IN BLUE OR BLACK INK. Example: ●

PROPOSAL(S):
		FOR	WITHHOLD
1.	The election of four Trustees to the Board of Trustees
1a.	Bryan Brown	O	O
1b.	Charles Roame	O	O
1c.	Jonathan Scheid	O	O
1d.	Harold Shefrin	O	O

YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND RETURN THIS

PROXY PROMPTLY USING THE ENCLOSED POSTMARKED ENVELOPE.

THANK YOU FOR CASTING YOUR VOTE

PROXY CARD

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

SA FUNDS – INVESTMENT TRUST

PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR

THE SPECIAL MEETING OF SHAREHOLDERS — SEPTEMBER 8, 2023

The undersigned shareholder of SA Funds - Investment Trust, hereby appoints Marcy Tsagarakis and Jeffery Yorg, or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Special Meeting of Shareholders (the “Meeting”) to be held on September 8, 2023 at 11:00 a.m. Central Time at the offices of Buckingham Strategic Partners, LLC, 8182 Maryland Avenue, Suite 500, St. Louis, Missouri 63105 and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned at the Meeting with all powers possessed by the undersigned if personally present at the Meeting. The undersigned hereby acknowledges receipt of the Notice of the Special Meeting and the accompanying combined Proxy Statement, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to the Meeting.

If this proxy is properly executed, the votes entitled to be cast by the undersigned will be cast as instructed below, or if no instruction is given, the votes entitled to be cast by the undersigned will be cast “for” each of the proposals. Additionally, the votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any other matter that may properly come before the Meeting or any adjournment or postponement thereof.

Do you have questions?

If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free (800) 591-6313. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for the Meeting:

The proxy statement is available on the internet at https://vote.proxyonline.com/SA/docs/proxy.pdf.

SA U.S. Core Market Fund	PROXY CARD

AUTHORIZED SIGNATURES— THIS SECTION MUST BE COMPLETED

Please sign exactly as your name appears. If the shares are held jointly, each holder should sign. When signing as an attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in another representative capacity, please indicate your full title under signature(s).

SIGNATURE	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BELOW OR, IF NO CHOICE IS INDICATED, WILL BE VOTED “FOR” EACH PROPOSAL.

THE FUND’S BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE “FOR” THE NOMINEES LISTED BELOW.

TO VOTE, MARK CIRCLE IN BLUE OR BLACK INK. Example: ●

PROPOSAL(S):
		FOR	WITHHOLD
1.	The election of four Trustees to the Board of Trustees
1a.	Bryan Brown	O	O
1b.	Charles Roame	O	O
1c.	Jonathan Scheid	O	O
1d.	Harold Shefrin	O	O

YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND RETURN THIS

PROXY PROMPTLY USING THE ENCLOSED POSTMARKED ENVELOPE.

THANK YOU FOR CASTING YOUR VOTE

PROXY CARD

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

SA FUNDS – INVESTMENT TRUST

PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR

THE SPECIAL MEETING OF SHAREHOLDERS — SEPTEMBER 8, 2023

The undersigned shareholder of SA Funds - Investment Trust, hereby appoints Marcy Tsagarakis and Jeffery Yorg, or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Special Meeting of Shareholders (the “Meeting”) to be held on September 8, 2023 at 11:00 a.m. Central Time at the offices of Buckingham Strategic Partners, LLC, 8182 Maryland Avenue, Suite 500, St. Louis, Missouri 63105 and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned at the Meeting with all powers possessed by the undersigned if personally present at the Meeting. The undersigned hereby acknowledges receipt of the Notice of the Special Meeting and the accompanying combined Proxy Statement, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to the Meeting.

If this proxy is properly executed, the votes entitled to be cast by the undersigned will be cast as instructed below, or if no instruction is given, the votes entitled to be cast by the undersigned will be cast “for” each of the proposals. Additionally, the votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any other matter that may properly come before the Meeting or any adjournment or postponement thereof.

Do you have questions?

If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free (800) 591-6313. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for the Meeting:

The proxy statement is available on the internet at https://vote.proxyonline.com/SA/docs/proxy.pdf.

SA U.S. Value Fund	PROXY CARD

AUTHORIZED SIGNATURES— THIS SECTION MUST BE COMPLETED

Please sign exactly as your name appears. If the shares are held jointly, each holder should sign. When signing as an attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in another representative capacity, please indicate your full title under signature(s).

SIGNATURE	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BELOW OR, IF NO CHOICE IS INDICATED, WILL BE VOTED “FOR” EACH PROPOSAL.

THE FUND’S BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE “FOR” THE NOMINEES LISTED BELOW.

TO VOTE, MARK CIRCLE IN BLUE OR BLACK INK. Example: ●

PROPOSAL(S):
		FOR	WITHHOLD
1.	The election of four Trustees to the Board of Trustees
1a.	Bryan Brown	O	O
1b.	Charles Roame	O	O
1c.	Jonathan Scheid	O	O
1d.	Harold Shefrin	O	O

YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND RETURN THIS

PROXY PROMPTLY USING THE ENCLOSED POSTMARKED ENVELOPE.

THANK YOU FOR CASTING YOUR VOTE

PROXY CARD

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

SA FUNDS – INVESTMENT TRUST

PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR

THE SPECIAL MEETING OF SHAREHOLDERS — SEPTEMBER 8, 2023

The undersigned shareholder of SA Funds - Investment Trust, hereby appoints Marcy Tsagarakis and Jeffery Yorg, or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Special Meeting of Shareholders (the “Meeting”) to be held on September 8, 2023 at 11:00 a.m. Central Time at the offices of Buckingham Strategic Partners, LLC, 8182 Maryland Avenue, Suite 500, St. Louis, Missouri 63105 and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned at the Meeting with all powers possessed by the undersigned if personally present at the Meeting. The undersigned hereby acknowledges receipt of the Notice of the Special Meeting and the accompanying combined Proxy Statement, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to the Meeting.

If this proxy is properly executed, the votes entitled to be cast by the undersigned will be cast as instructed below, or if no instruction is given, the votes entitled to be cast by the undersigned will be cast “for” each of the proposals. Additionally, the votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any other matter that may properly come before the Meeting or any adjournment or postponement thereof.

Do you have questions?

If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free (800) 591-6313. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for the Meeting:

The proxy statement is available on the internet at https://vote.proxyonline.com/SA/docs/proxy.pdf.

SA U.S. Small Company Fund	PROXY CARD

AUTHORIZED SIGNATURES— THIS SECTION MUST BE COMPLETED

Please sign exactly as your name appears. If the shares are held jointly, each holder should sign. When signing as an attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in another representative capacity, please indicate your full title under signature(s).

SIGNATURE	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BELOW OR, IF NO CHOICE IS INDICATED, WILL BE VOTED “FOR” EACH PROPOSAL.

THE FUND’S BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE “FOR” THE NOMINEES LISTED BELOW.

TO VOTE, MARK CIRCLE IN BLUE OR BLACK INK. Example: ●

PROPOSAL(S):
		FOR	WITHHOLD
1.	The election of four Trustees to the Board of Trustees
1a.	Bryan Brown	O	O
1b.	Charles Roame	O	O
1c.	Jonathan Scheid	O	O
1d.	Harold Shefrin	O	O

YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND RETURN THIS

PROXY PROMPTLY USING THE ENCLOSED POSTMARKED ENVELOPE.

THANK YOU FOR CASTING YOUR VOTE

PROXY CARD

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

SA FUNDS – INVESTMENT TRUST

PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR

THE SPECIAL MEETING OF SHAREHOLDERS — SEPTEMBER 8, 2023

The undersigned shareholder of SA Funds - Investment Trust, hereby appoints Marcy Tsagarakis and Jeffery Yorg, or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Special Meeting of Shareholders (the “Meeting”) to be held on September 8, 2023 at 11:00 a.m. Central Time at the offices of Buckingham Strategic Partners, LLC, 8182 Maryland Avenue, Suite 500, St. Louis, Missouri 63105 and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned at the Meeting with all powers possessed by the undersigned if personally present at the Meeting. The undersigned hereby acknowledges receipt of the Notice of the Special Meeting and the accompanying combined Proxy Statement, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to the Meeting.

If this proxy is properly executed, the votes entitled to be cast by the undersigned will be cast as instructed below, or if no instruction is given, the votes entitled to be cast by the undersigned will be cast “for” each of the proposals. Additionally, the votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any other matter that may properly come before the Meeting or any adjournment or postponement thereof.

Do you have questions?

If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free (800) 591-6313. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for the Meeting:

The proxy statement is available on the internet at https://vote.proxyonline.com/SA/docs/proxy.pdf.

SA International Value Fund	PROXY CARD

AUTHORIZED SIGNATURES— THIS SECTION MUST BE COMPLETED

Please sign exactly as your name appears. If the shares are held jointly, each holder should sign. When signing as an attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in another representative capacity, please indicate your full title under signature(s).

SIGNATURE	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BELOW OR, IF NO CHOICE IS INDICATED, WILL BE VOTED “FOR” EACH PROPOSAL.

THE FUND’S BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE “FOR” THE NOMINEES LISTED BELOW.

TO VOTE, MARK CIRCLE IN BLUE OR BLACK INK. Example: ●

PROPOSAL(S):
		FOR	WITHHOLD
1.	The election of four Trustees to the Board of Trustees
1a.	Bryan Brown	O	O
1b.	Charles Roame	O	O
1c.	Jonathan Scheid	O	O
1d.	Harold Shefrin	O	O

YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND RETURN THIS

PROXY PROMPTLY USING THE ENCLOSED POSTMARKED ENVELOPE.

THANK YOU FOR CASTING YOUR VOTE

PROXY CARD

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

SA FUNDS – INVESTMENT TRUST

PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR

THE SPECIAL MEETING OF SHAREHOLDERS — SEPTEMBER 8, 2023

The undersigned shareholder of SA Funds - Investment Trust, hereby appoints Marcy Tsagarakis and Jeffery Yorg, or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Special Meeting of Shareholders (the “Meeting”) to be held on September 8, 2023 at 11:00 a.m. Central Time at the offices of Buckingham Strategic Partners, LLC, 8182 Maryland Avenue, Suite 500, St. Louis, Missouri 63105 and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned at the Meeting with all powers possessed by the undersigned if personally present at the Meeting. The undersigned hereby acknowledges receipt of the Notice of the Special Meeting and the accompanying combined Proxy Statement, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to the Meeting.

If this proxy is properly executed, the votes entitled to be cast by the undersigned will be cast as instructed below, or if no instruction is given, the votes entitled to be cast by the undersigned will be cast “for” each of the proposals. Additionally, the votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any other matter that may properly come before the Meeting or any adjournment or postponement thereof.

Do you have questions?

If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free (800) 591-6313. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for the Meeting:

The proxy statement is available on the internet at https://vote.proxyonline.com/SA/docs/proxy.pdf.

SA International Small Company Fund	PROXY CARD

AUTHORIZED SIGNATURES— THIS SECTION MUST BE COMPLETED

Please sign exactly as your name appears. If the shares are held jointly, each holder should sign. When signing as an attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in another representative capacity, please indicate your full title under signature(s).

SIGNATURE	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BELOW OR, IF NO CHOICE IS INDICATED, WILL BE VOTED “FOR” EACH PROPOSAL.

THE FUND’S BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE “FOR” THE NOMINEES LISTED BELOW.

TO VOTE, MARK CIRCLE IN BLUE OR BLACK INK. Example: ●

PROPOSAL(S):
		FOR	WITHHOLD
1.	The election of four Trustees to the Board of Trustees
1a.	Bryan Brown	O	O
1b.	Charles Roame	O	O
1c.	Jonathan Scheid	O	O
1d.	Harold Shefrin	O	O

YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND RETURN THIS

PROXY PROMPTLY USING THE ENCLOSED POSTMARKED ENVELOPE.

THANK YOU FOR CASTING YOUR VOTE

PROXY CARD

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

SA FUNDS – INVESTMENT TRUST

PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR

THE SPECIAL MEETING OF SHAREHOLDERS — SEPTEMBER 8, 2023

The undersigned shareholder of SA Funds - Investment Trust, hereby appoints Marcy Tsagarakis and Jeffery Yorg, or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Special Meeting of Shareholders (the “Meeting”) to be held on September 8, 2023 at 11:00 a.m. Central Time at the offices of Buckingham Strategic Partners, LLC, 8182 Maryland Avenue, Suite 500, St. Louis, Missouri 63105 and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned at the Meeting with all powers possessed by the undersigned if personally present at the Meeting. The undersigned hereby acknowledges receipt of the Notice of the Special Meeting and the accompanying combined Proxy Statement, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to the Meeting.

If this proxy is properly executed, the votes entitled to be cast by the undersigned will be cast as instructed below, or if no instruction is given, the votes entitled to be cast by the undersigned will be cast “for” each of the proposals. Additionally, the votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any other matter that may properly come before the Meeting or any adjournment or postponement thereof.

Do you have questions?

If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free (800) 591-6313. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for the Meeting:

The proxy statement is available on the internet at https://vote.proxyonline.com/SA/docs/proxy.pdf.

SA Emerging Markets Value Fund	PROXY CARD

AUTHORIZED SIGNATURES— THIS SECTION MUST BE COMPLETED

Please sign exactly as your name appears. If the shares are held jointly, each holder should sign. When signing as an attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in another representative capacity, please indicate your full title under signature(s).

SIGNATURE	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BELOW OR, IF NO CHOICE IS INDICATED, WILL BE VOTED “FOR” EACH PROPOSAL.

THE FUND’S BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE “FOR” THE NOMINEES LISTED BELOW.

TO VOTE, MARK CIRCLE IN BLUE OR BLACK INK. Example: ●

PROPOSAL(S):
		FOR	WITHHOLD
1.	The election of four Trustees to the Board of Trustees
1a.	Bryan Brown	O	O
1b.	Charles Roame	O	O
1c.	Jonathan Scheid	O	O
1d.	Harold Shefrin	O	O

YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND RETURN THIS

PROXY PROMPTLY USING THE ENCLOSED POSTMARKED ENVELOPE.

THANK YOU FOR CASTING YOUR VOTE

PROXY CARD

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

SA FUNDS – INVESTMENT TRUST

PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR

THE SPECIAL MEETING OF SHAREHOLDERS — SEPTEMBER 8, 2023

The undersigned shareholder of SA Funds - Investment Trust, hereby appoints Marcy Tsagarakis and Jeffery Yorg, or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Special Meeting of Shareholders (the “Meeting”) to be held on September 8, 2023 at 11:00 a.m. Central Time at the offices of Buckingham Strategic Partners, LLC, 8182 Maryland Avenue, Suite 500, St. Louis, Missouri 63105 and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned at the Meeting with all powers possessed by the undersigned if personally present at the Meeting. The undersigned hereby acknowledges receipt of the Notice of the Special Meeting and the accompanying combined Proxy Statement, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to the Meeting.

If this proxy is properly executed, the votes entitled to be cast by the undersigned will be cast as instructed below, or if no instruction is given, the votes entitled to be cast by the undersigned will be cast “for” each of the proposals. Additionally, the votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any other matter that may properly come before the Meeting or any adjournment or postponement thereof.

Do you have questions?

If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free (800) 591-6313. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for the Meeting:

The proxy statement is available on the internet at https://vote.proxyonline.com/SA/docs/proxy.pdf.

SA Real Estate Securities Fund	PROXY CARD

AUTHORIZED SIGNATURES— THIS SECTION MUST BE COMPLETED

Please sign exactly as your name appears. If the shares are held jointly, each holder should sign. When signing as an attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in another representative capacity, please indicate your full title under signature(s).

SIGNATURE	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BELOW OR, IF NO CHOICE IS INDICATED, WILL BE VOTED “FOR” EACH PROPOSAL.

THE FUND’S BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE “FOR” THE NOMINEES LISTED BELOW.

TO VOTE, MARK CIRCLE IN BLUE OR BLACK INK. Example: ●

PROPOSAL(S):
		FOR	WITHHOLD
1.	The election of four Trustees to the Board of Trustees
1a.	Bryan Brown	O	O
1b.	Charles Roame	O	O
1c.	Jonathan Scheid	O	O
1d.	Harold Shefrin	O	O

YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND RETURN THIS

PROXY PROMPTLY USING THE ENCLOSED POSTMARKED ENVELOPE.

THANK YOU FOR CASTING YOUR VOTE

PROXY CARD

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

SA FUNDS – INVESTMENT TRUST

PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR

THE SPECIAL MEETING OF SHAREHOLDERS — SEPTEMBER 8, 2023

The undersigned shareholder of SA Funds - Investment Trust, hereby appoints Marcy Tsagarakis and Jeffery Yorg, or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Special Meeting of Shareholders (the “Meeting”) to be held on September 8, 2023 at 11:00 a.m. Central Time at the offices of Buckingham Strategic Partners, LLC, 8182 Maryland Avenue, Suite 500, St. Louis, Missouri 63105 and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned at the Meeting with all powers possessed by the undersigned if personally present at the Meeting. The undersigned hereby acknowledges receipt of the Notice of the Special Meeting and the accompanying combined Proxy Statement, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to the Meeting.

If this proxy is properly executed, the votes entitled to be cast by the undersigned will be cast as instructed below, or if no instruction is given, the votes entitled to be cast by the undersigned will be cast “for” each of the proposals. Additionally, the votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any other matter that may properly come before the Meeting or any adjournment or postponement thereof.

Do you have questions?

If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free (800) 591-6313. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for the Meeting:

The proxy statement is available on the internet at https://vote.proxyonline.com/SA/docs/proxy.pdf.

SA Worldwide Moderate Growth Fund	PROXY CARD

AUTHORIZED SIGNATURES— THIS SECTION MUST BE COMPLETED

Please sign exactly as your name appears. If the shares are held jointly, each holder should sign. When signing as an attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in another representative capacity, please indicate your full title under signature(s).

SIGNATURE	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BELOW OR, IF NO CHOICE IS INDICATED, WILL BE VOTED “FOR” EACH PROPOSAL.

THE FUND’S BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE “FOR” THE NOMINEES LISTED BELOW.

TO VOTE, MARK CIRCLE IN BLUE OR BLACK INK. Example: ●

PROPOSAL(S):
		FOR	WITHHOLD
1.	The election of four Trustees to the Board of Trustees
1a.	Bryan Brown	O	O
1b.	Charles Roame	O	O
1c.	Jonathan Scheid	O	O
1d.	Harold Shefrin	O	O

YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND RETURN THIS

PROXY PROMPTLY USING THE ENCLOSED POSTMARKED ENVELOPE.

THANK YOU FOR CASTING YOUR VOTE